Securities Act File No. 33-34080
                                      Investment Company Act File No. 811-6076
==============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               /X/

               Pre-Effective Amendment No. ____                      / /

               Post-Effective Amendment No. 37                      /X/

                                      and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /X/

                                Amendment No. 37                  /X/

                        (Check appropriate box or boxes)

                        THE INFINITY MUTUAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)


3435 Stelzer Road, Columbus, Ohio                                     43219
(Address of Principal Executive Offices)                           (Zip Code)
Registrant's Telephone Number, including Area Code:    (614) 470-8000


                            Robert L. Tuch, Esq.
                                3435 Stelzer Road
                              Columbus, Ohio 43219
                    (Name and Address of Agent for Service)


                                    copy to:

                            Stuart H. Coleman, Esq.
                           Stroock & Stroock & Lavan LLP
                                180 Maiden Lane
                         New York, New York 10038-4982

     It is proposed that this filing will become effective (check appropriate box)

               ___  immediately upon filing pursuant to paragraph (b)

               ___  on (date) pursuant to paragraph (b)

                X   60 days after filing pursuant to paragraph (a)(i)

               ___  on (date) pursuant to paragraph (a)(i)

               ___  75 days after filing pursuant to paragraph (a)(ii)

               ___  on (date) pursuant to paragraph (a)(ii) of Rule 485.

               If appropriate, check the following box:

                X this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                        THE INFINITY MUTUAL FUNDS, INC.

                              AmeriStar Portfolios

                 Cross-Reference Sheet Pursuant to Rule 495(a)

Items in
Part A of
Form N-1A      Caption


                                                  Capital Growth, Dividend
                                                  Growth, Limited Duration
                                                  Income, Limited Duration U.S.
                                                  Government, Limited Duration
                                                  Tennessee Tax Free, Prime
                                                  Money Market, U.S. Treasury
                                                  Money Market Portfolios


1         Cover Page                              1
2         Synopsis                                3
3         Condensed Financial Information         5
4         General Description of Registrant       7
5         Management of the Fund                  14
5(a)      Management Discussion of Fund's         *
          Performance
6         Capital Stock and Other Securities      29
7         Purchase of Securities Being Offered    17
8         Redemption or Repurchase
9         Pending Legal Proceedings               *

Items in
Part B of
Form N-1A

20        Cover Page                              B-1
11        Table of Contents                       B-1
12        General Information and History         *
13        Investment Objectives and Policies      B-2
14        Management of the Fund                  B-18
15        Control Persons and Principal Holders   B-21, B-35
          of Securities
16        Investment Advisory and Other Services  B-21
17        Brokerage Allocation                    B-33
18        Capital Stock and Other Securities      B-34
19        Purchase, Redemption and Pricing        B-25
          of Securities Being Offered
20        Tax Status                              B-31
21        Underwriters                            *
22        Calculations of Performance Data        B-29
23        Financial Statements                    B-43

Items in
Part C of
Form N-1A

24        Financial Statements and Exhibits       C-1
25        Persons Controlled by or Under          C-5
          Common Control with Registrant
26        Number of Holders of Securities         C-5
27        Indemnification                         C-5
28        Business and Other Connections          C-6
          of Investment Adviser
29        Principal Underwriters                  C-10
30        Location of Accounts and Records        C-10
31        Management Services                     C-11
32        Undertakings                            C-11

PROSPECTUS                                                April __, 1998



                             AMERISTAR MUTUAL FUNDS




The AmeriStar Funds (the "Portfolios") are separate series of The Infinity Mutual Funds, Inc. (the "Fund"), an open-end, management investment company. By this Prospectus, the Fund is offering shares of nine Portfolios, each with a different investment policy:



   The CAPITAL GROWTH PORTFOLIO seeks to provide investors with capital growth. This Portfolio will invest primarily in the equity securities of domestic issuers.

   The DIVIDEND GROWTH PORTFOLIO seeks to provide investors with current income and capital appreciation. This Portfolio will invest primarily in dividend-paying equity securities of domestic issuers which are expected to provide reasonable income and may have capital appreciation potential.

   The LIMITED DURATION U.S. GOVERNMENT PORTFOLIO seeks to provide investors with high current income without assuming undue risk. This Portfolio will invest primarily in a portfolio of U.S. Government securities that, under normal market conditions, has an effective duration that approximates that of the Merrill Lynch Government 1 to 5 Year Bond Index.

   The LIMITED DURATION INCOME PORTFOLIO seeks to provide investors with current income without assuming undue risk. This Portfolio will invest primarily in investment grade, U.S. dollar denominated fixed-income securities of domestic and foreign issuers. Under normal market conditions, the Limited Duration Income Portfolio will invest in a portfolio of securities that has a duration of under four years.

   The LIMITED DURATION TENNESSEE TAX FREE PORTFOLIO seeks to provide investors with current income exempt from Federal and Tennessee income taxes without assuming undue risk. This Portfolio will invest primarily in a portfolio of investment grade Tennessee Municipal Obligations that, under normal market conditions, has a duration of under five years and an effective average portfolio maturity ranging between three and five years.

   The CORE INCOME PORTFOLIO seeks to provide investors with current income without assuming undue risk. This Portfolio will invest primarily in investment grade, U.S. dollar denominated fixed-income securities of domestic and foreign issuers. Under normal market conditions, the Core Income Portfolio will invest in a portfolio of securities, except when maintaining a temporary defensive position, that has an effective duration of 50% to 150% of that of the Merrill Lynch Corporate Government Master Index.

   The TENNESSEE TAX EXEMPT BOND PORTFOLIO seeks to provide investors with current income exempt from Federal and Tennessee income taxes without assuming undue risk. This Portfolio will invest primarily in investment grade Tennessee Municipal Obligations without regard to maturity.

   The PRIME MONEY MARKET PORTFOLIO seeks to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. This Portfolio will invest in short-term money market instruments and will seek a stable net asset value of $1.00 per share.

   The U.S. TREASURY MONEY MARKET PORTFOLIO seeks to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. This Portfolio will invest only in U.S. Treasury securities and in other securities guaranteed as to principal and interest by the U.S. Government, and repurchase agreements in respect thereof.

     Each Portfolio's investment adviser is First American National Bank (the "Adviser").

     BISYS Fund Services Limited Partnership ("BISYS") serves as each Portfolio's administrator and distributor.

     AN INVESTMENT IN A MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT EITHER MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     By this Prospectus, Trust Shares and Class A Shares of each Portfolio and Class B Shares of each Portfolio, other than the U.S. Treasury Money Market Portfolio, are being offered.

     Portfolio shares are not deposits or obligations of, or endorsed or guaranteed by, the Adviser or any other bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Portfolio shares involve certain risks, including the possible loss of principal. For each Portfolio, other than the Money Market Portfolios, share price and investment return fluctuate and are not guaranteed.

    This Prospectus sets forth concisely information about the Fund and the Portfolios that an investor should know before investing. It should be read and retained for future reference.

     The Statement of Additional Information, dated ________ __, 1998 which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund and Portfolios. For a free copy of the Statement of Additional Information, write to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219-3035, or call 1-800-852-0045.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 TABLE OF CONTENTS

                                                              Page
                                                          -----------
Fee Table.............................................
Financial Highlights..................................
Description of the Portfolios.........................
Management of the Portfolios..........................
How to Buy Shares.....................................
How to Redeem Shares..................................
Shareholder Privileges................................
Dividends, Distributions and Taxes....................
Performance Information...............................
General Information...................................
Appendix..............................................        A-1


Distributed by:                       Investment Adviser:
BISYS Fund Services Limited           First American National Bank
  Partnership                         315 Deaderick Street
3435 Stelzer Road                     Nashville, Tennessee 37237
Columbus, Ohio 43219-3035



     For information about opening an account and other Fund services call:
(800) 824-3741. For voice recorded price and yield information call: (800) 852-0045. To execute purchases, redemptions and exchanges and for information about the status of your account call: (800) 852-0045

                                   FEE TABLE



                                       Capital                    Dividend               Limited
                                       Growth                      Growth             Duration Income              Core Income
                                      Portfolio                   Portfolio              Portfolio                  Portfolio
                              -------------------------  ------------------------  -----------------------   ----------------------
                              Trust    Class A  Class B  Trust   Class A  Class B  Trust   Class A  Class B  Trust  Claas A  Class B
                              Shares   Shares   Shares   Shares  Shares   Shares   Shares  Shares   Shares   Shares Shares   Shares
                              -------  -------  -------  ------  -------  -------  ------  ------   ------   ------ -------  ------

Shareholder Transaction
  Expenses
Maximum Sales Load Imposed
 on Purchases
  (as a percentage of
   offering price..........     None    4.75%   None      None    4.75%    None     None     3.00%    None    None   3.00%    None
  Maximum Deferred Sales Load
  (as a percentage of the
   amount
    subject to charge).....     None     None+   4.00%     None    None+    4.00%    None    None+    4.00%    None   None+   4.00%
Annual Operating Expenses
  (as a percentage of
  average daily net
  assets)
Management Fees............      .65%     .65%    .65%      .65%    .65%     .65%     .50%    .50%     .50%     .50%   .50%    .50%
12b-1 Fees ................     None      .25%    .75%     None     .25%     .75%    None     .25%     .75%    None    .25%    .75%
Other Expenses ............      .34%     .28%    .56%      .44%    .41%     .71%     .37%    .34%     .60%     .42%   .37%    .68%
Total Portfolio Operating
   Expenses................      .99%    1.18%   1.96%     1.09%   1.31%    2.11%     .87%   1.09%    1.85%     .92%  1.12%   1.93%
Example:
  An investor would pay the
     following expenses on
     a $1,000 investment,
     assuming (1) 5% annual
     return and (2) redemption
     at the end of each time
     period:
     1 Year.................     $ 10    $ 59    $ 60      $ 11    $ 60      $ 61     $  9   $ 41     $ 59     $  9    $ 41   $ 60
     3 Years..................   $ 32    $ 83    $ 92      $ 35    $ 87      $ 96     $ 28   $ 64     $ 88     $ 29    $ 65   $ 91
     5 Years..................   $ 55    $109    $126      $ 60    $116      $133     $ 48   $ 88     $120     $ 51    $ 90   $124
     10 Years.................   $121    $184    $199*     $133    $198      $214*    $107   $159     $188*    $113    $162   $194*

  An investor would pay
     the following expenses
     on the same investment,
     assuming no redemption:
     1 Year...................   $ 10    $ 59   $ 20       $ 11    $ 60      $ 21     $  9   $ 41     $ 19     $  9    $ 41   $ 20
     3 Years..................   $ 32    $ 83   $ 62       $ 35    $ 87      $ 66     $ 28   $ 64     $ 58     $ 29    $ 65   $ 61
     5 Years..................   $ 55    $109   $106       $ 60    $116      $113     $ 48   $ 88     $100     $ 51    $ 90   $104
     10 Years.................   $121    $184   $199*      $133    $198      $214*    $107   $159     $188*    $113    $162   $194*


-----------------
+    A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of Class A Shares purchased without an initial sales charge as part of an investment of $1 million or more.
*    Ten-year figures assume conversion of Class B Shares to Class A Shares at the end of the seventh year following the date of purchase.




                                       Tennessee            Limited Duration            Limited Duration         Prime
                                       Tax Exempt           Tennessee Tax Free            U.S. Government      Money Market
                                     Bond Portfolio             Portfolio                   Portfolio          Portfolio
                               -------------------------  ------------------------  -----------------------   ----------------------
                              Trust    Class A  Class B  Trust   Class A  Class B  Trust   Class A  Class B  Trust  Class A  Class B
                              Shares   Shares   Shares   Shares  Shares   Shares   Shares  Shares   Shares   Shares Shares   Shares
                              -------  -------  -------  ------  -------  -------  ------  ------   ------   ------ -------  ------

Shareholder Transaction
  Expenses
  Maximum Sales Load Imposed
  on Purchases (as a
    percentage of offering
    price)...................   None     3.00%   None      None    3.00%    None    None      3.00%   None     None     None   None
  Maximum Deferred Sales
  Load (as a percentage
  of the amount
   subject to charge)........   None     None+   4.00%     None    None+    4.00%   None      None+   4.00%    None    None   4.00%
Annual Operating Expenses
  (as a percentage of average
  daily net assets)
Management Fees..............    .50%    .50%    .50%      .39%*   .39%*     .39%*  .34%*     .34%*    .34%*    .25%    .25%   .25%
12b-1 Fees ..................   None     .25%    .75%      None    .25%      .75%   None      .25%     .75%     None    None   .75%
Other Expenses...............    .37%    .34%    .60%      .41%    .34%      .87%   .41%      .41%     .92%     .37%    .62%   .61%
Total Portfolio Operating
  Expenses...................    .87%   1.09%   1.85%      .80%*   .98%*    2.01%*  .75%*    1.00%*   2.01%*    .62%    .87%  1.61%
Example:
  An investor would pay the
     following expenses on
     a $1,000 investment,
     assuming (1) 5% annual
     return and (2) redemption
     at the end of each time
     period:
     1 Year..................   $  9     $ 41    $ 59      $  8    $ 40      $ 60   $  8     $ 40    $ 60      $  6    $  9   $ 56
     3 Years.................   $ 28     $ 64    $ 88      $ 26    $ 60      $ 93   $ 24     $ 61    $ 93      $ 20    $ 28   $ 81
     5 Years.................   $ 48     $ 88    $120      $ 44    $ 83      $128   $ 42     $ 84    $128      $ 35    $ 48   $108
     10 Years................   $107     $159    $188**    $ 99    $147      $195** $ 93     $149    $195**    $ 77    $107   $162**

  An investor would pay
     the following expenses
     on the same investment,
     assuming no redemption:
     1 Year..................  $  9      $ 41    $ 19      $  8    $ 40      $ 20    $  8   $ 40     $ 20      $  6    $  9   $ 16
     3 Years.................  $ 28      $ 64    $ 58      $ 26    $ 60      $ 63    $ 24   $ 61     $ 63      $ 20    $ 28   $ 51
     5 Years.................  $ 48      $ 88    $100      $ 44    $ 83      $108    $ 42   $ 84     $108      $ 35    $ 48   $ 88
     10 Years................  $107      $159    $188**    $ 99    $147      $195**  $ 93   $149     $195**    $ 77    $107   $162**


---------------
+    A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of Class A Shares purchased without an initial sales charge as part of an investment of $1 million or more.
*    After fee waiver.
**   Ten-year figures assume conversion of Class B Shares to Class A Shares at the end of the seventh year following the date of purchase.

                                 U.S. Treasury
                                 Money Market
                                  Portfolio
                               ---------------------
                               Trust         Class A
                               Shares        Shares
                               ------        -------
Shareholder Transaction
  Expenses
  Maximum Sales Load Imposed
  on Purchases (as a
    percentage of
    offering price).......     None         None
  Maximum Deferred Sales
  Load (as a percentage
  of the amount
   subject to charge)........  None     None
Annual Operating Expenses
  (as a percentage of average
  daily net assets)
Management Fees..............  .25%     .25%
12b-1 Fees ..................  None     None
Other Expenses...............  .25%     .50%
Total Portfolio Operating
  Expenses...................  .50%     .75%
Example:
  An investor would pay the
     following expenses on
     a $1,000 investment,
     assuming (1) 5% annual
     return and (2) redemption
     at the end of each time
     period:
     1 Year.................. $ 5         $ 8
     3 Years................. $16         $24
     5 Years................. $28         $42
     10 Years................ $63         $93

  An investor would pay
     the following expenses
     on the same investment,
     assuming no redemption:
     1 Year.................. $ 5         $ 8
     3 Years................. $16         $24
     5 Years................. $28         $42
     10 Years................ $63         $93


     The amounts listed in the example should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, each Portfolio's actual performance will vary and may result in an actual return greater or less than 5%.


     The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by the Portfolios and investors, the payment of which will reduce investors' annual return. Other Expenses for Class B Shares are estimated based on amounts for Class A Shares for the current fiscal year. Other Expenses for Class A Shares and Trust Shares are based on amounts for the fiscal year ended December 31, 1997. The Management Fees noted above for the Limited Duration Tennessee Tax Free Portfolio and Limited Duration U.S. Government Portfolio, without fee waivers, would be .50% for each such Portfolio. Long-term investors in Class A Shares or Class B Shares could pay more in aggregate 12b-1 fees and sales charges than the economic equivalent of the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. The expenses noted above do not reflect any other fee waiver or expense reimbursement arrangement that may be in effect. Certain Service Organizations (as defined below) and other institutions also may charge their clients direct fees for effecting transactions in Portfolio shares and the Adviser, its affiliates and certain other institutions may charge customary account and account transaction fees, which are not Fund related, with respect to accounts through which or for which Portfolio shares are purchased or redeemed; such fees are not reflected in the foregoing table. For a further description of the various costs and expenses incurred in a Portfolio's operation, as well as expense reimbursement or waiver arrangements, see "Management of the Portfolios."


                              FINANCIAL HIGHLIGHTS



     Contained below for each Portfolio is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. The information in the financial highlights has been audited by KPMG Peat Marwick LLP, the Portfolios' independent auditors. Further financial data, related notes and reports of independent auditors with respect to Trust Shares and Class A Shares accompany the Statement of Additional Information, which is available upon request. No financial information is available for Class B Shares which had not been offered as of December 31, 1997. The shareholder services plan fees and higher distribution plan fees payable by Class B Shares will cause such shares to have a higher expense ratio, to pay lower dividends, and to have a lower total investment return than Class A Shares; and Class A Shares and Class B Shares will have a higher expenses ratio, pay lower dividends, and have a lower investment return than Trust Shares.


                       AMERISTAR CAPITAL GROWTH PORTFOLIO


                                                               TRUST SHARES                         CLASS A SHARES
                                                          ----------------------    -----------------------------------------------
                                                              Period Ended             Year Ended                 Period Ended
                                                            December 31, 1997*      December 31, 1997          December 31, 1996**
                                                            --------------------    ---------------------      ------------------




Net Asset Value, Beginning of Period..................        $14.51                    $ 11.32                   $ 10.00
                                                              -------                   -------                   -------
Income from investment operations:
  Net investment income...............................          0.02                       0.06      `               --
  Net realized and unrealized gains on
    securities transactions...........................          0.10                       3.40                      1.32
                                                               -------                     ----                      ----
  Net income from investment operations...............          0.12                       3.46                      1.32
                                                               -------                     ----                      ----
Less distributions:
  Net investment income..............................          (0.02)                     (0.06)                     --
  Net realized gains.................................          (1.92)                     (1.92)                     --
                                                               -------                     ----                      ----
Net change in net asset value.........................         (1.82)                      1.48                      1.32
                                                               -------                     ----                      ----
Net Asset Value, End of Period........................        $12.69                    $ 12.80                     $11.32
                                                               ========                 =======                     =======
Total Return (excluding sales charge).................          0.88%(a)                  30.79%                     13.20%(a)
Ratios/Supplemental Data:
  Net assets, end of period (000's)...................        $141,761                  $  858                      $49,008
  Ratio of expenses to average net assets.............            0.58%(b)                 0.93%                     1.20%(b)
  Ratio of net investment income to average
     net assets.......................................            0.80%(b)                 0.42%                    (0.02)%(b)
  Ratio of expenses to average net assets***..........            0.99%(b)                 1.18%                     1.39%(b)
  Ratio of net investment income to average
     net assets***....................................            0.39%(b)                 0.17%                    (0.21)%(b)
  Portfolio Turnover..................................             116%                     116%                       69%
  Average commission rate paid(c).....................         $0.0800                    $0.0800                    $0.0838



-----------------------
*   For the period from October 3, 1997 (commencement of initial offering)
    through December 31, 1997.
**  For the period from April 1, 1996 (commencement of operations) through
    December 31, 1996.
*** During the period certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold for which commissions were charged.



                   AMERISTAR LIMITED DURATION INCOME PORTFOLIO

                                                              TRUST SHARES               CLASS A SHARES
                                                              ------------   -----------------------------------------------------
                                                             Period Ended    Year Ended    Year Ended  Year Ended     Period Ended
                                                             December 31,     December     December    December 31,    December 31,
                                                                1997*         31, 1997     31, 1996      1995           1994**
                                                             ------------   ----------    ---------    ----------    -------------
Net Asset Value, Beginning of Period.........................   $  10.00     $  9.96      $ 10.13       $  9.66       $ 10.00
                                                                --------     -------     -----------   ----------    ----------
Income from investment operations:
  Net investment income.....................................        0.15        0.59         0.58          0.59          0.38
  Net realized and unrealized gains (losses) on securities
      transactions...........................................      (0.01)       0.04        (0.16)         0.47         (0.34)
                                                                ---------    --------    -----------    ----------    ----------
  Net income from investment operations......................       0.14        0.63         0.42          1.06          0.04
                                                                ---------    --------    -----------   ----------    ----------

Less distributions:
  Net investment income......................................      (0.15)      (0.59)       (0.58)        (0.59)        (0.38)

  Net realized gains .......................................
                                                                   (0.01)      (0.01)       (0.01)          -             -
                                                                  --------     ---------    ----------   ----------   ---------
Net change in net asset value................................      (0.02)       0.03        (0.17)         0.47         (0.34)
                                                                  --------     ---------   ----------   ----------    ---------
Net Asset Value, End of Period................................    $ 9.98       $9.99        $9.96       $ 10.13        $ 9.66
                                                                  =======      ========    =========    =========      ========
Total Return (excluding sales charge)........................       1.36%(a)    6.47%        4.28%        11.20%         0.42%(a)
Ratios/Supplemental Data:
  Net assets, end of period (000's)..........................    $84,886      $5,894     $ 98,197    $  103,382      $ 93,189
  Ratio of expenses to average net assets....................       0.56%(b)    0.83%        0.83%         0.87%         0.83%(b)
  Ratio of net investment income to average net assets.......       6.08%(b)    5.92%        5.84%         5.89%         5.27%(b)
  Ratio of expenses to average net assets***.................       0.87%(b)    1.09%        1.08%         1.12%         1.28%(b)
  Ratio of net investment income to average net assets***....       5.77%(b)    5.66%        5.59%         5.64%         4.82%(b)
  Portfolio Turnover.........................................         45%         45%          51%           28%            6%
---------------
*  For the period from October 3, 1997 (commencement of initial offering)
   through December 31, 1997.

** For the period from March 28, 1994 (commencement of operations) through December 31, 1994.

*** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

                       AMERISTAR CORE INCOME PORTFOLIO



                                                        TRUST SHARES                    CLASS A SHARES
                                                        ------------           ---------------------------------------------
                                                        Period Ended               Year Ended               Period Ended
                                                      December 31, 1997*       December 31, 1997         December 31, 1996**
                                                      ------------------       -----------------         -------------------


Net Asset Value, Beginning of Period..................       $10.16                 $10.00                 $ 10.00
                                                             ------                 ------                 -------
Income from investment operations:
  Net investment income...............................         0.16                   0.58                    0.40
Net realized and unrealized gains on
   securities transactions............................         0.09                   0.26                     --
                                                             ------                  -------                --------
  Net income from investment operations...............         0.25                   0.84                    0.40
                                                             ------                  --------               --------
Less distributions:
  Net investment income...............................        (0.16)                 (0.59)                  (0.40)
                                                             -------                 --------               --------
Net change in net asset value.........................         0.09                   0.25                    0.00
                                                             -------                 --------               --------
Net Asset Value, End of Period........................       $10.25                 $10.25                 $ 10.00
                                                             =======                ========               ========

Total Return (excluding sales charge).................         2.45%(a)               8.66%                   4.12%(a)
Ratios/Supplemental Data:
  Net assets, end of period (000's)...................      $71,991                    $95                 $38,815
  Ratio of expenses to average net assets.............         0.60%(b)               0.87%                   1.13%(b)
  Ratio of net investment income to average
     net assets.......................................         6.28%(b)               5.74%                   5.37%(b)
  Ratio of expenses to average net assets***..........         0.92%(b)               1.12%                   1.32%(b)
  Ratio of net investment income to average
     net assets***....................................         5.96%(b)               5.49%                   5.18%(b)
  Portfolio Turnover..................................           56%                    56%                     65%


-----------------------

* For the period from October 3, 1997 (commencement of initial offering) through December 31, 1997.

** For the period from April 1, 1996 (commencement of operations) through December 31, 1996.

*** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Not annualized.
(b)  Annualized.

                 AMERISTAR TENNESSEE TAX EXEMPT BOND PORTFOLIO


                                                     TRUST SHARES                              CLASS A SHARES
                                                     ------------    -------------------------------------------------------------
                                                                                            Year
                                                                                           Ended       Year Ended    Period Ended
                                                    Period Ended         Year Ended       December     December 31,   December 31,
                                                  December 31, 1997*   December 31, 1997   31, 1996      1995           1994**
                                                  -----------------    ------------------   --------     ------------   ------------

Net Asset Value, Beginning of Period.................    $10.05          $ 9.90           $   10.19       $    9.40      $   10.00
                                                        ---------       ----------     -------------  ------------    ---------
Income from investment operations:
  Net investment income...............................     0.10            0.44                0.42            0.45           0.34
  Net realized and unrealized gains (losses)
  on securities transactions..........................     0.13            0.25               (0.29)           0.79          (0.60)
                                                          -----         ---------       ----------    -------------  -------------
  Net income (loss) from investment operations.........    0.23            0.69                0.13            1.24          (0.26)
                                                          -----         ---------       ----------    -------------  -------------
Less distributions:
Net investment income.................................    (0.10)          (0.41)              (0.42)          (0.45)         (0.34)
                                                          ------       ---------       -----------   -------------  -------------
Net change in net asset value.........................     0.13            0.28               (0.29)           0.79          (0.60)
                                                          ------       ---------       -----------   -------------  -------------
Net Asset Value, End of Period........................   $10.18         $ 10.18          $     9.90       $   10.19      $    9.40
                                                        ========        =========        ==========    ============    =========
Total Return (excluding sales charge)..................    2.35%(a)        7.13%               1.39%          13.40%     (2.63)%(a)
Ratios/Supplemental Data:
  Net assets, end of period (000's)..................  $100,742          $1,669          $   88,044     $    94,143    $    86,127
  Ratio of expenses to average net assets............      0.56%(b)        0.84%               0.86%           0.87%        0.82%(b)
  Ratio of net investment income to average net assets.    4.22%(b)        4.13%               4.29%           4.52%        4.61%(b)
  Ratio of expenses to average net assets***...........    0.87%(b)        1.09%               1.11%           1.12%        1.18%(b)
  Ratio of net investment income to average net assets***  3.91%(b)        3.88%               4.04%           4.27%        4.25%(b)
  Portfolio Turnover...................................     253%            253%                219%            188%        0.41%

---------------

* For the period from October 3, 1997 (commencement of initial offering) through December 31, 1997.

**   For the period from March 28, 1994 (commencement of operations) through December
     31, 1994.

*** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.


             AMERISTAR LIMITED DURATION TENNESSEE TAX FREE PORTFOLIO


                                                              CLASS A SHARES
                                                              --------------
                                                              Period Ended
                                                            December 31, 1997*
                                                            ------------------

Net Asset Value, Beginning of Period........................     $10.00
                                                                 ------
Income from investment operations:
  Net investment income.....................................       0.29
  Net realized and unrealized gains on
    securities transactions.................................       0.13
                                                                  ------
  Net income from investment
     operations.............................................       0.42
                                                                   ----
Less distributions:
  Net investment income.....................................      (0.29)
                                                                  ------
Net change in net asset value...............................       0.13
                                                                  ------
Net Asset Value, End of Period..............................     $ 10.13
                                                                 ======

Total Return (excluding sales charge) ......................       4.26%(a)
Ratios/Supplemental Data:
  Net assets, end of period (000's) ........................    $22,893
  Ratio of expenses to average net assets...................       0.98%(b)
  Ratio of net investment income to average
    net assets..............................................       3.48%(b)
  Ratio of expenses to average net
    assets**................................................       1.52%(b)
  Ratio of net investment income to average
    net assets**............................................       2.94%(b)
  Portfolio Turnover........................................      179%

-------------
* For the period from February 28, 1997 (commencement of operations) through December 31, 1997.
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Not annualized.
(b)  Annualized.


                       AMERISTAR DIVIDEND GROWTH PORTFOLIO

                                                        TRUST SHARES           CLASS A SHARES
                                                        ------------           ---------------
                                                         Period Ended           Period Ended
                                                       December 31, 1997*       December 31, 1997**
                                                       ------------------      -------------------

Net Asset Value, Beginning of Period ......................   $11.73                $10.00
                                                             --------               ------
Income from investment operations:
  Net investment income....................................     0.06                  0.65
  Net realized and unrealized gains on
    securities transactions...............................      0.44                  1.71
                                                             --------                 ----
  Net income from investment
    operations............................................      0.50                  2.36
                                                             --------                 ----
Less distributions:
  Net investment income...................................     (0.06)                (0.19)
                                                              -------                ------
Net realized gains........................................     (1.80)                (1.80)
Net change in net asset value..............................    (1.36)                (0.37)
                                                              -------                 ----
Net Asset Value, End of Period.............................   $10.37                $10.37
                                                              =======               ======

Total Return (excluding sales charge) .....................     4.62%(a)             24.20%(a)
Ratios/Supplemental Data:
  Net assets, end of period (000's) .......................  $67,949                  $388
  Ratio of expenses to average net assets..................     0.68%(b)              1.06%(b)
  Ratio of net investment income to average
    net assets..............................................    2.15%(b)              2.11%(b)
  Ratio of expenses to average net
    assets***...............................................    1.09%(b)              1.31%(b)
  Ratio of net investment income to average
    net assets***...........................................    1.74%(b)              1.86%(b)
  Portfolio Turnover........................................      86%                   86%
  Average commission rate paid (c) ........................  $0.0934               $0.0934

-------------

* For the period from October 3, 1997 (commencement of initial offering) through December 31, 1997.
** For the period from February 28, 1997 (commencement of operations) through December 31, 1997.
*** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)   Not annualized.
(b)   Annualized.
(c) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

              AMERISTAR LIMITED DURATION U.S. GOVERNMENT PORTFOLIO

                                                               CLASS A SHARES
                                                               --------------
                                                              Period Ended
                                                            December 31, 1997*
                                                            ------------------

Net Asset Value, Beginning of Period........................        $10.00
                                                                     ------
Income from investment operations:
  Net investment income.....................................          0.42
  Net realized and unrealized gains on
    securities transactions.................................          0.12
                                                                     -----
  Net income from investment
     operations.............................................          0.54
                                                                      ----
Less distributions:
  Net investment income.....................................         (0.42)
                                                                     ------
Net change in net asset value...............................          0.12
                                                                      ----
Net Asset Value, End of Period..............................        $10.12
                                                                    ======

Total Return (excluding sales charge).......................          5.54%(a)
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................       $20,103
  Ratio of expenses to average net assets...................          1.00%(b)
  Ratio of net investment income to average
    net assets..............................................          5.34%(b)
  Ratio of expenses to average net
     assets**...............................................          1.62%(b)
  Ratio of net investment income to average
    net assets**............................................          4.72%(b)
  Portfolio Turnover........................................            52%

-------------
* For the period from February 28, 1997 (commencement of operations) through December 31, 1997.
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Not annualized.
(b)  Annualized.


                     AMERISTAR PRIME MONEY MARKET PORTFOLIO

                                        TRUST SHARES                                  CLASS A SHARES
                               ------------------------------       -------------------------------------------------------------
                                YEAR ENDED       PERIOD ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED      PERIOD ENDED
                               DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                 1997              1996*              1997             1996            1995             1994**
                              ------------      -------------      ---------------  -------------    ------------    ------------

Net Asset Value,
  Beginning of Period..............   $1.00        $1.00            $  1.00          $  1.00         $   1.00          $  1.00
Income from investment operations:    -----        ------           ----------        ----------       ---------        ----------
  Net investment income............   0.051        0.024              0.048            0.048            0.054            0.031
                                     ------        ------           ----------        ----------       ----------       ----------
Less distributions:
  Net investment income...........   (0.051)      (0.024)            (0.048)           (0.048)         (0.054)          (0.031)
                                    ----------    -------           ----------        ----------      ------------    ----------
Net Asset Value, End of Period....    $1.00        $1.00            $  1.00          $   1.00         $  1.00           $ 1.00
                                   ===========    ========          ===========       ==========      ============    ============
Total Return.....................      5.17%        2.46%(a)           4.90%             4.88%           5.51%            3.13%(a)
Ratios/Supplemental Data:
  Net assets, end of
   period (000's)................   $26,389      $48,101           $ 56,163          $ 22,836        $ 63,919         $ 82,351
  Ratio of expenses to
   average net assets.........         0.62%        0.65%(b)           0.87%             0.68%           0.65%            0.63%(b)
  Ratio of net investment income to
     average net assets.........       5.05%        4.86%(b)           4.82%             4.83%           5.37%            4.00%(b)
  Ratio of expenses to
   average net assets***........       0.62%(c)     0.65%(b)           0.87%(c)          0.86%           0.90%            0.93%(b)
  Ratio of net investment income to
   average net assets***.....          5.05%(c)     4.86%(b)           4.82% (c)         4.65%           5.12%            3.76%(b)
------------


* For the period from July 1, 1996 (commencement of initial offering) through December 31, 1996.
** For the period from March 29, 1994 (commencement of operations) through December 31, 1994.
*** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.
(b) Annualized.
(c) There were no fee waivers or expense reimbursements during the period.


                           AMERISTAR U.S. TREASURY MONEY MARKET PORTFOLIO

                                     TRUST SHARES                                       CLASS A SHARES
                               -----------------------------    -----------------------------------------------------------

                               Year Ended       Period Ended    Year Ended     Year Ended      Year Ended       Period Ended
                               December 31,     December 31,    December 31,   December 31,    December 31,     December 31,
                                  1997             1996*          1997            1996           1995              1994**
                               ------------     ------------    ------------    -----------    ------------    --------------
Net Asset Value,
 Beginning of Period........     $1.00           $1.00            $1.00           $1.00          $1.00             $1.00
                                 ------          ------           ------           -----          ------           ------
Income from investment
 operations:
  Net investment income.....      0.049          0.024            0.047            0.047         0.053             0.030
                                 ------          ------           ------           -----          ------           ------
Less distributions:
  Net investment income.....     (0.049)        (0.024)          (0.047)          (0.047)       (0.053)           (0.030)
                                 ------          ------           ------           -----         ------           -------
Net Asset Value,
  End of Period.............    $  1.00          $1.00          $  1.00           $1.00          $1.00             $1.00
                                ========         =======        ========          =======       ========          =======
Total Return................       5.05%          2.43%(a)         4.78%           4.78%          5.41%            3.01%(a)

Ratios/Supplemental Data:
  Net assets,
   end of period (000's)....    $114,175      $109,698           $77,065         $78,308      $168,430         $139,715

  Ratio of expenses
   to average net assets....        0.50%         0.52%(b)          0.75%           0.56%         0.50%            0.54%(b)

  Ratio of net investment income
   to average net assets....        4.94%         4.78%(b)          4.68%           4.72%         5.28%             4.02%(b)

  Ratio of expenses
   to average net assets***..       0.50%(c)       0.52%(b)         0.75%(c)        0.74%         0.75%             0.83%(b)

  Ratio of net investment income
   to average net assets***..       4.94%(c)       4.78%(b)         4.68%(c)        4.54%         5.03%             3.73%(b)
---------------
*    For the period from July 1, 1996 (commencement of operations) through
     December 31, 1996.

** For the period from March 29, 1994 (commencement of operations) through December 31, 1994.

*** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Not annualized
(b)  Annualized
(c) There were no fee waivers or expense reimbursements for this fund during this period.


     Further information about performance for Trust Shares and Class A Shares is contained in the Portfolios' annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.



                         DESCRIPTION OF THE PORTFOLIOS

General

     Each Portfolio offers Trust Shares and Class A Shares; and each Portfolio, other than the U.S. Treasury Money Market Portfolio, offers Class B Shares. Each Trust Share, Class A Share and Class B Share represents an identical pro rata interest in the relevant Portfolio's investment portfolio. See "How to Buy Shares -- Alternative Purchase Methods."

Investment Objectives

     Each Portfolio's investment objective is set forth on the cover page of this Prospectus. The differences in objectives and policies among the Portfolios determine the types of securities in which each Portfolio invests and can be expected to affect the degree of risk to which each Portfolio is subject and each Portfolio's yield or return. Each Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Portfolio's outstanding voting shares. There can be no assurance that each Portfolio's investment objective will be achieved.

Management Policies

     CAPITAL GROWTH PORTFOLIO--The Capital Growth Portfolio will invest primarily in the equity securities of domestic issuers. The Capital Growth Portfolio, under normal circumstances, will invest primarily in securities of companies with relatively large capitalizations (generally greater than $500 million) that the Adviser believes offer opportunities for capital appreciation and growth of earnings. The equity securities in which the Portfolio may invest consist of common stocks, preferred stocks and convertible securities, including those in the form of American Depositary Receipts and Standard & Poor's Depositary Receipts, as well as warrants to purchase such securities. The Portfolio also may invest in debt securities of domestic and foreign issuers when the Adviser believes that such securities offer opportunities on capital growth. The Portfolio may invest up to 10% of the value of its total assets in foreign securities which are not publicly traded in the United States. See "Appendix--Portfolio Securities."

    At least 65% of the value of the Capital Growth Portfolio's total assets invested in debt securities must consist of debt securities which are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"), Fitch IBCA, Inc. ("Fitch") or Duff
& Phelps Credit Rating Co. ("Duff") or, if unrated, deemed to be of comparable quality by the Adviser. The remainder of such assets may be invested in debt securities which are rated no lower than Ba by Moody's and BB by S&P, Fitch and Duff or, if unrated, deemed to be of comparable quality by the Adviser. Debt securities rated Ba by Moody's and BB by S&P, Fitch and Duff are considered speculative grade debt and the payment of principal and interest may be affected at any time by adverse economic changes. See "Investment Considerations and Risk Factors--Lower Rated Securities" below, and "Appendix" in the Statement of Additional Information.

     The Capital Growth Portfolio may invest, in anticipation of otherwise investing cash positions, in money market instruments of the type in which the Prime Money Market Portfolio invests (collectively, "Money Market Instruments"), as described below. Under normal market conditions, the Portfolio does not expect to have a substantial portion of its assets invested in Money Market Instruments. However, when the Adviser determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive posture and invest entirely in Money Market Instruments.

     The Capital Growth Portfolio also may engage in various investment techniques such as options and futures transactions and lending portfolio securities, each of which involves risk. For a discussion of these investment techniques and their related risks, see "Investment Considerations and Risk Factors" below, and "Appendix--Investment Techniques." The Portfolio also may invest, to a limited extent, in securities issued by other investment companies which principally invest in securities of the type in which the Portfolio invests.

     DIVIDEND GROWTH PORTFOLIO--The Dividend Growth Portfolio will invest primarily in the equity securities of domestic issuers which are expected to provide reasonable income and which may have capital appreciation potential. The Dividend Growth Portfolio will invest at least 65% of the value of its total assets (except when maintaining a temporary defensive position) in dividend-paying equity securities of issuers that the Adviser believes have the capacity to increase dividend payments in the future. Equity securities include common stocks, preferred stocks and securities that are convertible into common stocks. The Portfolio will invest in the equity securities of issuers believed by the Adviser to be financially sound and which pay above-average dividends. The Adviser intends to take into account factors, including price-earnings ratios, cash flow and relationship of asset value to market price of the securities. Investments may be made in securities of companies of any size depending on the relative attractiveness of the company and the economic sector in which it operates. The Adviser anticipates investing approximately 25% of the Dividend Growth Portfolio's total assets in convertible securities and preferred stock. In all other respects, the Dividend Growth Portfolio's management policies are identical to those of the Capital Growth Portfolio.

     LIMITED DURATION INCOME PORTFOLIO--The Limited Duration Income Portfolio invests at least 65% of the value of its total assets (except when maintaining a temporary defensive position) in bonds, debentures and other debt instruments. The Portfolio invests in a broad range of investment grade, U.S. dollar denominated fixed-income securities of domestic and foreign issuers. These debt securities include bonds, debentures, notes, money market instruments (including foreign bank obligations, such as time deposits, certificates of deposit and bankers' acceptances, commercial paper and other short-term corporate debt obligations, and repurchase agreements), mortgage-related securities (including interest-only and principal-only stripped mortgage-backed securities), asset-backed securities, municipal obligations and convertible debt obligations. The issuers may include foreign corporations, partnerships, trusts or similar entities, and governments or their political subdivisions, agencies or instrumentalities. Under normal market conditions, the Limited Duration Income Portfolio will invest in a portfolio of securities that has a duration of under four years.

     The maturity of any single instrument held by the Limited Duration Income Portfolio is not limited. The duration of the Portfolio, however, under normal circumstances, will not exceed four years. The Adviser will seek to maintain a duration ranging between one year and four years depending upon market conditions. Under normal circumstances, the dollar-weighted average life of the Portfolio's investment securities will be longer than one year and less than five years. As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Limited Duration Income Portfolio, the Adviser will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as option-adjusted duration.

     The securities in which the Limited Duration Income Portfolio will invest will consist only of those which, at the time of purchase, are rated no lower than Baa by Moody's or BBB by S&P, Fitch or Duff, or, if unrated, deemed to be of comparable quality by the Adviser. Obligations rated BBB by S&P and Fitch and Baa by Moody's are considered investment grade obligations; those rated BBB by S&P and Fitch are regarded as having an adequate capacity to pay principal and interest, while those rated Baa by Moody's are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics. See "Investment Considerations and Risk Factors--Fixed-Income Securities" below, and "Appendix" in the Statement of Additional Information.

     When management believes it advisable for temporary defensive purposes, the Portfolio may invest in Money Market Instruments.

     The Limited Duration Income Portfolio also may lend securities from its portfolio as described under "Appendix--Investment Techniques--Lending Portfolio Securities." The Limited Duration Income Portfolio also may invest, to a limited extent, in securities issued by other investment companies which principally invest in securities of the type in which the Portfolio invests.

     CORE INCOME PORTFOLIO--The Core Income Portfolio's management policies are identical to those of the Limited Duration Income Portfolio, except that, under normal market conditions, the Core Income Portfolio will invest in a portfolio of securities that has an effective duration of 50% to 150% of that of the Merrill Lynch Corporate Government Master Index. For a discussion of duration, see "Limited Duration Income Portfolio" above.


     The Merrill Lynch Corporate Government Master Index is comprised of government and investment grade corporate fixed-rate couponbearing securities with an outstanding par value of $25 million or more, with maturities equal to or greater than one year. As of December 31, 1997, the securities comprising the Merrill Lynch Corporate Government Master Index had an effective duration of approximately 5.246 years.


     TENNESSEE TAX EXEMPT BOND PORTFOLIO--The Tennessee Tax Exempt Bond Portfolio will invest, as a fundamental policy, at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in bonds, debentures, and other debt securities of the State of Tennessee, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and Tennessee personal income taxes (collectively, "Tennessee Municipal Obligations"). The remainder of the Portfolio's assets may be invested in securities that are not Tennessee Municipal Obligations and therefore may be subject to Tennessee income tax. See "Investment Considerations and Risk Factors--Investing in Tennessee Municipal Obligations" below, and "Dividends, Distributions and Taxes." The Portfolio intends to invest in such securities when their return to investors, taking into account applicable Tennessee income taxes, would be greater than comparably rated Tennessee Municipal Obligations. In addition, to the extent acceptable Tennessee Municipal Obligations are at any time unavailable for investment by the Portfolio, the Portfolio will invest temporarily in other debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Obligations"). See "Investment Considerations and Risk Factors--Investing in Municipal Obligations" below, and "Appendix--Portfolio Securities--Municipal Obligations."

     The average dollar-weighted credit rating of the Municipal Obligations held by the Tennessee Tax Exempt Bond Portfolio will be at least A- by Moody's, S&P or Fitch. To further limit risk, each Municipal Obligation in which the Portfolio may invest must be rated, in the case of bonds, at least Baa by Moody's or at least BBB by S&P or Fitch. The Portfolio may invest in short-term Municipal Obligations which are rated in the two highest rating categories by Moody's, S&P or Fitch. Municipal Obligations rated Baa by Moody's or BBB by S&P or Fitch are considered investment grade obligations which lack outstanding investment characteristics and may have speculative characteristics as well. The average dollar-weighted portfolio credit rating will be measured on the basis of the dollar value of the Municipal Obligations purchased and their credit rating without reference to rating subcategories. The Tennessee Tax Exempt Bond Portfolio also may invest in Municipal Obligations which, while not rated, are determined by the Adviser to be of comparable quality to the rated securities in which the Portfolio may invest. See "Investment Considerations and Risk Factors--Fixed-Income Securities" below, and "Appendix" in the Statement of Additional Information.

     The Portfolio may invest no more than 10% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company may be treated as such a preference item to shareholders. The Tennessee Tax Exempt Bond Portfolio will invest no more than 10% of the value of its net assets in Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax. The Tennessee Tax Exempt Bond Portfolio will invest in the aggregate, except for temporary defensive purposes, no more than 20% of the value of its net assets in securities subject to Federal income tax.

     The Tennessee Tax Exempt Bond Portfolio may purchase tender option bonds and similar securities. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate, that has been coupled with the agreement of a third party which grants the security holder the option, at periodic intervals, to tender the Municipal Obligation to the third party and receive the face value thereof. See "Appendix--Portfolio Securities--Tender Option Bonds."

     From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Portfolio's net assets) or for temporary defensive purposes, the Portfolio may invest in taxable Money Market Instruments having, at the time of purchase, a quality rating in the two highest grades of Moody's, S&P or Fitch or, if unrated, deemed to be of comparable quality by the Adviser. Dividends paid by the Portfolio that are attributable to income earned by it from these securities will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Portfolio's net assets be invested in taxable Money Market Instruments and Municipal Obligations the interest from which gives rise to a preference for the purpose of the alternative minimum tax. When the Portfolio has adopted a temporary defensive position, including when acceptable Tennessee Municipal Obligations are unavailable for investment by the Portfolio, in excess of 35% of the Portfolio's total assets may be invested in securities that are not exempt from Tennessee State income tax. Under normal market conditions, the Fund anticipates that not more than 5% of the value of the Portfolio's total assets will be invested in any one category of these securities.

     The Tennessee Tax Exempt Bond Portfolio also may engage in various investment techniques such as options and futures transactions and lending portfolio securities, each of which involves risk and may give rise to taxable income. For a discussion of these investment techniques and their related risks, see "Investment Considerations and Risk Factors" below, and "Appendix--Investment Techniques." The Tennessee Tax Exempt Bond Portfolio also may invest, to a limited extent, in securities issued by other investment companies which principally invest in securities of the type in which the Tennessee Tax Exempt Bond Portfolio invests.

     LIMITED DURATION TENNESSEE TAX FREE PORTFOLIO--The Limited Duration Tennessee Tax Free Portfolio's management policies are identical to those of the Tennessee Tax Exempt Bond Portfolio, except that, under normal market conditions, the Limited Duration Tennessee Tax Free Portfolio will invest primarily in a portfolio of investment grade Tennessee Municipal Obligations that has a duration of under five years and an effective average portfolio maturity ranging between three and five years. For a discussion of duration, see "Limited Duration Income Portfolio" above.

     For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Adviser may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

     LIMITED DURATION U.S. GOVERNMENT PORTFOLIO--The Limited Duration U.S. Government Portfolio will invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements in respect of such securities. See "Appendix--Portfolio Securities." Under normal market conditions, the Limited Duration U.S. Government Portfolio will invest primarily in a portfolio of U.S. Government securities that has an effective duration that approximates that of the Merrill Lynch Government 1 to 5 Year Bond Index. The Adviser will seek to maintain a duration ranging between one year and four years depending on market conditions. Under normal circumstances, the dollar-weighted average life of the Portfolio's investment securities will be longer than one year and less than five years. For a discussion of duration, see "Limited Duration Income Portfolio" above.


     The Merrill Lynch Government 1 to 5 Year Bond Index is comprised of U.S. Government securities with maturities equal to or greater than one year. As of December 31, 1997, the securities comprising the Merrill Lynch Government 1 to 5 Year Bond Index had an effective duration of approximately 2.20 years.


     The Limited Duration U.S. Government Portfolio also may lend securities from its portfolio as described under "Appendix--Investment Techniques--Lending Portfolio Securities." The Portfolio also may invest, to a limited extent, in securities issued by other investment companies which principally invest in securities of the type in which the Portfolio invests.

     PRIME MONEY MARKET PORTFOLIO--The Prime Money Market Portfolio will invest in U.S. dollar denominated short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, loan participation agreements, guaranteed investment contracts, municipal obligations, repurchase agreements, asset-backed securities, and high quality domestic and foreign commercial paper and other high quality short-term corporate obligations, such as floating or variable rate U.S. dollar denominated demand notes and bonds. The Portfolio will invest in U.S. dollar denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities. The Portfolio will not invest more than 35% of the value of its total assets in foreign securities. Securities in which the Prime Money Market Portfolio will invest may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value. See "Appendix--Portfolio Securities." The Portfolio also may lend its portfolio securities, enter into reverse repurchase agreements and purchase restricted securities pursuant to Rule 144A under the Securities Act of 1933, as amended. See "Appendix--Investment Practices." During normal market conditions, at least 25% of the Prime Money Market Portfolio's total assets will be invested in domestic and/or foreign bank obligations. See "Investment Considerations and Risk Factors--Bank Securities" below.

     The Prime Money Market Portfolio seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Portfolio uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which includes various maturity, quality and diversification requirements, certain of which are summarized below.

     In accordance with Rule 2a-7, the Prime Money Market Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board of Directors to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations ("NRSRO") (or one NRSRO if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Fund's Board of Directors. The NRSROs currently rating instruments of the type the Portfolio may purchase are Moody's, S&P, Duff, Fitch and Thomson BankWatch, Inc. and their rating criteria are described in the "Appendix" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

     U.S. TREASURY MONEY MARKET PORTFOLIO--The U.S Treasury Money Market Portfolio will invest, as a fundamental policy, at least 65% of the value of its total assets in U.S. Treasury securities and repurchase agreements in respect thereof. The remainder of its assets may be invested in other securities guaranteed as to principal and interest by the U.S. Government and repurchase agreements in respect thereof. See "Appendix--Portfolio Securities." The Portfolio also may lend its portfolio securities, enter into reverse repurchase agreements and purchase restricted securities pursuant to Rule 144A under the Securities Act of 1993, as amended. See "Appendix--Investment Practices."

     Instruments which are issues or guaranteed as to principal and interest by the U.S. Government constitute direct obligations of the United States of America. The U.S. Treasury Money Market Portfolio will not invest in securities issued or guaranteed by U.S. Government agencies, instrumentalities or government-sponsored enterprises that are not backed by the full faith and credit of the United States. Dividends and distributions paid by the U.S. Treasury Portfolio that are attributable to interest from direct obligations of the United States currently are not subject to personal income tax in most states. However, dividends and distributions attributable to interest from repurchase agreements may be subject to state tax.

     The U.S. Treasury Money Market Portfolio seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Portfolio uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act. See "Prime Money Market Portfolio" above, and "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

Investment Considerations and Risk Factors

     General--Since each Portfolio will pursue different types of investments, the risks of investing will vary depending on the Portfolio selected for investment. Before selecting a Portfolio in which to invest, the investor should assess the risks associated with the types of investments made by the Portfolio. The net asset value per share of each Portfolio, other than the Money Market Portfolios, is not fixed and should be expected to fluctuate. Investors should consider each Portfolio as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.

     Investment Techniques and Portfolio Turnover Rates--Each Portfolio may engage in various investment techniques the use of which involves risk. Investors in the Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio should be aware that the use of these techniques may give rise to taxable income. See "Appendix--Investment Techniques." Using these techniques may produce higher than normal portfolio turnover for a Portfolio and may affect the degree to which its net asset value fluctuates.

     Portfolio turnover may vary from year to year, as well as within a year. No Portfolio will consider portfolio turnover to be a limiting factor in making investment decisions. Under normal market conditions, the portfolio turnover rate for the current fiscal year is anticipated to exceed 100% for the Capital Growth Portfolio, Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio, and is anticipated to be less than 100% for the Dividend Growth Portfolio, Limited Duration Income Portfolio, Core Income Portfolio and Limited Duration U.S. Government Portfolio. A turnover rate of 100% is equivalent to the Portfolio buying and selling all of the securities in its portfolio once in the course of a year. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. In addition, short-term gains realized from Portfolio transactions are taxable to shareholders as ordinary income. Each Money Market Portfolio will have a high portfolio turnover, but that should not adversely affect the Portfolio since it usually does not pay brokerage commissions when it purchases short-term debt obligations.

     Equity Securities--(Capital Growth Portfolio and Dividend Growth Portfolio) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of investment securities will result in changes in the value of the Portfolio's shares and thus its total return to investors.

     Fixed-Income Securities--(All Portfolios) Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations.

     The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a security purchased by a Portfolio has been adversely changed, such Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. With respect to the Limited Duration Income Portfolio and Core Income Portfolio, not more than 10% of the value of either Portfolio's total assets may consist of securities which have been downgraded below investment grade by Moody's, S&P and Fitch. Certain securities purchased by a Portfolio, such as those rated Baa by Moody's and BBB by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. See "Appendix--Portfolio Securities--Ratings" below, and "Appendix" in the Statement of Additional Information.

     Mortgage-related securities in which the Capital Growth Portfolio, Dividend Growth Portfolio, Limited Duration Income Portfolio and Core Income Portfolio may invest are complex derivative instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid than more traditional debt securities. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile. No assurance can be given as to the liquidity of the market for certain mortgage-backed securities, such as collateralized mortgage obligations and stripped mortgage-backed securities. Determination as to the liquidity of interest-only and principal-only fixed mortgage-backed securities issued by the U.S. Government or its agencies and instrumentalities will be made in accordance with guidelines established by the Fund's Board of Directors. In accordance with such guidelines, the Adviser will monitor investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. The Fund intends to treat other stripped mortgage-backed securities as illiquid securities. See "Appendix--Portfolio Securities--Mortgage-Related Securities" and "--Illiquid Securities."

     Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. A Portfolio investing in such securities may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

     Investing in Municipal Obligations--(Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio) Each of these Portfolios may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, each of these Portfolios may be subject to greater risk as compared to a fund that does not follow this practice.

     Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio and thus reduce their available yield. Investors should consult their tax advisers concerning the effect of these provisions on an investment in the Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio so as to adversely affect their shareholders, the Fund would reevaluate such Portfolios' investment objective and policies and submit possible changes in the Portfolios' structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio would treat such security as a permissible taxable investment within the applicable limits set forth herein.

     Investing in Tennessee Municipal Obligations--(Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio) Investors in the Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio should consider carefully the special risks inherent in the Portfolios' investment in Tennessee Municipal Obligations. These risks result from the financial condition of the State of Tennessee. Tennessee has historically had a sound financial position. The State, however, encountered budgetary problems during the 1995 fiscal year requiring supplemental appropriations and the use of one-time reserves to close an estimated $250 million deficit caused by cost overruns in several major programs. Due principally to inaccurate funding assumptions with respect to the TennCare program, the State's program to replace Medicaid, the State completed its fiscal year ended June 30, 1995 with an estimated budget deficit of $125 million. Investors in the Tennessee Tax Exempt Bond Portfolio or Limited Duration Tennessee Tax Free Portfolio should obtain and review a copy of the Portfolios' Statement of Additional Information which sets forth other considerations.

     Investing in Foreign Securities--(Capital Growth Portfolio, Dividend Growth Portfolio, Limited Duration Income Portfolio, Core Income Portfolio and, to a limited extent, Prime Money Market Portfolio) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

     Because evidences of ownership of such securities usually are held outside the United States, a Portfolio's investment in foreign securities will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal, interest and dividends on the foreign securities to investors located outside the country of the issuers, whether from currency blockage or otherwise.

     Since foreign securities may be purchased by the Capital Growth Portfolio and Dividend Growth Portfolio with and be payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Some currency exchange costs may be incurred when the Portfolio changes investments from one country to another.

     Use of Derivatives--Each Portfolio, other than the Money Market Portfolios, may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives a Portfolio may use include, with respect to the Capital Growth Portfolio, Dividend Growth Portfolio, Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio, options and futures, and, with respect to the Capital Growth Portfolio, Dividend Growth Portfolio, Limited Duration Income Portfolio and Core Income Portfolio, mortgage-related securities and asset-backed securities. While Derivatives can be used effectively in furtherance of the Portfolio's investment objective, under certain market conditions, they can increase the volatility of the Portfolio's net asset value, decrease the liquidity of the Portfolio's investments and make more difficult the accurate pricing of the Portfolio's investments.

     Lower Rated Securities--(Capital Growth Portfolio and Dividend Growth Portfolio) The Capital Growth Portfolio and Dividend Growth Portfolio may invest, to a limited extent, in higher yielding (and, therefore, higher risk) debt securities rated Ba by Moody's or BB by S&P, Fitch or Duff (commonly known as junk bonds). They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Portfolio to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value. See "Appendix--Portfolio Securities--Ratings."

     Bank Securities--(Prime Money Market Portfolio only) To the extent the Prime Money Market Portfolio's investments are concentrated in the banking industry, it will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Prime Money Market Portfolio's shares will be affected by economic or regulatory developments in or related to the banking industry, and competition within the banking industry as well as with other types of financial institutions. The Prime Money Market Portfolio, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

     Non-Diversified Status--Each Portfolio, other than the Money Market Portfolios, is classified as a "non-diversified" investment company, which means that the proportion of the Portfolio's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of each non-diversified Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, such Portfolio's investments may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter no Portfolio may have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities or the securities of other regulated investment companies.

     Simultaneous Investments--Investment decisions for each Portfolio are made independently from those of the other investment companies, investment advisory accounts, custodial accounts, individual trust accounts and commingled funds that may be advised by the Adviser. However, if such other investment companies or managed accounts desire to invest in, or dispose of, the same securities as the Portfolio, available investments or opportunities for sales will be allocated equitably to each of them. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

                          MANAGEMENT OF THE PORTFOLIOS

Board of Directors

     The business affairs of the Fund are managed under the general supervision of its Board of Directors. The Statement of Additional Information contains the name and general business experience of each Director.

Investment Adviser



     First American National Bank, located at First American Center, 315 Deaderick Street, Nashville, Tennessee 37237, serves as each Portfolio's investment adviser. The Adviser is a wholly-owned subsidiary of First American Corporation, a registered bank holding company having assets as of December 31, 1997 of approximately $10.8 billion. First American National Bank provides personal trust, estate, employee benefit trust, corporate trust and custody services to over 3,000 individual and business clients and investment advisory services. The Adviser, and its affiliates, as of December 31, 1997, had approximately $6.0 billion under trust and approximately $3.1 billion under management.


     The Adviser and its affiliates deal, trade and invest for their own accounts and for the accounts of clients which they manage in the types of securities in which the Portfolios may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by a Portfolio. The Adviser has informed the Fund that in making its investment decisions it does not obtain or use material inside information in its or its affiliates' possession.

     The Adviser supervises and assists in the overall management of each Portfolio's affairs under an Investment Advisory Agreement between the Adviser and the Fund, subject to the authority of the Fund's Board of Directors in accordance with Maryland law. The primary portfolio manager for each Portfolio is as follows: for the Capital Growth Portfolio, Charles E. Winger, Jr., who has been a Trust Officer of the Adviser since 1988; for the Dividend Growth Portfolio, Jay D. Baumgardner, who has been a portfolio manager with the Adviser since April 1995, and Robert A. Rinner, who has been a portfolio manager with the Adviser since April 1996. Prior thereto, Mr. Baumgardner was a financial consultant with Smith Barney, Inc. and Mr. Rinner was a portfolio manager with Royal Insurance Co.; for the Limited Duration U.S. Government Portfolio, Limited Duration Income Portfolio and Core Income Portfolio, Donald F. Turk, who has been a Trust Officer of the Adviser since 1980; and for the Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio, Sharon S. Brown, who has been a Trust Officer of the Adviser since 1988. The Adviser also provides research services for the Portfolios through a professional staff of portfolio managers and securities analysts. All activities of the Adviser are conducted by persons who are also officers of one or more of the Adviser's affiliates.

     Under the terms of the Investment Advisory Agreement, the Fund has agreed to pay the Adviser a monthly fee at the annual rate set forth below as a percentage of the relevant Portfolio's average daily net assets. For the fiscal year ended December 31, 1997, the Adviser waived a portion of its advisory fees with respect to certain Portfolios which resulted in the Portfolios paying the Adviser an advisory fee at the effective annual rate set forth below as a percentage of the relevant Portfolio's average daily net assets.

                                                   Effective Annual
Name of Portfolio       Annual Rate of Investment  Rate of Investment
                        Advisory Fee Payable       Advisory Fee Paid
-----------------       -------------------------  ------------------

Capital Growth            .65%                       .53%
Dividend Growth           .65%                       .52%
Limited Duration U.S.
  Government              .50%                       .24%
Limited Duration Income   .50%                       .43%
Limited Duration Tennessee
  Tax Free                .50%                       .31%
Core Income               .50%                       .41%
Tennessee Tax Exempt Bond .50%                       .42%
Prime Money Market        .25%*                      .25%*
U.S. Treasury Money
  Market                  .25%                       .25%
------------
* The Fund paid the Prime Money Market Portfolio's former sub-adviser .15% and the Adviser .10% of the value of the Portfolio's average daily net assets.


     From time to time, the Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Portfolio, which would have the effect of lowering the overall expense ratio of that Portfolio and increasing yield to its investors. The Portfolio will not pay the Adviser at a later time for any amounts it may waive, nor will the Portfolio reimburse the Adviser for any amounts it may assume.

Administrator and Distributor

     BISYS Fund Services Limited Partnership, located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as each Portfolio's administrator and distributor. BISYS currently provides administrative services or sub-administrative services to, and distributes the shares of, other investment companies with over $180 billion in assets. BISYS is a wholly-owned subsidiary of The BISYS Group, Inc.

     Under its Administration Agreement with the Fund, BISYS generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors in accordance with Maryland law. In connection therewith, BISYS provides the Fund with office facilities, personnel, and certain clerical and bookkeeping services (e.g., preparation of reports to shareholders and the Securities and Exchange Commission and filing of Federal, state and local income tax returns) that are not being furnished by The Bank of New York, the Fund's Custodian.

     Under the terms of the Administration Agreement, the Fund has agreed to pay BISYS a monthly fee at the annual rate of .10% of the value of the Prime Money Market Portfolio's and U.S. Treasury Money Market Portfolio's average daily net assets and .15% of the value of each other Portfolio's average daily net assets. For the fiscal year ended December 31, 1997, each Portfolio, other than the Limited Duration Tennessee Tax Free Portfolio and Limited Duration U.S. Government Portfolio, paid BISYS an administration fee at said applicable annual rate. For the fiscal year ended December 31, 1997, BISYS waived a portion of its administration fees with respect to Limited Duration Tennessee Tax Free Portfolio and Limited Duration U.S. Government Portfolio, resulting in each such Portfolio paying BISYS an administration fee at the effective annual rate of
 .03%.

     BISYS, as distributor, makes a continuous offering of each Portfolio's shares and bears the costs and expenses of printing and distributing to prospective investors copies of any prospectuses, statements of additional information and annual and interim reports of each Portfolio (after such items have been prepared and set in type by the Fund) which are used in connection with the offering of shares, and the costs and expenses of preparing, printing and distributing any other literature used by BISYS in connection with the offering of such Portfolio's shares for sale to the public.

Distribution Plan


     Under a plan adopted by the Fund's Board of Directors pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"), each Portfolio pays BISYS for advertising, marketing and distributing Class A Shares (other than the Prime Money Market and U.S. Treasury Money Market Portfolios) and Class B Shares (other than the U.S. Treasury Money Market Portfolio which does not offer Class B Shares) at an annual rate of .25% of the value of the average daily net assets represented by Class A Shares and .75% of the value of the average daily net assets represented by Class B Shares. Under the Distribution Plan, BISYS may make payments to certain financial institutions, securities dealers and other industry professionals that have entered into agreements with BISYS ("Service Organizations") in respect of these services. BISYS determines the amounts to be paid to Service Organizations. Service Organizations receive such fees in respect of the average daily value of Class B Shares owned by their clients. From time to time, BISYS may defer or waive receipt of fees under the Distribution Plan while retaining the ability to be paid by the Fund under the Distribution Plan thereafter. The fees payable to BISYS under the Distribution Plan for advertising, marketing and distributing are payable without regard to actual expenses incurred.

Shareholder Services Plan

     Under a shareholder services plan adopted by the Fund's Board of Directors (the "Shareholder Services Plan"), each Money Market Portfolio pays BISYS for the provision of certain services to the holders of Class A Shares and each Portfolio (other than the U.S. Treasury Money Market Portfolio) pays BISYS for the provision of certain services to the holders of Class B Shares at an annual rate of .25% of the value of the average daily net assets represented by such Class of shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a Portfolio and providing reports and other information, and services related to the maintenance of such shareholder accounts. The fee payable for such services in intended to be a "service fee" as defined in the NASD Conduct Rules. Under the Shareholder Services Plan, BISYS may make payments to certain Service Organizations in respect of these services. BISYS determines the amounts to be paid to Service Organizations. Service Organizations receive such fees in respect of the average daily value of the relevant Class of shares owned by their clients. From time to time, BISYS may defer or waive receipt of fees under the Shareholder Services Plan while retaining the ability to be paid by the Fund under the Plan thereafter. The fees payable to BISYS under the Shareholder Services Plan are payable without regard to actual expenses incurred.

Custodian and Transfer Agent

     The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian. BISYS Fund Services Ohio, Inc., an affiliate of BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").

Expenses

     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by others. The expenses borne by the Fund include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser or BISYS, or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory and administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs of calculating the net asset value of each Portfolio's shares, costs of shareholders' reports and corporate meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Portfolio.

                               HOW TO BUY SHARES

ALTERNATIVE PURCHASE METHODS

     This Prospectus offers investors three methods of purchasing Portfolio shares. Orders for purchases of Trust Shares, however, may be placed only for certain eligible investors as described below. An investor who is not eligible to purchase Trust Shares may choose from Class A and Class B the Class of shares that best suits the investor's needs, given the amount of purchase, the length of time the investor expects to hold the shares and any other relevant circumstances. Class B Shares are not offered for the U.S. Treasury Money Market Portfolio. Each Class A, Class B and Trust Share represents an identical pro rata interest in a Portfolio's investment portfolio.

     Class A Shares are sold at net asset value per share plus, for each Portfolio, other than the Money Market Portfolios, an initial sales charge imposed at the time of purchase, which may be reduced or waived for certain purchases, as described below. Class A Shares of each Portfolio, other than the Money Market Portfolios, are subject to an annual distribution fee, and Class A Shares of each Money Market Portfolio are subject to an annual service fee, each at the rate of .25% of the value of the average daily net assets of Class A.

     Class B Shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Portfolio. Class B Shares are subject to a contingent deferred sales charge ("CDSC"), which is assessed only if Class B shares are redeemed within six years of purchase. Class B Shares are subject to an annual service fee and distribution fee. Shareholders investing directly in Class B Shares of the Prime Money Market Portfolio, as opposed to obtaining such shares through an exchange, will be required to participate in the Prime Money Market Portfolio's Auto-Exchange Plan. In accordance with said Plan, shareholders will be required to establish the time and amount of their automatic exchanges such that all of the Prime Money Market Portfolio Class B Shares so purchased will have been exchanged for Class B Shares of the other Portfolios within two years of purchase. See "Shareholder Privileges--Auto-Exchange Plan." Approximately seven years after the date of purchase, Class B Shares automatically will convert to Class A Shares, based on the relative net asset values for shares of each such Class. See "How to Redeem Shares--Class B Shares."

     Trust Shares are sold at net asset value with no sales charge. Trust Shares are sold exclusively to clients of the Adviser for their qualified trust, custody and/or agency accounts and to clients of the Adviser's affiliated and correspondent banks and certain other affiliated and non-affiliated institutions for their similar accounts maintained at such affiliates or institutions. These accounts are referred to herein as "Fiduciary Accounts." Trust Shares are not subject to an annual service fee or distribution fee.

     Class B Shares will receive lower per share dividends and at any given time the performance of Class B should be expected to be lower than for shares of each other Class because of the higher expenses borne by Class B. Similarly, Class A Shares will receive lower per share dividends and the performance of Class A should be expected to be lower than Trust Shares because of the higher expenses borne by Class A. See "Fee Table."

     An investor who is not eligible to purchase Trust Shares should consider whether, during the anticipated life of the investor's investment in the Portfolio, the accumulated distribution and service fees and CDSC on Class B Shares prior to conversion would be less than the initial sales charge, if any, on Class A Shares purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A Shares because the accumulated continuing distribution fees on Class B Shares may exceed the initial sales charge on Class A Shares during the life of the investment.

GENERAL PURCHASE INFORMATION

     Class A and Class B Shares may be purchased through a number of institutions, including the Adviser and its affiliates such as AmeriStar Capital Markets Inc., Service Organizations, and directly from BISYS. Orders for purchases of Trust Shares may be placed only for clients of the Adviser, its affiliated and correspondent banks and other affiliated and non-affiliated institutions (collectively, "Institutions") for their Fiduciary Accounts maintained at such Institutions. When purchasing Portfolio shares, you must specify the Portfolio and Class of shares being purchased. The Adviser, its affiliates and Service Organizations may receive different levels of compensation for selling different Classes of Portfolio shares. Stock certificates will not be issued. It is not recommended that the Tennessee Tax Exempt Bond Portfolio or Limited Duration Tennessee Tax Free Portfolio be used as a vehicle for Keogh, IRA and other qualified plans, because such plans are otherwise entitled to tax deferred benefits. The Fund reserves the right to reject any purchase order in whole or in part, including purchases made with foreign checks and third party checks not originally made payable to the order of the investor.

     The minimum initial investment for Trust Shares of each Portfolio is $100,000, with no subsequent minimum investment. The Institution through which Trust Shares are purchased may impose initial or subsequent investment minimums which are higher or lower than those specified above and may impose different minimums for different types of accounts or purchase arrangements.

     Investors may purchase Trust Shares through procedures established by their Institution and an investor should contact such entity directly for appropriate instructions, as well as for information about conditions pertaining to the account and any related fees. The investor's Institution will transmit an investor's payment to the Fund and will supply the Fund with the required information. It is the Institution's responsibility to transmit the order properly on a timely basis.


     The minimum initial investment for Class A or Class B Shares of each Portfolio is $1,000, and subsequent investments must be at least $100. The minimum initial investment is $100 for IRAs, and subsequent investments for IRAs must be at least $50. For full-time or part-time employees of the Adviser or any of its affiliates, the minimum initial investment is $500, and subsequent investments must be at least $50. For full-time or part-time employees of the Adviser or any of its affiliates who elect to have a portion of their pay directly deposited into their AmeriStar Fund account, the minimum initial or subsequent investment must be at least $25. The Adviser, its affiliates and Service Organizations may impose initial or subsequent investment minimums which are higher or lower than those specified above and may impose different minimums for different types of accounts or purchase arrangements. In addition, purchases of shares made in connection with certain shareholder privileges may have different minimum investment requirements. See "Shareholder Privileges."


     You may purchase Class A or Class B Shares by check or wire, or through TeleTrade or, for the Money Market Portfolios only, a sweep program as described below. Investors purchasing shares through the Adviser, its affiliates or Service Organizations should contact such entity directly for appropriate instructions, as well as for information about conditions pertaining to the account and any related fees.

     For written orders for Class A or Class B Shares, you may send your initial or subsequent purchase order, together with the Fund's Account Application for initial orders and your check or money order payable to: The AmeriStar Funds (Portfolio Name), to The AmeriStar Funds, c/o BISYS Fund Services, Inc., Department L-1686, Columbus, Ohio 43260-1686. For subsequent investments, your Fund account number should appear on the check or money order. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if a check used for investment in your account does not clear.

     For wire orders for Class A or Class B Shares, you must call the Transfer Agent at 1-800-852-0045. If a subsequent payment is being made, your Fund account number should be included. Information on remitting funds in this manner, including any related fees, may be obtained from your bank.

     Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. For information on purchasing shares through the Automated Clearing House, you must call the Transfer Agent at 1-800-852-0045.

     Management understands that the Adviser, its affiliates and some Service Organizations may impose certain conditions on their clients which are different from those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients a direct fee for effecting transactions in Portfolio shares. You should consult the Adviser, its affiliates or your Service Organization in this regard.

     The Fund determines net asset value per share for each Money Market Portfolio as of 2:00 p.m., Eastern time, and for each other Portfolio as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each business day (which, as used herein, shall include each day the New York Stock Exchange is open for business, except Columbus Day and Veterans' Day), except on days where there are not sufficient changes in the value of a Portfolio's investment securities to materially affect the Portfolio's net asset value and no purchase orders or redemption requests have been received. The New York Stock Exchange currently is closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share of each class is computed by dividing the value of the Portfolio's net assets attributable to such class (i.e., the value of its assets less liabilities) by the total number of Portfolio shares of such class outstanding. Each Money Market Portfolio uses the amortized cost method of valuing its investments. Each other Portfolio's investments are valued each business day generally by using available market quotations or at fair value which may be determined by one or more pricing services approved by the Board of Directors. Each pricing service's procedures are reviewed under the general supervision of the Board of Directors. For further information regarding the methods employed in valuing the Portfolios' investments, see "Determination of Net Asset Value" in the Statement of Additional Information.

     Federal regulations require that an investor provide a certified Tax Identification Number ("TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject the investor to a $50 penalty imposed by the Internal Revenue Service ("IRS").

TERMS OF PURCHASE

     All Portfolios, except the Money Market Portfolios--Portfolio shares are sold on a continuous basis at the public offering price (i.e., net asset value plus the applicable sales load, if any, set forth below) per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. Orders for the purchase of Class A or Class B Shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Transfer Agent by the close of its business day (normally 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Transfer Agent before the close of its business day.

     Money Market Portfolios only--Portfolio shares of each Money Market Portfolio are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire or within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested.

     If your purchase order for shares of a Money Market Portfolio is received by the Transfer Agent by 2:00 p.m., Eastern time, on a business day, shares will be purchased as of 2:00 p.m., Eastern time, on such business day if payment is received in, or is converted into, Federal Funds by 4:00 p.m., Eastern time, by the Transfer Agent on that day. If your purchase order is received after 2:00 p.m., Eastern time, or if payment in Federal Funds is not received by 4:00 p.m., Eastern time, shares will be purchased as of 2:00 p.m., Eastern time, on the business day on which Federal Funds are available. If you request transactions through the Adviser, its affiliates or a Service Organization or Institution, it is such entity's responsibility to transmit orders so that they will be received by the Transfer Agent in time to receive the next determined net asset value as described above.

     TELETRADE--Class A and Class B Shares only--You may purchase Class A or Class B Shares (minimum purchase $500, maximum $50,000 per transaction) by telephone for an existing Fund account if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application. The proceeds will be transferred between the bank account designated on the Account Application and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. TeleTrade purchases are effected at the net asset value (plus the applicable sales load) next determined after receipt of an order in proper form by the Transfer Agent. TeleTrade may not be available to certain clients of the Adviser, its affiliates and certain Service Organizations. The Fund may modify or terminate TeleTrade at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. If you have selected TeleTrade, you may request such a purchase of shares by telephoning the Transfer Agent at 1-800-852-0045.

     AUTOMATICALLY THROUGH "SWEEP" PROGRAMS--Class A and Class B Shares of the Money Market Portfolios only--Certain investor accounts with the Adviser, its affiliates and certain Service Organizations may be eligible for an automatic investment privilege, commonly called a "sweep," under which amounts in excess of a certain minimum held in these accounts will be invested automatically in Class A or Class B Shares of either Money Market Portfolio at predetermined intervals at the next determined net asset value. Investors desiring to use this privilege should consult such entity at which the investor maintains an account to determine if it is available and whether any conditions are imposed on its use. It is the responsibility of the financial institution holding the investor's funds to transmit such investor's order on a timely basis. The "sweep" program may be modified or terminated at any time by the Fund.

PURCHASE PRICE

     Class A Shares--The public offering price of Class A Shares of the Limited Duration Tennessee Tax Free Portfolio, Limited Duration Income Portfolio, Limited Duration U.S. Government Portfolio, Core Income Portfolio and Tennessee Tax Exempt Bond Portfolio is the net asset value per share of that class, plus a sales load shown below:

                                                      TOTAL SALES LOAD                DEALERS'
                                                      ----------------               REALLOWANCE
                                                  AS A % OF        AS A % OF          AS A % OF
AMOUNT OF                                         OFFERING         NET ASSET          OFFERING
TRANSACTION                                        PRICE             VALUE              PRICE
-----------                                        --------        ---------         ----------
Less than $50,000...........................       3.00%            3.09%              2.70%
$50,000 to less than
         $100,000...........................       2.50%            2.56%              2.25%
$100,000 to less than
         $250,000...........................       2.00%            2.04%              1.80%
$250,000 to less than
         $500,000...........................       1.50%            1.52%              1.35%
$500,000 to less than
         $1,000,000........................        1.00%            1.01%              0.90%
$1,000,000 or more.........................         -0-              -0-                -0-

The public offering price of Class A Shares of the Capital Growth Portfolio and Dividend Growth Portfolio is the net asset value per share of that class, plus, except for shareholders beneficially owning Class A Shares of such Portfolios on September 30, 1997, a sales load as shown below:

                                                      TOTAL SALES LOAD                   DEALERS'
                                                      ----------------                 REALLOWANCE
                                                  AS A % OF        AS A % OF            AS A % OF
AMOUNT OF                                         OFFERING         NET ASSET            OFFERING
TRANSACTION                                        PRICE             VALUE                PRICE
-----------                                       --------         ---------           ---------
Less than $50,000...........................       4.75%            4.99%                 4.28%
$50,000 to less than
         $100,000...........................       4.00%            4.17%                 3.60%
$100,000 to less than
         $250,000...........................       3.25%            3.36%                 2.93%
$250,000 to less than
         $500,000...........................       2.50%            2.56%                 2.25%
$500,000 to less than
         $1,000,000........................        1.75%            1.78%                 1.58%
$1,000,000 or more.........................         -0-              -0-                   -0-

For shareholders beneficially owning Class A Shares of the Capital Growth Portfolio and Dividend Growth Portfolio on September 30, 1997, the public offering price of Class A Shares of such Portfolios is the net asset value of that class, plus a sales load as shown below:

                             Total Sales Load                Dealers'
                         -------------------------          Reallowance
                         As a % of    As a % of              As a % of
   Amount of             Offering     Net Asset              Offering
   Transaction            Price        Value                 Price
------------------      -----------  -----------            ------------
Less than
  $100,000...........      3.00%        3.09%                   2.70%
$100,000 to less
   than $250,000.....      2.50%        2.56%                   2.25%
$250,000 to less
  than $500,000......      2.00%        2.04%                   1.80%
$500,000 to less
  than $750,000......      1.50%        1.52%                   1.35%
$750,000 to less
  than $1,000,000....      1.00%        1.01%                   0.90%
$1,000,000
  or more............       -0-          -0-                     -0-


          A CDSC of 1% will be assessed at the time of redemption of Class A Shares purchased on or after May 14, 1998 without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year after purchase. BISYS may pay Service Organizations an amount up to 1% of the net asset value of Class A Shares purchased by their clients that are subject to a CDSC. The terms contained in the section of the Prospectus entitled "How to Redeem Shares--Contingent Deferred Sales Charge" (other than the amount of the CDSC and time periods) are applicable to the Class A Shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A Shares.

     The dealer reallowance may be changed from time to time but will remain the same for all dealers. From time to time, BISYS may make or allow additional payments or promotional incentives in the form of cash or other compensation to dealers that sell Portfolio shares. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Portfolios, and/or other dealer-sponsored special events. Compensation may include payment for travel expenses, including lodging, to various locations for meetings or seminars of a business nature. Compensation also may include the following types of non-cash compensation offered through promotional contests: (1) travel and lodging at vacation locations; (2) tickets for entertainment events; and (3) merchandise. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of Portfolio shares. None of the aforementioned compensation is paid for by the Fund, any Portfolio or its shareholders.


     No Sales Load--Class A Shares--Class A Shares will be offered at net asset value without a sales load to registered representatives of NASD member firms which have entered into an agreement with BISYS pertaining to the sale of Portfolio shares, full-time employees of the Adviser or BISYS, their spouses and minor children, and accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary and has entered into an agreement with BISYS pertaining to the sale of Portfolio shares, provided that they have furnished BISYS appropriate notification of such status at the time of the investment and with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to the Fund's Directors, fee-based financial planners and registered investment advisers not affiliated with or clearing purchases through full service broker/dealers, investment advisers regulated by Federal or state governmental authority when such investment advisers purchase shares for their own accounts or for accounts for which they are authorized to make investment decisions (i.e., discretionary accounts), asset allocation programs offered by the Adviser for its clients, and corporate/business retirement plans (such as 401(k), 403(b)(7), 457 and Keogh plans) sponsored by the Adviser, BISYS or their affiliates or subsidiaries or pursuant to a payroll deduction system which makes direct investments in a Portfolio by means of electronic data transmission in a form acceptable to the Fund. The sales load is not charged on shares acquired through the reinvestment of dividends or distributions or pursuant to the Directed Distribution Plan or Reinstatement Privilege, described below.

     Right of Accumulation--Class A Shares--Reduced sales loads apply to any purchase of Class A Shares by you and any related "purchaser" as defined in the Statement of Additional Information, where the aggregate investment in Class A Shares among any of the Portfolios offered with a sales load, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A Shares of the Limited Duration Income Portfolio, with an aggregate current market value of $40,000 and subsequently purchase Class A Shares of the Limited Duration Income Portfolio having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 2.50% of the offering price (2.56% of the net asset value). Class A Shares of the Capital Growth Portfolio and Dividend Growth Portfolio are subject to different sales load schedules, as described above under "Purchase
Price--Class A Shares." All present holdings of Class A Shares may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase. To qualify for reduced sales loads, at the time of a purchase an investor or his Service Organization must notify the Transfer Agent. The reduced sales load is subject to confirmation of an investor's holdings through a check of appropriate records.

     Class B Shares--The public offering price for Class B Shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B Shares as described under "How to Redeem Shares." BISYS compensates certain Service Organizations for selling Class B Shares at the time of purchase from BISYS' own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.

     Trust Shares--The public offering price for Trust Shares is the net asset value per share of that Class.

                              HOW TO REDEEM SHARES

GENERAL

     An investor who has purchased Class A or Class B Shares through an account with the Adviser, its affiliates or a Service Organization, or Trust Shares through a Fiduciary Account, must redeem shares by following instructions pertaining to such account. With respect to Class A and Class B Shares, if such investor also is the shareholder of record of the account on the books of the Transfer Agent, the investor may redeem shares as described below under "Procedures." Such investors wishing to use the other redemption methods described below must arrange with the Adviser, its affiliates or the Service Organization for delivery of the required application(s), to the Transfer Agent. It is the responsibility of the Adviser, its affiliates, or the Service Organization, as the case may be, to transmit the redemption order to the Transfer Agent and credit the investor's account with the redemption proceeds on a timely basis. Other investors may redeem all or part of their Class A or Class B Shares in accordance with the procedures described below.

     When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value as described below. If you hold Portfolio shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Organization. The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased shares by check or by TeleTrade and subsequently submit a redemption request by mail, the redemption proceeds will not be transmitted to you until bank clearance of the check or TeleTrade payment used for investment which may take up to seven business days. The Fund will not transmit redemption proceeds pursuant to a request to redeem shares by wire for a period of up to seven business days after receipt by the Transfer Agent of the purchase check or TeleTrade order against which such redemption is requested. This procedure does not apply to shares purchased by wire payment.

     With respect to redemption requests for Trust Shares of a Money Market Portfolio, if a request for redemption is received in proper form by the Transfer Agent prior to 2:00 p.m., Eastern time, on a business day, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be made in Federal Funds wired to the investor's account at his or her Institution on the same day. To allow the Adviser to most effectively manage each Money Market Portfolio, investors are urged to initiate redemptions of shares as early in the day as possible and to notify the Transfer Agent at least one day in advance of redemptions in excess of $1 million. The Fund reserves the right to wire redemption proceeds up to seven days after receiving the redemption order if an earlier payment could adversely affect the Fund. In making redemption requests the names of the registered shareholders and their account numbers must be supplied.

     The Fund imposes no charges when shares are redeemed. Class B Shares, however, are subject to a maximum 4% CDSC, which is assessed only if you redeem Class B Shares within six years of purchase as described below. The Adviser, its affiliates, Service Organizations and Institutions may charge their clients a nominal fee for effecting redemptions of Portfolio shares. The value of Portfolio shares redeemed may be more or less than their original cost, depending upon the Portfolio's then-current net asset value.

     The Fund reserves the right to redeem an investor's account at its option upon not less than 45 days' written notice if the net asset value of the investor's account is $500 or less, for reasons other than market conditions, and remains so during the notice period.


CONTINGENT DEFERRED SALES CHARGE

     Class B Shares--A CDSC payable to BISYS, as the Fund's distributor, is imposed on any redemption of Class B Shares which reduces the current net asset value of your Class B Shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B Shares of the relevant Portfolio held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B Shares redeemed does not exceed
(i) the current net asset value of Class B Shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B Shares above the dollar amount of all your payments for the purchase of Class B Shares of the Portfolio held by you at the time of redemption.

     If the aggregate value of the Class B Shares redeemed has declined below their original cost as a result of the Portfolio's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

     In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B Shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     The following table sets forth the rates of the CDSC for Class B Shares:

                                                        CDSC AS A % OF
YEAR SINCE                                              AMOUNT INVESTED
PURCHASE PAYMENT                                         OR REDEMPTION
WAS MADE                                                   PROCEEDS

First................................................       4.00
Second...............................................       3.00
Third................................................       3.00
Fourth...............................................       2.00
Fifth................................................       2.00
Sixth................................................       1.00
Seventh..............................................       0.00

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. Therefore, it will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B Shares above the total amount of payments for the purchase of Class B Shares made during the preceding six years; then of amounts representing the cost of shares purchased six years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period.

     For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 5 additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 3% (the applicable rate in the second year after purchase) for a total CDSC of $7.20.

     BISYS compensates certain Service Organizations for selling Class B Shares at the time of purchase from BISYS' own assets. The proceeds of the CDSC and distribution fee, in part, are used to defray these expenses.

     Waiver of CDSC--The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by participants in qualified or non-qualified employee benefit plans or other programs (such as 401(k), 403(b)(7), 457 and Keogh plans) sponsored by the Adviser, BISYS or their affiliates or subsidiaries or which make direct investments in the Portfolio by means of electronic data transmission, (c) redemptions as a result of a combination of any investment company with the Portfolio by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70-1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and
(e) redemptions pursuant to the Automatic Withdrawal Plan, as described in the Portfolios' Prospectus. Any Portfolio shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Portfolios' Prospectus at the time of the purchase of such shares.

     Conversion of Class B Shares--Approximately seven years after the date of purchase, Class B Shares automatically will convert to Class A Shares, based on the relative net asset values for shares of each such Class, and will no longer be subject to the distribution fee and shareholder services fee charged Class B Shares, but will be subject to the distribution fee charged Class A Shares. At that time, Class B Shares that have been acquired through the reinvestment of dividends and distributions ("Dividend Shares") will be converted in the proportion that a shareholder's Class B Shares (other than Dividend Shares) converting to Class A Shares bears to the total Class B Shares then held by the shareholder which were not acquired through the reinvestment of dividends and distributions.

PROCEDURES

     Written Orders--Class A and Class B Shares--Written requests for redemption, indicating the name of the Portfolio and that Class A or Class B Shares are being redeemed, with signature appropriately guaranteed, if required, and otherwise in accordance with the requirements listed below, should be mailed to The AmeriStar Funds, c/o BISYS Fund Services, Inc., Department L-1686, Columbus, Ohio 43260-1686.

     Wire Redemption Privilege--Class A and Class B Shares--After appropriate prior authorization, you may request by telephone or in writing that redemption proceeds be transmitted by the Transfer Agent via Federal Funds wire transfer to your bank account. Redemption requests must be in an amount of at least $1,000. The Fund reserves the right to refuse any request for a wire transfer and may limit the amount involved or the number of telephone redemption requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund.

     TeleTrade--Class A and Class B Shares--You may redeem shares (minimum $500, maximum $50,000 per transaction) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application. The proceeds will be transferred between your Fund account and the bank account designated on the Account Application. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request. The Fund may modify or terminate TeleTrade at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. If you have selected TeleTrade, you may request such a redemption of shares by telephoning the Transfer Agent at 1-800-852-0045.

     Automatically Through "Sweep" Programs--Class A and Class B Shares of the Money Market Portfolios only--See page __.

REDEMPTION REQUIREMENTS

     Written redemption instructions, indicating the name of the Portfolio and that Class A or Class B Shares are being redeemed, must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. Except as noted below, all signatures must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Signature-guarantees may not be provided by notaries public. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record; and
(2) the redemption check is mailed to the shareholder(s) at the address of record or the proceeds are either mailed or wired to a financial institution account previously designated. Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. You may obtain from the Fund or the Transfer Agent forms of resolutions and other documentation which have been prepared in advance to assist compliance with the Fund's procedures.

     You may redeem or exchange Portfolio shares by telephone if you have checked the appropriate box on the Fund's Account Application. By selecting a telephone redemption or exchange privilege, an investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor, or a representative of the investor's Service Organization or Institution, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

     During times of drastic economic or market conditions, investors may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the investor's redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Portfolio's net asset value may fluctuate.

                             SHAREHOLDER PRIVILEGES

     The services and privileges described under this heading may not be available to certain clients of the Adviser, its affiliates, certain Service Organizations and Institutions, and the Adviser, its affiliates, some Service Organizations and Institutions may impose certain conditions on their clients which are different from those described in this Prospectus. Such investors should consult the Adviser, its affiliates, their Service Organization or Institution in this regard.

Exchange Privilege

     The Exchange Privilege enables you to purchase, in exchange for shares of a Portfolio, shares of the same class of one of the other Portfolios, to the extent such shares are offered for sale in your state of residence. If you desire to use this Privilege, you should consult the Adviser, its affiliate or Institution where you maintain your account, your Service Organization or BISYS to determine if it is available and whether any conditions are imposed on its use.

     To use the Exchange Privilege, you or your Service Organization or Institution acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone, or in accordance with the instructions pertaining to your account at the Adviser or its affiliates. If you previously established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-852-0045. See "How to Redeem Shares--Redemption Requirements." Before any exchange into a Portfolio offered by another prospectus, you must obtain and should review a copy of the current prospectus of the Portfolio into which the exchange is being made. Prospectuses may be obtained from the Adviser, its affiliates, certain Service Organizations, the investor's Institution or BISYS. The shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the Portfolio into which the exchange is being made.

     Shares will be exchanged at the next determined net asset value. No CDSC will be imposed on Class B Shares at the time of an exchange; however, shares acquired through an exchange will be subject to the CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired shares will be calculated from the date of the initial purchase of the Class B Shares exchanged. No fees currently are charged shareholders directly in connection with exchanges although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     The exchange of shares of one Portfolio for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

Auto-Exchange Plan--Prime Money Market Portfolio Only

     The Auto-Exchange Plan enables holders of Class B Shares of the Prime Money Market Portfolio to make regular monthly or quarterly exchanges into Class B Shares of another Portfolio. The Transfer Agent will exchange automatically Class B Shares of the Prime Money Market Portfolio in the amount specified (subject to applicable minimums) according to the schedule the investor has selected. Shares will be exchanged at the then-current net asset value. No CDSC will be imposed at the time of the exchange; however, the Class B Shares acquired through an exchange will be subject on redemption to the applicable CDSC, which will be calculated from the date of the initial purchase of the Class B Shares exchanged.

     Shareholders investing directly in Class B Shares of the Prime Money Market Portfolio, as opposed to through an exchange, will be required to participate in the Auto-Exchange Plan and to establish the time and amount of their automatic exchanges such that all of the Class B Shares of the Prime Money Market Portfolio so purchased will have been exchaged for Class B Shares of the other Portfolios within two years of purchase.

     To participate in the Auto-Exchange Plan, shareholders must complete the appropriate section of the Account Application. The Auto-Exchange Plan may be modified or canceled by the Fund or BISYS at any time. You may modify your instructions or cancel your participation in the Auto-Exchange Plan at any time by mailing written notification to The AmeriStar Funds, c/o BISYS Fund Services, Inc., Department L-1686, Columbus, Ohio 43260-1686.

Automatic Investment Plan

     The Automatic Investment Plan permits you to purchase Class A or Class B Shares (minimum initial investment of $1,000 and minimum subsequent investments of $100 per transaction) at regular intervals selected by you. Provided your bank or other financial institution allows automatic withdrawals, Class A or Class B Shares may be purchased by transferring funds from the bank account designated by you. At your option, the account designated will be debited in the specified amount, and Class A or Class B Shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. This service enables you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market. To establish an Automatic Investment Plan account, you must check the appropriate box and supply the necessary information on the Account Application. You may obtain the necessary applications from BISYS. You may cancel your participation in the Automatic Investment Plan or change the amount of purchase at any time by mailing written notification to The AmeriStar Funds, c/o BISYS Fund Services, Inc., Department L-1686, Columbus, Ohio 43260-1686, and such notification will be effective three business days following receipt. The Fund may modify or terminate the Automatic Investment Plan at any time or charge a service fee. No such fee currently is contemplated.

Directed Distribution Plan

     The Directed Distribution Plan enables you to invest automatically dividends and capital gain distributions, if any, paid by a Portfolio in Class A or Class B Shares of another Portfolio of which you are a shareholder. Class A or Class B Shares of the other Portfolio will be purchased at the then-current net asset value. Minimum subsequent investments do not apply. Investors desiring to participate in the Directed Distribution Plan should check the appropriate box and supply the necessary information on the Account Application. The Plan is available only for existing accounts and may not be used to open new accounts. The Fund may modify or terminate the Directed Distribution Plan at any time or charge a service fee. No such fee currently is contemplated.

Automatic Withdrawal Plan

     The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50), with respect to Class A or Class B Shares, on either a monthly, quarterly, semi-annual or annual basis if you have a $5,000 minimum account. The automatic withdrawal will be made on the first or fifteenth day, at your option, of the period selected. To participate in the Automatic Withdrawal Plan, you must check the appropriate box and supply the necessary information on the Account Application. The Automatic Withdrawal Plan may be ended at any time by the investor, the Fund or the Transfer Agent.

     [No CDSC with respect to Class B Shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that the amounts withdrawn under the plan do not exceed on an annual basis 10% of the account value at the time the shareholder elects to participate in the Automatic Withdrawal Plan. Withdrawals with respect to Class B Shares under the Automatic Withdrawal Plan that exceed on an annual basis 10% of the value of the shareholder's account will be subject to a CDSC on the amounts exceeding 10% of the initial account value. Purchases of additional Class A Shares where the sales load is imposed concurrently with withdrawals of Class A Shares generally are undesirable.]

Reinstatement Privilege

     The Reinstatement Privilege enables investors who have redeemed Class A or Class B Shares to repurchase, within 90 days of such redemption, Class A or Class B Shares of a Portfolio in an amount not to exceed the redemption proceeds received at a purchase price equal to the then-current net asset value determined after a reinstatement request and payment are received by the Transfer Agent. This privilege also enables such investors to reinstate their account for the purpose of exercising the Exchange Privilege. Upon reinstatement for Class B Shares, the investor's account will be credited with an amount equal to the CDSC previously paid upon redemption of the Class B Shares reinvested. To use the Reinstatement Privilege, you must submit a written reinstatement request to the Transfer Agent. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. There currently are no restrictions on the number of times an investor may use this privilege.

Letter of Intent

     By signing a Letter of Intent form, available from BISYS or certain Service Organizations, you become eligible for the reduced sales load applicable to the total number of Class A Shares purchased in a 13-month period (beginning up to 90 days prior to the date of execution of the Letter of Intent) pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Portfolio that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent.

     The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if the investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. Assuming completion of the total minimum investment specified under a Letter of Intent, an adjustment will be made to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to the submission of the Letter of Intent. In addition, if the investor's purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect the investor's total purchase at the end of 13 months.

     If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind the investor to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but the investor must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A Shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was executed.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


     Capital Growth Portfolio--Declares and pays dividends from net investment income quarterly and distributes any net capital gain annually.

     Dividend Growth Portfolio--Declares and pays dividends from net investment income monthly and distributes any net capital gain annually.

     Limited Duration Income, Core Income, Tennessee Tax Exempt Bond, Limited Duration Tennessee Tax Free, Limited Duration U.S. Government, Prime Money Market and U.S. Treasury Money Market Portfolios--Declare dividends from net investment income on each business day. Dividends usually are paid on the last calendar day of each month. The earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Shares begin accruing income dividends on the day the purchase order is effective.

     Applicable to All Portfolios (except where indicated)--Each Portfolio will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. No Portfolio will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional Portfolio shares of the same class from which they were paid at net asset value, unless payment in cash is requested. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. Dividends paid by each class of shares of a Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a class will be borne exclusively by such class.

     If you elect to receive distributions in cash and your distribution checks
(1) are returned to the Fund marked "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in Portfolio shares at the net asset value determined as of the date of payment of the distribution. In addition, any such undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in Portfolio shares at the net asset value determined as of the date of cancellation.


     The Fund anticipates that individual shareholders will not be subject to Tennessee personal income tax on dividends paid by the Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio to the extent such dividends are attributable to interest from securities of the U.S. Government or any of its agencies or instrumentalities or from bonds of the State of Tennessee or any county, municipality or political subdivision thereof, including any agency, board, authority or commission. To the extent that an investor is obligated to pay state or local taxes outside of the State of Tennessee, dividends earned by an investment in these Portfolios may represent taxable income. Dividends and distributions of the Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio derived from taxable investments and from income or gain derived from securities transactions and from the use of the investment techniques described under "Appendix--Investment Techniques" will be subject to Federal and Tennessee income tax. Dividends paid by the Capital Growth Portfolio, Dividend Growth Portfolio, Limited Duration Income Portfolio, Limited Duration U.S. Government Portfolio, Core Income Portfolio, Prime Money Market Portfolio and U.S. Treasury Money Market Portfolio derived from interest, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, generally are taxable to U.S. investors as ordinary income for Federal income tax purposes, whether received in cash or reinvested in additional Portfolio shares. Distributions from net realized long-term securities gains, if any, generally are taxable to U.S. investors as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their shares and whether such distributions are received in cash or reinvested in additional Portfolio shares. The Code provides that an individual generally will be taxed on his or her net capital gain at a maximum rate of 28% with respect to capital gain from securities held for more than one year but not more than 18 months and at a maximum rate of 20% with respect to capital gain from securities held for more than 18 months. Dividends and distributions may be subject to state and local taxes.

     Dividends and distributions attributable to interest from direct obligations of the United States and paid by a Portfolio to individuals currently are not subject to tax in most states. Dividends and distributions attributable to interest from other securities in which the Portfolios may invest may be subject to state tax. The Fund will provide shareholders with a statement which sets forth the percentage of dividends and distributions paid by the U.S. Treasury Money Market Portfolio that is attributable to interest income from direct obligations of the United States.

     Although all or a substantial portion of the dividends paid by the Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio may be excluded by shareholders of such Portfolios from their gross income for Federal income tax purposes, each of these Portfolios may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, or (ii) a factor in determining the extent to which a shareholder's Social Security benefits are taxable. If the Tennessee Tax Exempt Bond Portfolio or Limited Duration Tennessee Tax Free Portfolio purchases such securities, the portion of dividends related thereto will not necessarily be tax exempt to an investor who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause an investor to be subject to such taxes.

     Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefits of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Portfolio to a foreign investor, as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

     The Code provides for the "carryover" of some or all of the sales load imposed on Class A Shares if an investor exchanges his or her Class A Shares for shares of another Portfolio within 91 days of purchase and such other Portfolio reduces or eliminates its otherwise applicable sales load charge for the purpose of the exchange. In this case, the amount of the sales load charged the investor for Class A Shares, up to the amount of the reduction of the sales load charged on the exchange, is not included in the basis of the investor's Class A Shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the shares received on the exchange.

     Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.

     Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

     A TIN is either the Social Security number, IRS individual taxpayer identification number, or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

     The Adviser believes that each Portfolio has qualified for the fiscal year ended December 31, 1997 as a "regulated investment company" under the Code. Each Portfolio intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Portfolio of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Portfolio is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

     You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.

                            PERFORMANCE INFORMATION

     Capital Growth Portfolio--For purposes of advertising, performance will be calculated on the bases of average annual total return and/or total return. Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Capital Growth Portfolio was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Portfolio's performance will include the Portfolio's average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time during which the Portfolio has operated.

     Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (or maximum offering price in the case of Class A Shares) per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A Shares or without giving effect to any applicable CDSC at the end of the period for Class B Shares. Calculations based on the net asset value per share do not reflect the deduction of the applicable sales charge, which, if reflected, would reduce the performance quoted.

     Dividend Growth, Limited Duration Income, Core Income, Tennessee Tax
Exempt Bond, Limited Duration Tennessee Tax Free Portfolio and Limited Duration U.S. Government Portfolios--For purposes of advertising, performance will be calculated on several bases, including current yield, average annual total return and/or total return. Current yield refers to a Portfolio's annualized net investment income per share over a 30-day period, expressed as a percentage of the net asset value per share at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period.

     The Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee
Tax Free Portfolio may advertise tax equivalent yield, which is calculated by determining the pre-tax yield which, after being taxed at a certain rate, would be equivalent to a stated current yield calculated as described above.

     Average annual total return and total return will be calculated as described above for the Capital Growth Portfolio.

     Prime Money Market and U.S. Treasury Money Market Portfolios--From time to time, each Money Market Portfolio will advertise its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield of the Portfolio refers to the income generated by an investment in such Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     Applicable to All Portfolios--Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. The fees payable by Class B Shares pursuant to the Distribution Plan and Shareholder Services Plan are higher than those payable by Class A Shares pursuant to the Distribution Plan. Trust Shares are not subject to Distribution Plan or Shareholder Services Plan fees. As a result, at any given time, the performance of Class B Shares should be expected to be lower than that of Class A Shares and the performance of Class A Shares and Class B Shares should be expected to be lower than that of Trust Shares. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

     Comparative performance information may be used from time to time in advertising or marketing each Portfolio's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Bank Rate MonitorTM, IBC Money Fund Averages ReportTM, N. Palm Beach, Fla. 33408, Bond Buyer's 20-Bond Index, Moody's Bond Survey Bond Index, Lehman Brothers Aggregate Bond Index and components thereof, Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, CDA/Wiesenberger Investment Companies Service, Mutual Fund Values; Mutual Fund Forecaster, Mutual Fund Investing and other industry publications.


     Historical Performance Information--(Capital Growth Portfolio, Dividend Growth Portfolio, Core Income Portfolio, Limited Duration Tennessee Tax Free Portfolio and Limited Duration U.S. Government Portfolio only) The Capital Growth Portfolio and Core Income Portfolio commenced operations on April 1, 1996, and the Dividend Growth Portfolio, Limited Duration Tennessee Tax Free Portfolio and Limited Duration U.S. Government Portfolio commenced operations on February 28, 1997, through a transfer of assets from common trust funds managed by the Adviser, using materially equivalent investment objectives, policies, restrictions and methodologies as the corresponding Portfolio. Set forth below is historical performance information for each of these Portfolios which includes performance of the Portfolio's predecessor common trust fund for various periods ended December 31, 1997. At the time of transfer, the common trust fund performance was adjusted to reflect the maximum operating expenses of Class A Shares; with respect to Class B Shares and Trust Shares, the performance information for the period prior to commencement of operations of each such Class includes the performance of Class A Shares. In each case, the performance set forth below has been adjusted to reflect the maximum applicable sales charges. The common trust funds did not charge any expenses. This performance information is not necessarily indicative of the future performance of a Portfolio. Because each Portfolio is actively managed, its investments will vary from time to time and will not be identical to the past portfolio investments of the predecessor. Moreover, the predecessor common trust funds were not registered under the 1940 Act and therefore were not subject to certain investment restrictions that are imposed by the 1940 Act, which, if imposed, could have adversely affected the common trust funds' performance. Each Portfolio's performance will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.





                                    Average Annual Total Return
                                 -----------------------------------
                                 1 Year      5 Years     10 Years
                                 ----------- ----------- -----------


Capital Growth Portfolio
 Maximum Offering Price
  (Class A Shares).............    24.62%     15.41%        13.43%
 Maximum CDSC Imposed
  (Class B Shares).............    26.68%     16.22%        13.88%
 Net Asset Value
   (Trust Shares)..............    29.68%     16.33%        13.90%
Dividend Growth Portfolio
 Maximum Offering Price
  (Class A Shares).............    26.22%     14.36%        13.44%
 Maximum CDSC Imposed
  (Class B Shares).............    29.57%     15.36%        14.00%
 Net Asset Value
  (Trust Shares)...............    32.60%     15.46%        14.00%
Core Income Portfolio
 Maximum Offering Price
  (Class A Shares).............     5.40%      5.69%         7.36%
 Maximum CDSC Imposed
  (Class B Shares).............     5.60%      6.17%         7.69%
 Net Asset Value
  (Trust Shares)...............     8.60%      6.32%         7.69%
Limited Duration Tennessee
Tax Free Bond Portfolio
 Maximum Offering Price
  (Class A Shares).............     2.22%      3.24%         4.73%
 Maximum CDSC Imposed
  (Class B Shares).............     2.42%      3.71%         5.05%
 Net Asset Value
  (Trust Shares)...............     N/A        N/A            N/A
Limited Duration U.S.
Government Portfolio
 Maximum Offering Price
  (Class A Shares).............     2.97%      4.45%         6.50%
 Maximum CDSC Imposed
  (Class B Shares).............     3.18%      4.91%         6.83%
 Net Asset Value
  (Trust Shares)...............     N/A        N/A            N/A


                              GENERAL INFORMATION

     The Fund was incorporated under Maryland law on March 6, 1990, and commenced operations on August 28, 1990.

     The Fund is authorized to issue 14 billion 500 million shares of Common Stock (with 1 billion 250 million shares allocated to the Prime Money Market Portfolio and 750 million shares allocated to each other Portfolio), par value $.001 per share. Each Portfolio's shares are classified into Class A Shares (250 million, 500 million in the case of the Money Market Portfolios), Class B Shares (250 million) and Trust Shares (250 million, 500 million in the case of the Money Market Portfolios). Each share has one vote and shareholders will vote in the aggregate and not by Class except as otherwise required by law.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Directors or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office. Shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.

     The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters Fund shareholders vote together as a group; as to others they vote separately by portfolio. From time to time, other portfolios may be established and sold pursuant to other offering documents. Prior to January 1, 1997, the AmeriStar Portfolios were named ValueStar Portfolios, and the Limited Duration Income Portfolio and Core Income Portfolio were named Short-Intermediate Duration Bond Portfolio and Investment Grade Bond Portfolio, respectively.

     To date, 11 portfolios have been authorized. The other portfolios are not being offered by this Prospectus. All consideration received by the Fund for shares of one of the portfolios, and all assets in which such consideration is invested, belong to that portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and expenses of, one portfolio are treated separately from those of the other portfolios.

     The Transfer Agent maintains a record of each investor's ownership and sends confirmations and statements of account.

     Shareholder inquiries may be made by writing to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                                    APPENDIX

Portfolio Securities

     To the extent set forth in this Prospectus, each Portfolio may invest in the securities described below.

Money Market Instruments

     U.S. Treasury Securities--Each Portfolio may invest in U.S. Treasury securities which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

     U.S. Government Securities--In addition to U.S. Treasury securities, each Portfolio may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. Each Portfolio will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

     Bank Obligations--Each Portfolio, except the Limited Duration U.S. Government Portfolio and U.S. Treasury Money Market Portfolio, may invest in bank obligations (other than those issued by the Adviser or its affiliates), including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries or foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities, the possible seizure or nationalization of foreign deposits and the possible subordination of deposits in foreign branches to receivership expenses and U.S. office deposits in the event of insolvency. See "Description of the Portfolios--Investment Considerations and Risk Factors--Investing in Foreign Securities."

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include unin-sured, direct obligations, bearing fixed, floating or variable interest rates.

     Commercial Paper and other Short-Term Corporate Obligations--Each Portfolio, except the Limited Duration U.S. Government Portfolio and U.S. Treasury Money Market Portfolio, may invest in commercial paper, which consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Portfolios will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, or (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by such Portfolio.

     Repurchase Agreements--Each Portfolio may enter into repurchase agreements, which involve the acquisition by a Portfolio of an underlying debt instrument, subject to an obligation of the seller to repurchase, and such Portfolio to resell, the instrument at a fixed price usually not more than one week after its purchase. Certain costs may be incurred by a Portfolio in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by a Portfolio may be delayed or limited. Each Portfolio will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

     Zero Coupon and Stripped Securities--Each Portfolio may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Each Portfolio, except the Limited Duration U.S. Government Portfolio, Prime Money Market Portfolio and U.S. Treasury Money Market Portfolio, also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. The Tennessee Tax Exempt Bond Portfolio will invest no more than 25% of the value of its net assets in zero coupon and stripped securities.

     Foreign Government Obligations; Securities of Supranational Entities--Each Portfolio, except the Limited Duration U.S. Government Portfolio and U.S. Treasury Money Market Portfolio, may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Adviser to be of comparable quality to the other obligations in which such Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of a Portfolio's assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

     Floating and Variable Rate Obligations--Each Portfolio, except the Limited Duration U.S. Government Portfolio and U.S. Treasury Money Market Portfolio, may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Portfolio to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Portfolio may invest in obligations which are not so rated only if the Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Portfolio may invest. The Adviser, on behalf of each Portfolio, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations purchased by such Portfolio.

     Notes--Each Portfolio, except the Limited Duration U.S. Government Portfolio and U.S. Treasury Money Market Portfolio, may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the Securities Act of 1933, as amended, provided such investments are consistent with its investment objective. No Portfolio will invest more than 10% of its net assets in such Notes and in other securities that are illiquid.

     Participation Interests and Trust Receipts--Each Portfolio, except the Limited Duration U.S. Government Portfolio and U.S. Treasury Money Market Portfolio, may purchase from financial institutions and trusts created by such institutions participation interests and trust receipts in securities in which it may invest and may enter into loan participation agreements. A participation interest or receipt gives the Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest or receipt bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 397 days or less. If the instrument is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the instrument will be backed by an irrevocable letter of credit or guarantee of a bank or other entity the debt securities of which are rated high quality, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated instruments, the Adviser, acting upon delegated authority from the Fund's Board of Directors, must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest. Participation interests or trust receipts with a rating below high quality that are backed by an irrevocable letter of credit or guarantee as described above will be purchased only if the Adviser, acting as described above, determines after an analysis of, among other factors, the creditworthiness of the guarantor that such instrument is high quality, and if the rating agency did not include the letter of credit or guarantee in its determination of the instrument's rating. If the rating of a participation interest or trust receipt is reduced subsequent to its purchase by the Portfolio, the Adviser will consider, in accordance with procedures established by the Board of Directors, all circumstances deemed relevant in determining whether the Portfolio should continue to hold the instrument. The guarantor of a participation interest or trust receipt will be treated as a separate issuer. For certain participation interests and trust receipts, the Portfolio will have the unconditional right to demand payment, on not more than seven days' notice, for all or any part of the Portfolio's interest in the security, plus accrued interest. As to these instruments, the Portfolio intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. No Portfolio will invest more than 10% of the value of its net assets in participation interests and trust receipts that do not have this demand feature, and in other illiquid securities.

     Guaranteed Investment Contracts--Each Portfolio, except the Limited Duration U.S. Government Portfolio and U.S. Treasury Money Market Portfolio, may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Pursuant to such a contract, the Portfolio would make cash contributions to a deposit fund of the insurance company's general account. The insurance company would then credit to the Portfolio on a monthly basis interest which is based on an index (in most cases the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. No Portfolio will invest more than 10% of the value of its net assets in GICs and in other illiquid securities. The Prime Money Market Portfolio currently does not expect to invest more than 5% of its net assets in GICs.

     Illiquid Securities--Each Portfolio may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, certain privately negotiated, non-exchange traded options and securities used to cover such options, certain mortgage-backed securities, floating and variable rate demand obligations as to which the Portfolio cannot exercise the related demand feature described above on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

     Mortgage-Related Securities--(Capital Growth Portfolio, Dividend Growth Portfolio, Limited Duration Income Portfolio and Core Income Portfolio) Mortgage-related securities are a form of Derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), adjustable rate mortgages, real estate investment trusts ("REITs"), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The mortgage-related securities in which these Portfolios may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. Stripped mortgage-backed securities usually are structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage-backed securities or whole loans. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage collateral, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class).

     Mortgage-related securities are subject to credit risks associated with the performance of the underlying mortgage properties. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties. In addition, these securities are subject to prepayment risk, although commercial mortgages typically have shorter maturities than residential mortgages and prepayment protection features. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. Certain mortgage-related securities that may be purchased by these Portfolios, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Portfolio. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Portfolio's mortgage-related securities to decrease broadly, the Portfolio's effective duration, and thus sensitivity to interest rate fluctuations, would increase. For further discussion concerning the investment considerations involved, see "Description of the Portfolios--Investment Considerations and Risk Factors--Fixed-Income Securities" and "Illiquid Securities" above and "Investment Objectives and Management Policies--Portfolio Securities--Mortgage-Related Securities" in the Statement of Additional Information.

     Asset-Backed Securities--(Capital Growth Portfolio, Dividend Growth Portfolio, Limited Duration Income Portfolio, Core Income Portfolio and Prime Money Market Portfolio) Asset-backed securities are a form of Derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Each of these Portfolios may invest in these and other types of asset-backed securities that may be developed in the future.

     The Prime Money Market Portfolio may purchase asset-backed securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Portfolio with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

     American Depositary Receipts--(Capital Growth Portfolio and Dividend Growth Portfolio) Each of these Portfolios' assets may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in the United States securities markets. Each of these Portfolios may invest in ADRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

     Convertible Securities--(Capital Growth Portfolio, Dividend Growth Portfolio, Limited Duration Income Portfolio and Core Income Portfolio) Convertible securities may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

     Warrants--(Capital Growth Portfolio and Dividend Growth Portfolio) Each of these Portfolios may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time.

     Municipal Obligations--(Limited Duration Income Portfolio, Core Income Portfolio, Tennessee Tax Exempt Bond Portfolio, Limited Duration Tennessee Tax Free Portfolio and, to a limited extent, Prime Money Market Portfolio) Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. While in general, Municipal Obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain issues of Municipal Obligations, both taxable and non-taxable, offer yields comparable and in some cases greater than the yields available on other permissible investments. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the Municipal Obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately. Dividends received by shareholders of the Limited Duration Income Portfolio, Core Income Portfolio or Prime Money Market Portfolio which are attributable to interest income received by it from Municipal Obligations generally will be subject to Federal income tax. The Limited Duration Income Portfolio and Core Income Portfolio currently intend to invest no more than 25% and the Prime Money Market Portfolio currently intends to invest no more than 5% of their respective assets in Municipal Obligations. However, these percentages may be varied from time to time without shareholder approval.

     Tender Option Bonds--(Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio) A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Adviser, on behalf of the Portfolio, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. Neither of these Portfolios will invest more than 10% of the value of its net assets in securities that are illiquid, which would include tender option bonds as to which it cannot exercise the tender feature on not more than seven days' notice if there is no secondary market available for these obligations.

     Ratings--Debt securities which are rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Debt securities rated BBB by S&P are regarded as having adequate capacity to pay interest and repay principal, and while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt securities in this category than in higher rated categories. Fitch considers the obligor's ability to pay interest and repay principal on debt securities rated BBB to be adequate; adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these debt securities and, therefore, impair timely payment. Debt securities rated BBB by Duff are considered to have below average protection factors but still considered sufficient for prudent investment.

     Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P, Fitch or Duff are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate such obligations and the ability of their issuers to pay interest and principal. The Portfolios will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the quality of the issuer's management and regulatory matters.

     Investment Company Securities--Each Portfolio may invest in securities issued by other investment companies which principally invest in securities of the type in which such Portfolio invests. Under the 1940 Act, a Portfolio's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Portfolio's total assets with respect to any one investment company and (iii) 10% of such Portfolio's total assets in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses.

Investment Techniques

     Short-Selling--(All Portfolios, except the Money Market Portfolios) Each Portfolio, other than the Prime Money Market Portfolio and U.S. Treasury Money Market Portfolio, may make short sales "against the box," a transaction in which the Portfolio enters into a short sale of a security which it owns. The proceeds of the short sale will be held by a broker until the settlement date at which time the Portfolio delivers the security to close the short position. The Portfolio receives the net proceeds from the short sale. At no time will any of these Portfolios have more than 15% of the value of its net assets in deposits on short sales against the box. It currently is anticipated that each of these Portfolios will make short sales against the box for purposes of protecting the value of its respective net assets.

     Call and Put Options on Specified Securities--(Capital Growth Portfolio and Dividend Growth Portfolio) Each of these Portfolios may invest up to 5% of its total assets, represented by the premium paid, in the purchase of call and put options in respect of specific securities in which the Portfolio may invest. Each of these Portfolios may write covered call and put option contracts to the extent of 15% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. A covered call option sold by the Portfolio, which is a call option with respect to which the Portfolio owns the underlying security, exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option sold by the Portfolio exposes the Portfolio during the term of the option to a decline in price of the underlying security. A put option sold by the Portfolio is covered when, among other things, permissible liquid assets are placed in a segregated account to fulfill the obligation undertaken.

     To close out a position when writing covered options, the Portfolio may make a "closing purchase transaction," which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it has previously written on the security. To close out a position as a purchaser of an option, the Portfolio may make a "closing sale transaction," which involves liquidating its position by selling the option previously purchased. The Portfolio will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

     Stock Index Options--(Capital Growth Portfolio and Dividend Growth Portfolio) Each of these Portfolios may purchase and write put and call options on stock indexes listed on national securities exchanges or traded in the over-the-counter market to the extent of 15% of the value of its net assets. A stock index fluctuates with changes in the market values of the stocks included in the index.

     The effectiveness of the Portfolio's purchasing or writing stock index options will depend upon the extent to which price movements in its portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indexes will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

     When the Portfolio writes an option on a stock index, it will place in a segregated account permissible liquid assets in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or will otherwise cover the transaction.

     Futures Transactions--In General--(Capital Growth Portfolio, Dividend Growth Portfolio, Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio) None of these Portfolios will be a commodity pool. However, as a substitute for a comparable market position in the underlying securities or for hedging purposes, each of these Portfolios may engage in futures and options on futures transactions, as described below.

     The commodities transactions of each of these Portfolios must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission. In addition, none of these Portfolios may engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of the Portfolio's total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, each of these Portfolios may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount at least equal to the value of the underlying commodity.

     Initially, when purchasing or selling futures contracts a Portfolio will be required to deposit with the Fund's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, at the then prevailing price, which will operate to terminate its existing position in the contract.

     Although each of these Portfolios intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the relevant Portfolio to substantial losses. If it is not possible, or the Portfolio determines not, to close a futures position in anticipation of adverse price movements, it will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     To the extent a Portfolio is engaging in a futures transaction as a hedging device, because of the risk of an imperfect correlation between securities in a portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective if, for example, losses on the portfolio securities exceed gains on the futures contract or losses on the futures contract exceed gains on the portfolio securities. For futures contracts based on indexes, the risk of imperfect correlation increases as the composition of a Portfolio's investments varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Portfolio may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

     Successful use of futures by a Portfolio also is subject to the Adviser's ability to predict correctly movements in the direction of the market or interest rates. For example, if a Portfolio has hedged against the possibility of a decline in the market adversely affecting the value of securities held in its portfolio and prices increase instead, such Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     Call options sold by a Portfolio with respect to futures contracts will be covered by, among other things, entering into a long position in the same contract at a price no higher than the strike price of the call option, or by ownership of the instruments underlying, or instruments the prices of which are expected to move relatively consistently with, the instruments underlying the futures contract. Put options sold by a Portfolio with respect to futures contracts will be covered in the same manner as put options on specific securities as described above.

     Stock Index Futures and Options on Stock Index Futures--(Capital
Growth Portfolio and Dividend Growth Portfolio) Each of these Portfolios may purchase and sell stock index futures contracts and options on stock index futures contracts to the extent of 15% of the value of its net assets.

     A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indexes that are permitted investments, each of these Portfolios intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     Each of these Portfolios may use index futures as a substitute for a comparable market position in the underlying securities.

     Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts--(Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio) Each of these Portfolios may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position and to hedge against adverse movements in interest rates to the extent of 15% of the value of its net assets.

     To the extent the Portfolio has invested in interest rate futures contracts or options on interest rate futures contracts as a substitute for a comparable market position, the Portfolio will be subject to the same investment risks had it purchased the securities underlying the contract.

     Each of these Portfolios may purchase call options on interest rate futures contracts to hedge against a decline in interest rates and may purchase put options on interest rate futures contracts to hedge its portfolio securities against the risk of rising interest rates. The Portfolio may sell call options on interest rate futures contracts to partially hedge against declining prices of portfolio securities. The Portfolio may sell put options on interest rate futures contracts to hedge against increasing prices of the securities which are deliverable upon exercise of the futures contracts.

    Each of these Portfolios also may sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Portfolio's investment securities which are the subject of the hedge.

     Lending Portfolio Securities--(All Portfolios) From time to time, each Portfolio may lend securities from its investment portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33-1/3% of the value of the relevant Portfolio's total assets. In connection with such loans, each Portfolio will receive collateral consisting of cash or U.S. Government securities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Portfolio can increase its income through the investment of such collateral. Each Portfolio continues to be entitled to payments in amounts equal to the dividends, interest and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. A Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with such Portfolio.

     Forward Commitments--(All Portfolios) Each Portfolio may purchase securities on a when-issued or forward commitment basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. Each Portfolio will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. The Portfolio will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

     Borrowing Money--(All Portfolios) As a fundamental policy, each Portfolio is permitted to borrow money in an amount up to 33-1/3% of the value of its total assets. However, each Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 33-1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Portfolio's total assets, such Portfolio will not make any investments. In addition, each Money Market Portfolio may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements as described below.

     Reverse Repurchase Agreements--(Money Market Portfolios only) The Prime Money Market Portfolio and U.S. Treasury Money Market Portfolio may enter into reverse repurchase agreements with banks, brokers or dealers. Reverse repurchase agreements involve the transfer by the Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Portfolio retains the right to receive interest and principal payments on the security. The Portfolio will use the proceeds of reverse repurchase agreements only to make investments which generally either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At an agreed upon future date, the Portfolio repurchases the security at principal plus accrued interest. In certain types of agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. As a result of these transactions, the Portfolio may be exposed to greater potential fluctuations in the value of its assets and its net asset value per share. Interest costs on the money borrowed may exceed the return received on the securities purchased. The Fund's Directors have considered the risks to each of the Prime Money Market Portfolio and U.S. Treasury Money Market Portfolio and its shareholders which may result from the entry into reverse repurchase agreements and have determined that the entry into such agreements is consistent with such Portfolio's investment objective and management policies.

     No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Fund's official sales literature in connection with the offer of the Fund's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.

                             AMERISTAR MUTUAL FUNDS
                            CAPITAL GROWTH PORTFOLIO
                            DIVIDEND GROWTH PORTFOLIO
                   LIMITED DURATION U.S. GOVERNMENT PORTFOLIO
                        LIMITED DURATION INCOME PORTFOLIO
                  LIMITED DURATION TENNESSEE TAX FREE PORTFOLIO
                              CORE INCOME PORTFOLIO
                       TENNESSEE TAX EXEMPT BOND PORTFOLIO
                          PRIME MONEY MARKET PORTFOLIO
                      U.S. TREASURY MONEY MARKET PORTFOLIO
                 CLASS A SHARES, CLASS B SHARES AND TRUST SHARES
                                     PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)
                                ___________, 1998

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus for the AmeriStar Portfolios listed above (each, a "Portfolio" and collectively, the "Portfolios") of The Infinity Mutual Funds, Inc. (the "Fund"), dated __________, 1998, as it may be revised from time to time. To obtain a copy of the Prospectus, please write to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219-3035. This Statement of Additional Information relates only to the Portfolios and not to any of the Fund's other portfolios.

     First American National Bank (the "Adviser") serves as each Portfolio's investment adviser.

     BISYS Fund Services Limited Partnership ("BISYS") serves as each Portfolio's administrator and distributor.

     The U.S. Treasury Money Market Portfolio does not offer Class B Shares.


                                TABLE OF CONTENTS
                                                                     PAGE
Investment Objectives and Management Policies......................  B-2
Management of the Fund.............................................  B-22
Management Arrangements............................................  B-24
Purchase and Redemption of Shares..................................  B-28
Determination of Net Asset Value...................................  B-32
Performance Information............................................  B-34
Dividends, Distributions and Taxes.................................  B-38
Portfolio Transactions.............................................  B-40
Information About the Portfolios...................................  B-42
Custodian, Transfer and Dividend Disbursing
  Agent, Counsel and Independent Auditors..........................  B-44
Financial Statements...............................................  B-44
Appendix...........................................................  B-45

                  INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES


     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTIONS IN EACH PROSPECTUS ENTITLED "DESCRIPTION OF THE PORTFOLIOS" AND "APPENDIX."


PORTFOLIO SECURITIES

     BANK OBLIGATIONS. (All Portfolios, except the Limited Duration U.S. Government Portfolio and U.S. Treasury Money Market Portfolio) Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Portfolio are insured by the Bank Insurance Fund administered by the FDIC (although such insurance may not be of material benefit to the Portfolio, depending upon the principal amount of the CDs of each bank held by the Portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal and state laws and regulations, domestic branches of domestic banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

     Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. If a domestic bank with deposits insured by the FDIC becomes insolvent, unsecured deposits and other general obligations of such bank's foreign branches will be subordinated to the receivership expenses of the FDIC and such bank's domestic deposits and would be subject to the loss of principal to a greater extent than such bank's domestic branch deposits. The Prime Money Market Portfolio's investment in obligations of foreign subsidiaries of domestic banks are subject, to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), to the limitations on investing in the securities of other investment companies.

     Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

     In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, or by domestic branches of foreign banks, the Adviser carefully evaluates such investments on a case-by-case basis.

     Each of these Portfolios may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, which are members of the FDIC, provided the Portfolio purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. No Portfolio will own more than one such CD per such issuer.

     Each of these Portfolios may invest in short-term U.S. dollar denominated corporate obligations that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." The Portfolio may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Fund and the corporate borrower (the "Borrower"), together with Agent Banks, are referred herein as "Intermediate Participants." The Portfolio also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Portfolio and the Borrower. In such cases, the Portfolio would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Portfolio's rights against the Borrower but also for the receipt and processing of payments due to the Portfolio under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Portfolio may be subject to delays, expenses and risks that are greater than those that would be involved if the Portfolio could enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Portfolio may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Portfolio also may be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Portfolio were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such cases, the Portfolio might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

     Under normal circumstances, and as a matter of fundamental policy, the Prime Money Market Portfolio will "concentrate" at least 25% of its assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include CDs, TDs, bankers' acceptances and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks (as distinct from non-bank dealers) in accordance with the policies set forth in "Repurchase Agreements" below. During periods when the Adviser determines that the Prime Money Market Portfolio should be in a temporary defensive position, the Portfolio may invest less than 25% of its total assets in the banking industry; during such times the Prime Money Market Portfolio's assets will be invested in accordance with its other investment policies. The Adviser may determine that the adoption of a temporary defensive position with respect to issuers in the banking industry is appropriate on the basis of such factors as political, economic, market or regulatory developments adversely affecting that industry as compared to the industries of other issuers of securities available for investment by the Prime Money Market Portfolio.

     REPURCHASE AGREEMENTS. (All Portfolios) Each Portfolio may enter into repurchase agreements. The Fund's custodian or sub-custodian employed in connection with third-party repurchase transactions will have custody of, and will hold in a segregated account, securities acquired by a Portfolio under a repurchase agreement. In connection with its third-party repurchase transactions, the Fund will employ only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio entering into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Portfolio will enter into repurchase agreements only with registered or unregistered securities dealers or banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which such Portfolio may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. The Adviser will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Each Portfolio will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

     ILLIQUID SECURITIES. (All Portfolios) Each Portfolio may invest up to 10% of the value of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities and includes, among other things, restricted securities other than those the Adviser has determined to be liquid pursuant to guidelines established by the Fund's Board and repurchase agreements maturing in more than seven days. Commercial paper issues include securities issued by major corporations without registration under the Securities Act of 1933, as amended ("1933 Act"), in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof and commercial paper and medium term notes issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper ordinarily is resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

     In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     To facilitate the increased size and liquidity of the institutional markets for unregistered securities, the Securities and Exchange Commission adopted Rule 144A under the 1933 Act. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934, as amended, generally is eligible to be sold in reliance on the safe harbor of Rule 144A. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. Where a substantial market of qualified institutional buyers has developed for certain restricted securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Fund's Board has directed the Adviser to monitor carefully each Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

     FORWARD COMMITMENTS. (All Portfolios) Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.

     MORTGAGE-RELATED SECURITIES. (Core Income Portfolio, Capital Growth Portfolio, Dividend Growth Portfolio and Limited Duration Income Portfolio) Mortgage-related securities are a form of Derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities, mortgage pass-through securities, interests in REMICs or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates.

GOVERNMENT AGENCY SECURITIES--Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

GOVERNMENT RELATED SECURITIES--Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the Untied States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.

     Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

PRIVATE ENTITY SECURITIES--These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Portfolio or the price of the Portfolio's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

COMMERCIAL MORTGAGE-RELATED SECURITIES--Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are structured to provide protection to the senior classes investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

     Each of these Portfolios may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgage. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

     The market for commercial mortgage-related securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-related securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")--A CMO is a multiclass bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities, or
(e) any combination thereof. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Each of these Portfolios also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such a LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

     Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Portfolio's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

STRIPPED MORTGAGE-BACKED SECURITIES--Each of these Portfolios also may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

REAL ESTATE INVESTMENT TRUSTS--A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

     REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

ADJUSTABLE-RATE MORTGAGE LOANS ("ARMS")--ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

OTHER MORTGAGE-RELATED SECURITIES--Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     STANDARD & POOR'S DEPOSITARY RECEIPTS. (Capital Growth Portfolio and Dividend Growth Portfolio) These securities, commonly referred to as "spiders," represent an interest in a fixed portfolio of common stocks designed to track the price and dividend yield performance of the Standard & Poor's 500 Index or the Standard & Poor's MidCap 400 Index, as the case may be.

     MUNICIPAL OBLIGATIONS. (Core Income Portfolio, Limited Duration Income Portfolio, Limited Duration Tennessee Tax Free Portfolio, Tennessee Tax Exempt Bond Portfolio and, to a limited extent, Prime Money Market Portfolio) The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

     Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

     The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue. The imposition of the advisory and administration fees, as well as other operating expenses, will have the effect of reducing the yield to investors.

     Each of the Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio may invest up to 5% of the value of its total assets in municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations"). Lease obligations have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. Certain lease obligations in which these Portfolios may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In addition, no assurance can be given as to the liquidity of certain lease obligations. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. The Fund's Board of Directors has established guidelines for the Adviser to determine the liquidity and appropriate valuation of lease obligations based on factors which include:
(1) the frequency of trades and quotes for the lease obligation or similar securities; (2) the number of dealers willing to purchase or sell the lease obligation or similar securities and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security or similar securities; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer.

     Each of the Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Portfolio. Based on the tender option bond agreement, each of these Portfolios expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that is valued at fair value.

     RATINGS OF MUNICIPAL OBLIGATIONS. Subsequent to its purchase by a Portfolio, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require the sale of such Municipal Obligations by the Portfolio, but the Adviser will consider such event in determining whether the Portfolio should continue to hold the Municipal Obligations. To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or Fitch IBCA, Inc. ("Fitch") for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the relevant Portfolio's Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.


     The distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended December 31, 1997 for the Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio was as follows:

                                                  PERCENTAGE OF VALUE
MOODY'S        FITCH    S&P                                  LIMITED DURATION
                                      TENNESSEE TAX EXEMPT     TENNESSEE TAX
                                         BOND PORTFOLIO        FREE PORTFOLIO
                                      --------------------    ----------------

Aaa            AAA      AAA              59.3%                    50.4%
Aa             AA       AA               35.9%                    31.9%
A              A        A                 4.8%                    17.7%
                                        100.0%                   100.0%


MANAGEMENT POLICIES

     OPTIONS TRANSACTIONS. (Capital Growth Portfolio and Dividend Growth Portfolio) Each of the Capital Growth Portfolio and Dividend Growth Portfolio may engage in options transactions, such as purchasing or writing covered call or put options. The principal reason for the Portfolio writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on its portfolio securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

     Options written ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the time the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Portfolio may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

     So long as the Portfolio's obligation as the writer of an option continues, it may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. The Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

     While it may choose to do otherwise, the Portfolio generally will purchase or write only those options for which the Adviser believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that otherwise may interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

     The Portfolio intends to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options written by the Portfolio as illiquid securities.

     Each of these Portfolios will purchase options only to the extent permitted by the policies of state securities authorities in states where shares of the Portfolio are qualified for offer and sale.

     STOCK INDEX OPTIONS. (Capital Growth Portfolio and Dividend Growth Portfolio) Each of the Capital Growth Portfolio and Dividend Growth Portfolio may purchase and write put and call options on stock indexes to the extent of 15% of the value of its net assets. Options on stock indexes are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. (Capital Growth Portfolio, Dividend Growth Portfolio, Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio) Upon exercise of an option, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

     FUTURE DEVELOPMENTS. Each Portfolio may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by such Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with its investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in its prospectus.

     LENDING PORTFOLIO SECURITIES. To a limited extent, each Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Portfolio can increase its income through the investment of the cash collateral. For purposes of this policy, each Portfolio considers collateral consisting of U.S. Government securities to be the equivalent of cash. From time to time, a Portfolio may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Directors must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.


     REVERSE REPURCHASE AGREEMENTS. (Prime Money Market Portfolio and U.S. Treasury Money Market Portfolio) Each of these Portfolios may enter into reverse repurchase agreements. The Portfolio will maintain in a segregated account permissible liquid assets equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission.


INVESTMENT CONSIDERATIONS AND RISK FACTORS

     INVESTING IN TENNESSEE MUNICIPAL OBLIGATIONS. (Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio) Investors in the Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio should consider carefully the special risks inherent in such Portfolios' investment in Tennessee Municipal Obligations. These risks result from the financial condition of the State of Tennessee. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of Tennessee (the "State") and various local agencies, available as of the date of the Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

     In 1978, the voters of the State of Tennessee approved an amendment to the State Constitution requiring that (1) the total expenditures of the State for any fiscal year shall not exceed the State's revenues and reserves, including the proceeds of debt obligations issued to finance capital expenditures and (2) in no year shall the rate of growth of appropriations from State tax revenues exceed the estimated rate of growth of the State's economy. In the past the Governor and the General Assembly have had to restrict expenditures to comply with the State Constitution.

     The Constitution of the State of Tennessee requires a balanced budget. As required by law, the legislature enacted a balanced budget for fiscal year 1994-95. Beginning January 1, 1994, the State of Tennessee received a waiver from the Federal government to replace Medicaid with the new program, TennCare. TennCare was implemented to help control the increasing cost of health care and to provide insurance coverage not only to previous Medicaid eligible individuals but also to uninsured Tennesseans. Due principally to inaccurate funding assumptions with respect to TennCare program, the fiscal ended June 30, 1995 had an estimated budgetary shortfall of $126 million.

     Despite the budgetary concerns caused by the costs associated with implementing TennCare, the economic outlook for Tennessee remains favorable. The State's economic diversity has improved substantially over the last eleven years. Investments announced in new and expanding business exceeded $1 billion in each of those years and exceeded $2 billion in the last two years. The $3.2 billion in announced capital investments in 1989 was the single largest year and exceeded the $2.78 billion in 1985 when Saturn Corporation chose Tennessee for its plant site. This growth created 23,800 new jobs in Tennessee for the year ended June 1994.

     The Tennessee General Assembly enacted a balanced budget for fiscal year 1994-95. The budget included a two percent salary increase for State employees, public higher education employees and teachers in the public school system effective on July 1, 1994, and another two percent salary increase effective on October 1, 1994. The revenue estimates were officially revised at March 1 when the budget for the fiscal year 1995-96 was presented to the General Assembly.

     Actual revenue collections for fiscal year 1994-95 through January 1995 reflected increases of 9.68% for the sales tax and 17.45% for the combined excise tax and franchise tax. Total growth in collections, excluding the health services tax, is 9.07%. Expenditures for TennCare (a recently implemented managed care program for Tennessee's poor and uninsured, under a Medicaid waiver), the housing of state prisoners, institutional operating costs in prisons, the children's plan and some other services were in excess of the original budgeted amounts for fiscal year 1994-95. Supplemental appropriations were accommodated within the revised revenue estimates and a proposal to use one-time reserves. The recommended budget for 1995-96 continues the funding of improvements in the Basic Education Program for public schools and begins funding teacher salary equalization. It funds TennCare and the Administration's proposed crime legislation. The revenue estimates for fiscal year 1995-96 assumed a 6.3% growth in the sales tax, and a 5.0% growth in the excise and franchise taxes. The assumed growth in all collections by the Department of Revenue is 5.08%. The Revenue Fluctuation Reserve was reduced to $101.4 million at June 30, 1994 due to accrued liabilities in the children's plan and other programs. The new budget maintains the reserve at $101.4 million for fiscal years 1994-95 and 1995-96.

     On March 22, 1993, the Tennessee Supreme Court affirmed a lower court decision that funding for the pubic school system in Tennessee is unconstitutional because citizens in more affluent school districts receive greater educational funding. The case was remanded to the trial court for further proceedings with respect to the State's providing additional funding to less affluent school systems. After substantial subsequent litigation, the Tennessee Supreme Court issued on February 16, 1995, an opinion approving the State's plan set forth in the Educational Improvement Act of 1992 with the modification that the plan should also include a provision to equalize teachers' salaries in the same way that other expenditures were to be equalized under the program. The result of this decision may be that the State must provide additional funding to less affluent school systems. Currently, the general obligation ratings for the State are Aaa by Moody's, AA+ by S&P and AAA by Fitch.

     LOWER RATED SECURITIES. (Capital Growth Portfolio and Dividend Growth Portfolio) Each of the Capital Growth Portfolio and Dividend Growth Portfolio is permitted to invest in securities rated as low as Ba by Moody's or BB by S&P, Fitch or Duff & Phelps Credit Rating Co. ("Duff"). Such securities, though higher yielding, are characterized by risk. See "Description of the Portfolios--Investment Considerations and Risk Factors--Lower Rated Securities" in the Prospectus for a discussion of certain risks and the "Appendix" for a general description of Moody's, S&P, Fitch and Duff ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Portfolio will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

     Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These securities are considered by S&P, Moody's, Fitch and Duff generally to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

     Because there is no established retail secondary market for many of these securities, the Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Portfolio's ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

     These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

     Each of these Portfolios may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Portfolio does not have any arrangement with any persons concerning the acquisition of such securities, and the Adviser will review carefully the credit and other characteristics pertinent to such new issues.

     The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon securities. Such zero coupon securities carry an additional risk in that, unlike securities which pay interest throughout the period to maturity, the Portfolio will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment. See "Dividends, Distributions and Taxes."

INVESTMENT RESTRICTIONS

     Each Portfolio has adopted investment restrictions numbered 1 through 7 as fundamental policies and the Prime Money Market Portfolio has adopted investment restrictions numbered 14 and 15 and each other Portfolio has adopted investment restriction number 16 as additional fundamental policies. These restrictions cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting securities. Investment restrictions numbered 8 through 13 are not fundamental policies and may be changed by vote of a majority of the Fund's Directors at any time. No Portfolio may:

     1. Invest in commodities, except that each Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

     2. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but each Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

     3. Borrow money, except that each Portfolio may borrow up to 33-1/3% of the value of its total assets. For purposes of this investment restriction, a Portfolio's entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

     4. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, each Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Directors.

     5. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the 1933 Act by virtue of disposing of portfolio securities, and except that the Tennessee Tax Exempt Bond Portfolio, Limited Duration Tennessee Tax Free Portfolio, Limited Duration Income Portfolio and Core Income Portfolio each may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

     6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act). A Portfolio's investments permitted under Investment Restriction Nos. 1, 3, 9 and 10 are not considered senior securities for purposes of this Investment Restriction when asset coverage is maintained in accordance with guidelines established by the Securities and Exchange Commission.

     7. Purchase securities on margin, but each Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

     8. Invest in the securities of a company for the purpose of exercising management or control, but each Portfolio will vote the securities it owns as a shareholder in accordance with its views.

     9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

     10. Purchase, sell or write puts, calls or combinations thereof, except as may be described in the Portfolios' Prospectus and this Statement of Additional Information.

     11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the Portfolio's net assets would be so invested.

     12. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

     The following investment restriction numbered 13 is a non-fundamental policy which applies to each Portfolio, except the Prime Money Market Portfolio and U.S. Treasury Money Market Portfolio. None of these Portfolios may:

     13. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Portfolio's investments in all such companies to exceed 5% of the value of its total assets.

     The following investment restrictions numbered 14 and 15 are fundamental policies which apply only to the Prime Money Market Portfolio. The Prime Money Market Portfolio may not:

     14. Invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the Prime Money Market Portfolio's total assets may be invested without regard to any such limitation, provided that not more than 10% of its assets may be invested in securities issued or guaranteed by any single guarantor of obligations held by the Prime Money Market Portfolio.

     15. Invest less than 25% of its total assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes the Prime Money Market Portfolio may invest less than 25% of its assets in bank obligations.

     The following investment restriction number 16 is a fundamental policy which applies to each Portfolio, except the Prime Money Market Portfolio. None of these Portfolios may:

     16. Invest more than 25% of its assets in the securities of issuers in any single industry, provided that, in the case of the Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio, there shall be no such limitation on the purchase of tax exempt municipal obligations and, in the case of each Portfolio, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     For purposes of Investment Restriction No. 16, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of a Portfolio in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Portfolio, and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of such Portfolio's shares in the state involved.

                             MANAGEMENT OF THE FUND

     Directors and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

DIRECTORS OF THE FUND


*WILLIAM B. BLUNDIN, PRESIDENT AND CHAIRMAN OF THE BOARD OF DIRECTORS. An employee of BISYS Fund Services, Inc., BISYS' general partner. Mr. Blundin also is an officer of other investment companies administered by BISYS or its affiliates. He is 60 years old and his address is 125 West 55th Street, New York, New York 10019.

NORMA  A. COLDWELL, DIRECTOR. International Economist and Consultant;
          Executive Vice President of Coldwell Financial Consultants; Trustee and Treasurer of Meridian House International (International Education and Cultural Group); Member of the Board of Advisors of Meridian International Center and Emerging Capital Markets, S.A. (Montevideo, Uruguay); formerly, Chief International Economist of Riggs National Bank, Washington, D.C. She is 72 years old and her address is 3330 Southwestern Boulevard, Dallas, Texas 75225.

RICHARD  H. FRANCIS, DIRECTOR. Former Executive Vice President and Chief
          Financial Officer of Pan American World Airways, Inc. (currently, debtor-in-possession under the U.S. Bankruptcy Code), March 1988 to October 1991; Senior Vice President and Chief Financial Officer of American Standard Inc., 1960 to March 1988. Mr. Francis is a director of Allendale Mutual Insurance and The Indonesia Fund, Inc. He is 66 years old and his address is 40 Grosvenor Road, Short Hills, New Jersey 07078.

WILLIAM W. McINNES, DIRECTOR. Private investor. From July 1978 to February
          1993, he was Vice-President--Finance and Treasurer of Hospital Corp. of America. He is also a director of Gulf South Medical Supply and Diversified Trust Co. He is 48 years old and his address is 116 30th Avenue South, Nashville, Tennessee 37212.

ROBERT A. ROBINSON, DIRECTOR. Private investor. Since 1991, President
          Emeritus, and from 1968 to 1991, President of The Church Pension Group, NYC. From 1956 to 1966, Senior Vice President of Colonial Bank & Trust Co. He is also a director of Mariner Institutional Funds, Inc., Mariner Tax-Free Institutional Funds, Inc., UST Master Funds, UST Master Tax Exempt Funds, H.B. and F.H. Bugher Foundation, Morehouse-Barlow Co. Publishers, The Canterbury Cathedral Trust in America, The Living Church Foundation and Hoosac School. He is 71 years old and his address is 2 Hathaway Common, New Canaan, Connecticut 06840.

OFFICERS OF THE FUND

JEFFREY C. CUSICK, VICE PRESIDENT AND ASSISTANT SECRETARY. An employee of
          BISYS Fund Services, Inc. since July 1995, and an officer of other investment companies administered by BISYS or its affiliates. From September 1993 to July 1995, he was Assistant Vice President and, from 1989 to September 1993, he was Manager--Client Services, of Federated Administrative Services. He is 38 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.

WILLIAM TOMKO, VICE PRESIDENT. An employee of BISYS Fund Services, Inc. and an officer of other investment companies administered by BISYS or its affiliates. He is 38 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.

NIMISH S. BHATT, TREASURER. An employee of BISYS Fund Services, Inc. since
          July 1996, and an officer of other investment companies administered by BISYS or its affiliates. Prior thereto, he was an Assistant Vice President with Evergreen Asset Management Corp./First Union Bank. He is 34 years old and his address is 3435 Stelzer
          Road, Columbus, Ohio 43219.

ROBERT L. TUCH, ASSISTANT SECRETARY. An employee of BISYS Fund Services, Inc.
          since June 1991, and an officer of other investment companies administered by BISYS or its affiliates. From July 1990 to June 1991, he was Vice President and Associate General Counsel with National Securities Research Corp. Prior thereto, he was an Attorney with the Securities and Exchange Commission. He is 45 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.

ALAINA METZ, ASSISTANT SECRETARY. An employee of BISYS Fund Services, Inc.
          and an officer of other investment companies administered by BISYS or its affiliates. She is 29 years old and her address is 3435 Stelzer Road, Columbus, Ohio 43219.

     For so long as the Distribution Plan described in the section captioned "Management Arrangements--Distribution Plan" remains in effect, the Directors of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Directors who are not "interested persons" of the Fund.


     Directors and officers of the Fund, as a group, owned less than 1% of any Portfolio's shares of common stock outstanding on March 27, 1998.

     The Fund does not pay any remuneration to its officers and Directors other than fees and expenses to those Directors who are not directors, officers or employees of the Adviser or BISYS or any of their affiliates. The aggregate amount of compensation paid to each such Director by the Fund for year ended December 31, 1997 was as follows:

                                                       Total Compensation
                                 Aggregate                  From Fund
     Name of Board           Compensation from        and Fund Complex Paid
        Member                     Fund*                 to Board Member
-------------------------    ------------------       ------------------------

 Norma A. Coldwell                 $18,000                   $18,000
 Richard H. Francis                $18,000                   $18,000
 William W. McInnes                $18,000                   $18,000
 Robert A. Robinson                $18,000                   $18,000



-------------


* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $13,422 for all Directors as a group.



                             MANAGEMENT ARRANGEMENTS


     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN EACH PROSPECTUS ENTITLED "MANAGEMENT OF THE PORTFOLIOS."

     INVESTMENT ADVISORY AGREEMENT. The Adviser provides investment advisory services pursuant to the Investment Advisory Agreement (the "Agreement") dated February 15, 1994 with the Fund. As to each Portfolio, the Agreement is subject to annual approval by (i) the Fund's Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Portfolio, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was last approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of any party to the Agreement, at a meeting held on November 11, 1997. As to each Portfolio, the Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board of Directors or by vote of the holders of a majority of such Portfolio's shares, or, on not less than 90 days' notice, by the Adviser. The Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940
Act).

     As compensation for the Adviser's services, the Fund has agreed to pay the Adviser a monthly investment advisory fee at the annual rate of .50 of 1% of the value of Limited Duration Income Portfolio's, Core Income Portfolio's, Tennessee Tax Exempt Bond Portfolio's, Limited Duration Tennessee Tax Free Portfolio's and Limited Duration U.S. Government Portfolio's average daily net assets, .65 of 1% of the value of the Capital Growth Portfolio's and Dividend Growth Portfolio's average daily net assets, and .25 of 1% of the value of the Prime Money Market Portfolio's and U.S. Treasury Money Market Portfolio's average daily net assets. Prior to January 30, 1998, the fee payable by the Fund to the Adviser with respect to the Prime Money Market Portfolio, was .25 of 1% of the value of such Portfolio's average daily net assets, less any amount payable by the Fund to Barnett Capital Advisors, Inc. (the "Sub-Adviser"), the Portfolio's sub-investment adviser prior to such date. Pursuant to a Sub-Investment Advisory Agreement among the Fund, the Adviser and the Sub-Adviser, which was terminated as of January 30, 1998, the Fund agreed to pay the Sub-Adviser a monthly fee at the annual rate of .15 of 1% of the value of the Prime Money Market Portfolio's average daily net assets. For the fiscal years ended December 31, 1995, 1996 and 1997, $491,561, $519,442 and $496,933, respectively, was payable by the Limited Duration Income Portfolio, and $463,502, $456,926 and $502,268, respectively, was payable by the Tennessee Tax Exempt Bond Portfolio pursuant to the Agreement. The Adviser waived $72,002 and $78,469 of such fees payable for the fiscal year ended December 31, 1997 by the Limited Duration Income Portfolio and Tennessee Tax Exempt Bond Portfolio, respectively, resulting in net fees being paid to the Adviser of $424,931 by the Limited Duration Income Portfolio and $423,799 by the Tennessee Tax Exempt Bond Portfolio during 1997. For the period April 1, 1996 (commencement of operations) through December 31, 1996 and for the fiscal year ended December 31, 1997, $214,961 and $783,646, respectively, was payable by the Capital Growth Portfolio and $136,354 and $328,302, respectively, was payable by the Core Income Portfolio pursuant to the Agreement. The Adviser waived $141,465 and $55,665 of such fees payable for the fiscal year ended December 31, 1997 by the Capital Growth Portfolio and Core Income Portfolio, respectively, resulting in net fees being paid to the Adviser of $642,181 by the Capital Growth Portfolio and $272,637 by the Core Income Portfolio during 1997. For the fiscal years ended December 31, 1995, 1996 and 1997, $64,959, $74,618 and $80,064, respectively, was payable by the Prime Money Market Portfolio and $358,127, $459,479 and $474,129, respectively, was payable by the U.S. Treasury Money Market Portfolio pursuant to the Agreement. For the fiscal years ended December 31, 1995, 1996 and 1997, $97,438, $111,623 and $120,097, respectively, was payable by the Prime Money Market Portfolio to the Sub-Adviser. For the period February 27, 1997 (commencement of operations) through December 31, 1997, $332,185 was payable by the Dividend Growth Portfolio, $81,110 was payable by the Limited Duration U.S. Government Portfolio and $93,669 was payable by the Limited Duration Tennessee Tax Free Portfolio pursuant to the Agreement. The Adviser waived $65,601, $41,559 and $34,669 of such fees payable for the period ended December 31, 1997 by the Dividend Growth Portfolio, Limited Duration U.S. Government Portfolio and Limited Duration Tennessee Tax Free Portfolio, respectively, resulting in net fees being paid to the Adviser of $266,584 by the Dividend Growth Portfolio, $39,551 by the Limited Duration U.S. Government Portfolio and $59,000 by the Limited Duration Tennessee Tax Free Portfolio during 1997.

     ADMINISTRATION AGREEMENT. BISYS provides certain administrative services pursuant to the Administration Agreement (the "Administration Agreement") dated April 25, 1996 with the Fund. As to each Portfolio, the Administration Agreement will continue until April 25, 2001 and thereafter is subject to annual approval by (i) the Fund's Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Portfolio, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or BISYS, by vote cast in person at a meeting called for the purpose of voting such approval. The Administration Agreement was last approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of any party to the Administration Agreement, at a meeting held on February 11, 1997. As to each Portfolio, the Administration Agreement is terminable without penalty, at any time if for cause, by the Fund's Board of Directors or by vote of the holders of a majority of such Portfolio's outstanding voting securities, or, on not less than 90 days' notice, by BISYS. The Administration Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).

     As compensation for BISYS' services, the Fund has agreed to pay BISYS a monthly administration fee at the annual rate of .10 of 1% of the value of the Prime Money Market Portfolio's and U.S. Treasury Money Market Portfolio's average daily net assets and .15 of 1% of the value of each other Portfolio's average daily net assets. For the fiscal years ended December 31, 1995, 1996 and 1997, $147,468, $155,644 and $149,081, respectively, was payable to BISYS or the Portfolios' predecessor administrator during such periods by the Limited Duration Income Portfolio, and $139,051, $137,079 and $150,681, respectively, was payable to BISYS or the Portfolios' predecessor administrator by the Tennessee Tax Exempt Bond Portfolio pursuant to the Administration Agreement. For the period April 1, 1996 (commencement of operations) through December 31, 1996, and for the fiscal year ended December 31, 1997, $49,609 and $180,842, respectively, was payable by the Capital Growth Portfolio and $40,906 and $98,491, respectively, was payable by the Core Income Portfolio pursuant to the Administration Agreement. For the fiscal years ended December 31, 1995, 1996 and 1997, $64,959, $74,618 and $80,064, respectively, was payable to BISYS or the Portfolios' predecessor administrator during such periods by the Prime Money Market Portfolio and $143,251, $183,791 and $189,650, respectively, was payable to BISYS or the Portfolios' predecessor administrator by the U.S. Treasury Money Market Portfolio. For the period February 27, 1997 (commencement of operation) through December 31, 1997, $76,658 was payable to BISYS by the Dividend Growth Portfolio, $24,333 was payable to BISYS by the Limited Duration U.S. Government Portfolio and $28,101 was payable to BISYS by the Limited Duration Tennessee Tax Free Portfolio pursuant to the Administration Agreement. BISYS waived $17,844 and $20,607 of such fee payable by the Limited Duration U.S. Government Portfolio and Limited Duration Tennessee Tax Free Portfolio, respectively, resulting in net fees paid to BISYS of $6,489 by the Limited Duration U.S. Government Portfolio and $7,494 by the Limited Duration Tennessee Tax Free Portfolio during 1997.

     DISTRIBUTION AGREEMENT. BISYS acts as the exclusive distributor of each Portfolio's shares on a best efforts basis pursuant to a Distribution Agreement (the "Distribution Agreement") dated November 11, 1997, with the Fund. Shares are sold on a continuous basis by BISYS as agent, although BISYS is not obliged to sell any particular amount of shares. No compensation is payable by the Fund to BISYS for its distribution services.

     For the fiscal years ended December 31, 1995 and 1996, BISYS did not retain any amounts from sales loads on shares of any Portfolio. For the fiscal year ended December 31, 1997, BISYS retained $28,514 and re-allowed $28,434 to affiliated broker/dealers of the Fund from sales loads on Class A Shares.

     DISTRIBUTION PLAN. (Applicable only with respect to Class A Shares of each Portfolio other than the Prime Money Market Portfolio and U.S. Treasury Money Market Portfolio and Class B Shares of each Portfolio offering Class B Shares) Rule 12b-1 (the "Rule") adopted by the Securities and Exchange
Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Directors have adopted such a plan (the "Distribution Plan") with respect to Class A Shares of each Portfolio other than the Prime Money Market Portfolio and U.S. Treasury Money Market Portfolio and Class B Shares of each Portfolio offering Class B Shares pursuant to which each such Portfolio pays BISYS for advertising, marketing and distributing Class A Shares and Class B Shares at an annual rate of .25% and
 .75% of the value of Class A Shares and Class B Shares, respectively. The Fund's Directors believe that there is a reasonable likelihood that the Distribution Plan will benefit each such Portfolio and the holders of its Class A Shares and Class B Shares.

     A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Directors for their review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of the Class A Shares and Class B Shares may bear for distribution pursuant to the Distribution Plan without approval of such shareholders and that other material amendments of the Distribution Plan must be approved by the Board of Directors, and by the Directors who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Distribution Plan or in the related Distribution Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan and related agreements are subject to annual approval by such vote of the Directors cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan was last so approved on November 11, 1997. As to each Class, the Distribution Plan is terminable at any time by vote of a majority of the Directors who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in the Distribution Plan agreements or by vote of the holders of a majority of the Class A Shares or Class B Shares, as the case may be, voting separately as a Class. A Distribution Plan agreement is terminable without penalty, at any time, by such vote of the Directors, upon not more than 60 days' written notice to the parties to such agreement or by vote of the holders of a majority of the Portfolio's Class A Shares or Class B Shares, as the case may be, voting separately as a Class. A Distribution Plan agreement will terminate automatically, as to the relevant Class, in the event of its assignment (as defined in the 1940 Act).

     For the fiscal year ended December 31, 1997, with respect to Class A Shares pursuant to the Distribution Plan, $193,649 was payable by the Limited Duration Income Portfolio, of which amount BISYS waived receipt of $192,875, $189,842 was payable by the Tennessee Tax Exempt Bond Portfolio, of which amount BISYS waived receipt of $189,623, $46,847 was payable by the Limited Duration Tennessee Tax Free Portfolio, all of which was waived by BISYS, $88,282 was payable by the Dividend Growth Portfolio, of which amount BISYS waived receipt of $88,242, $214,963 was payable by the Capital Growth Portfolio, of which amount BISYS waived receipt of $214,887, $120,305 was payable by the Core Income Portfolio, of which amount BISYS waived receipt of $120,300, and $40,554 was payable by the Limited Duration U.S. Government Portfolio, all of which was waived by BISYS.

     SHAREHOLDER SERVICES PLAN. (Applicable only with respect to Class A Shares of the Prime Money Market Portfolio and U.S. Treasury Money Market Portfolio and Class B Shares of each Portfolio offering Class B Shares). The Fund's
Directors have adopted a shareholder services plan (the "Shareholder Services Plan") with respect to Class A Shares of the Prime Money Market Portfolio and U.S. Treasury Money Market Portfolio and Class B Shares of each Portfolio offering Class B Shares pursuant to which each such Portfolio pays BISYS for the provision of certain services to the holders of such shares at an annual rate of
 .25% of the value of the respective Class of shares. The Fund's Directors believe that there is a reasonable likelihood that the Shareholder Services Plan will benefit each such Portfolio and the holders of its Class A or Class B Shares, as the case may be.

     A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Directors for their review. In addition, the Shareholder Services Plan provides that material amendments of the Plan must be approved by the Board of Directors, and by the Directors who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Shareholder Services Plan or in the related Shareholder Services Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan and related agreements are subject to annual approval by such vote of the Directors cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was last so approved on November 11, 1997. The Shareholder Services Plan is terminable at any time by vote of a majority of the Directors who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in the Shareholder Services Plan agreements. A Shareholder Services Plan agreement is terminable without penalty, at any time, by such vote of the Directors. A Shareholder Services Plan agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     For the fiscal year ended December 31, 1997, fees paid pursuant to the Plan with respect to Class A Shares by the Prime Money Market Portfolio and U.S. Treasury Money Market Portfolio amounted to $93,044 and $201,894, respectively.

     EXPENSES. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by others. The expenses borne by the Fund include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser or BISYS or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory and administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of calculating the net asset value of each Portfolio's shares, costs of shareholders' reports and corporate meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Portfolio.


                        PURCHASE AND REDEMPTION OF SHARES


     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTIONS IN EACH PROSPECTUS ENTITLED "HOW TO BUY SHARES" AND "HOW TO REDEEM SHARES."

     TERMS OF PURCHASE. The Fund reserves the right to reject any purchase order and to change the amount of the minimum investment and subsequent purchases in the Portfolios.

     SALES LOADS. (Applicable to Class A Shares of each Portfolio other than the Prime Money Market Portfolio and U.S. Treasury Money Market Portfolio) The scale of sales loads applies to purchases of Class A Shares of each Portfolio other than the Prime Money Market Portfolio and U.S. Treasury Money Market Portfolio made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code")) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

     Set forth below are examples of the method of computing the offering price of the Class A Shares. The examples assume a purchase of Class A Shares of the indicated Portfolio aggregating less than $50,000 subject to the current schedule of sales charges set forth in the Portfolios' Prospectus for Class A Shares at a price based upon the net asset value of the Portfolio's Class A Shares on December 31, 1997:

CAPITAL GROWTH PORTFOLIO*:

         Net Asset Value per Share                           $12.80

         Per Share Sales Charge - 4.75%
            of offering price (4.99% of
            net asset value per share)                       $ 0.64
                                                             ------

         Per Share Offering Price to
            the Public                                       $13.44


DIVIDEND GROWTH PORTFOLIO*:

         Net Asset Value per Share                           $10.37

         Per Share Sales Charge - 4.75%
            of offering price (4.99% of
            net asset value per share)                       $ 0.52
                                                             ------

         Per Share Offering Price to
            the Public                                       $10.89

-----------
* Class A Shares of the Capital Growth Portfolio and Dividend Growth Portfolio purchased by shareholders beneficially owning Class A Shares of such Portfolios on September 30, 1997 are subject to a different sales load schedule, as described under "How to Buy Shares--Purchase Price" in the Portfolios' Prospectus for Class A Shares.


LIMITED DURATION INCOME PORTFOLIO:

         Net Asset Value per Share                           $ 9.99


         Per Share Sales Charge - 3.00%
            of offering price (3.09% of                      $ 0.31
                                                             ------
            net asset value per share)

         Per Share Offering Price to
            the Public                                       $10.30


LIMITED DURATION U.S. GOVERNMENT PORTFOLIO:

         Net Asset Value per Share                           $10.12

         Per Share Sales Charge - 3.00%
            of offering price (3.09% of                      $ 0.31
                                                             ------
            net asset value per share)

         Per Share Offering Price to
            the Public                                       $10.43



LIMITED DURATION TENNESSEE TAX FREE PORTFOLIO:

         Net Asset Value per Share                           $10.13

         Per Share Sales Charge - 3.00%
            of offering price (3.09% of                      $ 0.31
                                                             ------
            net asset value per share)

         Per Share Offering Price to
            the Public                                       $10.44


TENNESSEE TAX EXEMPT BOND PORTFOLIO:

         Net Asset Value per Share                           $10.18

         Per Share Sales Charge - 3.00%
            of offering price (3.09% of
            net asset value per share)                       $ 0.31
                                                             ------

         Per Share Offering Price to
            the Public                                       $10.49


CORE INCOME PORTFOLIO:

         Net Asset Value per Share                           $10.25

         Per Share Sales Charge - 3.00%
            of offering price (3.09% of
            net asset value per share)                       $ 0.32
                                                             ------

         Per Share Offering Price to
            the Public                                       $10.57

     "SWEEP" PROGRAM. (Applicable to the Prime Money Market Portfolio and U.S. Treasury Money Market Portfolio only) Shares of the Prime Money Market Portfolio and U.S. Treasury Money Market Portfolio may be purchased through the "sweep" program established by certain financial institutions under which a portion of their customers' accounts may be automatically invested in the Portfolio. The customer becomes the beneficial owner of specific shares of the Portfolio which may be purchased, redeemed and held by the financial institution in accordance with the customer's instructions and may fully exercise all rights as a shareholder. The shares will be held by BISYS Fund Services Ohio, Inc. (the "Transfer Agent") in book-entry form. A statement with regard to the customer's shares is generally supplied to the customer monthly, and confirmations of all transactions for the account of the customer ordinarily are available to the customer promptly on request. In addition, each customer is sent proxies, periodic reports and other information from the Fund with regard to shares of the Portfolios. The customer's shares are fully assignable and may be encumbered by the customer. The "sweep" agreement can be terminated by the customer at any time, without affecting its beneficial ownership of the shares.

     To obtain the benefits of this service, a customer typically is required to maintain a minimum balance subject to a monthly maintenance fee, or a higher minimum balance for which no monthly fee would be imposed. In either case, a penalty fee is imposed if the minimum should not be maintained. In general, the automatic investment in the Portfolio's shares occurs on the same day that withdrawals are made by the financial institution, at the next determined net asset value after the order is received.

     All agreements which relate to the service are with the financial institution. Neither BISYS nor the Fund is a party to any of those agreements and no part of the compensation received by the financial institution flows to the Fund or to BISYS or to any of their affiliates, either directly or indirectly. Further information concerning this program and any related charges or fees is provided by the financial institution prior to any purchase of the Portfolio's shares. Any fees charged by the financial institution effectively reduces the Portfolio's yield for those customers.

     REOPENING AN ACCOUNT. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

     STOCK CERTIFICATES; SIGNATURES. Any certificate representing Portfolio shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Fund's Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Signature-guaranties may not be provided by notaries public. If the signature is guaranteed by a broker or dealer, such broker or dealer must be a member of a clearing corporation and maintain net capital of at least $100,000. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature.

     REDEMPTION COMMITMENT. Each Portfolio has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

     SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closing), (b) when trading in the markets the Portfolio normally utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Portfolio's shareholders.

                        DETERMINATION OF NET ASSET VALUE


     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN EACH PROSPECTUS ENTITLED "HOW TO BUY SHARES."

     GENERAL. Expenses and fees, including the advisory fee and fees paid by Class A Shares and Class B Shares pursuant to the Distribution Plan or Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of the relevant Class of Portfolio shares.

     CAPITAL GROWTH PORTFOLIO AND DIVIDEND GROWTH Portfolio. Each of these Portfolios' securities, including covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York or at such other quoted market exchange rate as may be determined to be appropriate by the Adviser. Debt securities maturing in 60 days or less are carried at amortized cost, which approximates value, except where to do so would not reflect accurately their fair value, in which case such securities would be valued at their fair value as determined under the supervision of the Board of Directors. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Directors.

     Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Directors, are valued at fair value as determined in good faith by the Board of Directors. The Board of Directors will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Directors generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Directors if the Directors believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Directors.

     CORE INCOME PORTFOLIO, LIMITED DURATION INCOME PORTFOLIO AND LIMITED DURATION U.S. GOVERNMENT PORTFOLIO. Each of these Portfolios' investments are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Service") approved by the Board of Directors. The Service may use available market quotations, employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Board of Directors.

     TENNESSEE TAX EXEMPT BOND PORTFOLIO AND LIMITED DURATION TENNESSEE TAX FREE PORTFOLIO. Each of these Portfolios' investments are valued by the Service. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the Portfolio's securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Board of Directors.

     PRIME MONEY MARKET PORTFOLIO AND U.S. TREASURY MONEY MARKET PORTFOLIO. The valuation of each of these Portfolios' investment securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

     The Board of Directors has agreed, as a particular responsibility within the overall duty of care owed to each of these Portfolios' investors, to establish procedures reasonably designed to stabilize each such Portfolio's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Portfolio's investment holdings by the Board of Directors, at such intervals as it deems appropriate, to determine whether such Portfolio's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield data for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets will be valued at fair value as determined in good faith by the Board of Directors.

     The extent of any deviation between a Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board of Directors promptly will consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

                             PERFORMANCE INFORMATION


     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE RELEVANT PROSPECTUS ENTITLED "PERFORMANCE INFORMATION" OR "YIELD INFORMATION."

     Current yield is computed pursuant to a formula which operates as follows:
The amount of the Portfolio's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned by the Portfolio during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the maximum offering price per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.


     The current yield for Class A Shares of each indicated Portfolio for the 30-day period ended December 31, 1997 was as follows:


                                                              NET OF ABSORBED
NAME OF PORTFOLIO                       CURRENT YIELD            EXPENSES

Divided Growth Portfolio                    2.10%                   1.25%

Limited Duration U.S.
   Government Portfolio                     5.46%                   4.90%

Limited Duration Income
   Portfolio                                5.92%                   5.21%

Limited Duration Tennessee
  Tax Free Portfolio                        3.78%                   3.30%

Core Income Portfolio                       5.89%                   5.18%

Tennessee Tax Exempt Bond
   Portfolio                                4.14%                   3.44%


     Based upon a combined 1997 Federal and Tennessee income tax rate of 39.78% and 40.89%, the tax equivalent yield for Class A Shares of the Limited Duration Tennessee Tax Free Portfolio and Tennessee Tax Exempt Bond Portfolio, respectively, for the 30-day period ended December 31, 1997 was as follows:



 NAME OF PORTFOLIO                 TAX EQUIVALENT            NET OF ABSORBED
                                      YIELD                    EXPENSES


Limited Duration Tennessee
  Tax Free Portfolio                  6.28%                      5.48%


Tennessee Tax Exempt
   Bond Portfolio                     7.00%                      5.82%



     Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax exempt.


     The tax equivalent yield quoted above represents the application of the highest Federal and State of Tennessee marginal personal income tax rates presently in effect. For Federal personal income tax purposes, a 39.6% tax rate has been used. For Tennessee personal income tax purposes, a 6.0% tax rate has been used. For the fiscal period ended December 31, 1997, 78.5% of the Tennessee Tax Exempt Bond Portfolio's assets and 96.95% of the Limited Duration Tennessee Tax Free Portfolio's assets were invested in Tennessee Municipal Obligations, which reduced the effect of the State's tax rate to 1.29% and 0.19%, respectively. The tax equivalent figure, however, does not include the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yield. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.


     Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class's average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or, in the case of Class B, the maximum applicable contingent deferred sales charge ("CDSC") has been paid upon redemption at the end of the period.

     The average annual total return for Class A Shares of each Portfolio for the indicated period ended December 31, 1997 was as follows:

NAME OF PORTFOLIO                           1-YEAR         5-YEARS     10-YEARS

Capital Growth Portfolio(1)                 24.62%         15.41%      13.43%

Dividend Growth Portfolio(1)                26.22%         14.36%      13.44%

Limited Duration U.S. Government
     Portfolio(1)                            2.97%          4.45%       6.50%

Limited Duration Income Portfolio            3.26%          4.79%(2)     N/A

Limited Duration Tennessee
     Tax Free Portfolio(1)                   2.22%          3.24%       4.73%

Core Income Portfolio(1)                     5.40%          5.69%       7.36%

Tennessee Tax Exempt Bond
     Portfolio                               3.87%          3.78%(2)     N/A


---------------------
1 The Capital Growth Portfolio and Core Income Portfolio commenced operations on April 1, 1996, and the Dividend Growth Portfolio, Limited Duration Tennessee Tax Free Portfolio and Limited Duration U.S. Government Portfolio commence operations on February 28, 1997, through a transfer of assets from common trust funds managed by the Adviser, using substantially the same investment objective, policies, restrictions and methodologies as the corresponding Portfolio. The performance information set forth above for each such Portfolio includes the performance of its predecessor common trust fund for the period prior to the commencement of operations of the Portfolio, as adjusted to reflect the maximum operating expenses that may be charged Class A Shares of the respective Portfolio. The common trust funds did not charge any expenses. This performance information is not necessarily indicative of the future performance of a Portfolio. Because each Portfolio is actively managed, its investments will vary from time to time and will not be identical to the past portfolio investments of the predecessor. Moreover, the predecessor common trust funds were not registered under the 1940 Act and therefore were not subject to certain investment restrictions that are imposed by the 1940 Act, which, if imposed, could have adversely affected the common trust funds' performance.


2 For the period March 28, 1994 (commencement of operations) through December 31, 1997.

     Total return is calculated by subtracting the amount of the maximum offering price per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable
CDSC), and dividing the result by the maximum offering price per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period for Class A Shares or without giving effect to any applicable CDSC at the end of the period for Class B Shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A Shares or any applicable CDSC with respect to Class B Shares, which, if reflected, would reduce the performance quoted.

     The total return for Class A Shares of each Portfolio for the period from commencement of operations of the Portfolio through December 31, 1997 was as follows:


                                   BASED ON MAXIMUM            BASED ON NET
NAME OF PORTFOLIO                   OFFERING PRICE             ASSET VALUE
                                      PRICE

Capital Growth Portfolio(1)            41.00%                    48.06%

Dividend Growth Portfolio(2)           18.29%                    24.20%

Limited Duration U.S.
   Government Portfolio(2)              2.37%                     5.54%

Limited Duration Income
   Portfolio(3)                        21.42%                    23.98%

Limited Duration Tennessee
   Tax Free Portfolio(2)                1.13%                     4.26%

Core Income Portfolio(1)                9.74%                    13.14%

Tennessee Tax Exempt Bond
   Portfolio(3)                        16.32%                    19.92%


-----------------------

1 For the period from April 1, 1996 (commencement of operations) through December 31, 1997.

2 For the period from February 28, 1997 (commencement of operations) through December 31, 1997.

3 For the period from March 28, 1994 (commencement of operations) through December 31, 1997.



     For the seven-day period ended December 31, 1997, the Prime Money Market Portfolio's yield was 5.10% for Class A Shares and 5.35% for Trust Shares, and its effective yield was 5.22% for Class A Shares and 5.48% for Trust Shares. The U.S. Treasury Money Market Portfolio's yield for such period was 4.82% for Class A Shares and 5.07% for Trust Shares, and its effective yield was 4.93% for Class A Shares and 5.19% for Trust Shares. Yield will be computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Portfolio account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Portfolio's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective annualized yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


     Yields will fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments held, their maturity and operating expenses. An investor's principal in the Portfolio is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which each Portfolio's price per share is determined.


     From time to time, advertising materials for a Portfolio may refer to or discuss current or past business, political, economic or financial conditions, such as U.S. monetary or fiscal policies and actual or proposed tax legislation. In addition, from time to time, advertising materials for a Portfolio may include information concerning retirement and investing for retirement, average life expectancy and pension and social security benefits.


     No performance figures are provided for Class B Shares which had not been offered as of the date of the financial information.


                        DIVIDENDS, DISTRIBUTION AND TAXES


     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN EACH PROSPECTUS ENTITLED "DIVIDENDS, DISTRIBUTIONS AND TAXES."


     The Adviser believes that each Portfolio qualified as a "regulated investment company" under the Code for the fiscal year ended December 31, 1997. Each Portfolio intends to continue to so qualify if such qualification is in the best interests of its shareholders. To qualify as a regulated investment company, the Portfolio must pay out to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and net short-term capital gain), and must meet certain asset diversification and other requirements. Qualification as a regulated investment company relieves the Portfolio from any liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense although taxable as stated in "Dividends, Distributions and Taxes" in the Prospectus. In addition, the Code provides that if a shareholder holds shares for six months or less and has received a capital gain dividend with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain dividend received.

     Depending upon the composition of a Portfolio's income, the entire amount or a portion of the dividends paid by the Portfolio from net investment income may qualify for the dividends received deduction allowable to qualifying U.S. corporate shareholders ("dividends received deduction"). In general, dividend income from a Portfolio distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that such Portfolio's income consists of dividends paid by U.S. corporations. However,
Section 246(c) of the Code generally provides that if a qualifying corporate shareholder has disposed of Portfolio shares held for less than 46 days, which 46 days generally must be during the 90-day period commencing 45 days before the shares become ex-dividend, and has received a dividend from net investment income with respect to such shares, the portion designated by the Portfolio as qualifying for the dividends received deduction will not be eligible for such shareholder's dividends received deduction. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Portfolio shares.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial futures and options, and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of the gain realized from the disposition of market discount bonds will be treated as ordinary income under
Section 1276 of the Code. A market discount bond is defined as any bond purchased by a Portfolio after April 30, 1993, and after its original issuance, at a price below its face or accredited value. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, any gain or loss realized by the Portfolio from certain financial futures and options transactions (other than those taxed under Section 988 of the Code) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures or options remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.

     Offsetting positions held by a Portfolio involving financial futures and options may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Sections 988 and 1256 of the Code. If the Portfolio was treated as entering into straddles by reason of its futures or options transactions, such straddles could be characterized as "mixed straddles" if the futures or options transactions comprising such straddles were governed by Section 1256. The Portfolio may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Portfolio may differ. If no election is made, to the extent the straddle rules apply to positions established by the Portfolio, losses realized by the Portfolio will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be treated as short-term capital gain or ordinary income.

     The Taxpayer Relief Act of 1997 included constructive sale provisions that generally will apply if a Portfolio either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") respecting the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as or substantially identical to the underlying property. In each instance, with certain exceptions, the Portfolio generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Portfolio enters into the financial position or acquires the property, respectively. Transactions that are identified hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.

     Investment by a Portfolio in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing such Portfolio to recognize income prior to the receipt of cash payments. For example, the Portfolio could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued each year and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Portfolio may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

                             PORTFOLIO TRANSACTIONS

     GENERAL. Transactions are allocated to various dealers by the Portfolios' investment personnel in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected to act on an agency basis for research, statistical or other services to enable the Adviser to supplement its own research and analysis with the views and information of other securities firms. No brokerage commissions have been paid to date, except as noted below.

     To the extent research services are furnished by brokers through which the Portfolio effects securities transactions, the Adviser may use such information in advising other funds or accounts it advises and, conversely, to the extent research services are furnished to the Adviser by brokers in connection with other funds or accounts the Adviser advises, the Adviser also may use such information in advising the Portfolios. Although it is not possible to place a dollar value on these services, if they are provided, it is the opinion of the Adviser that the receipt and study of any such services should not reduce the overall expenses of its research department.

     CAPITAL GROWTH PORTFOLIO AND DIVIDEND GROWTH Portfolio. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more clients the Adviser might advise being engaged simultaneously in the purchase or sale of the same security. Portfolio turnover may vary from year to year, as well as within a year. It is anticipated that in any fiscal year, the turnover rate for each of these Portfolios generally should be less than 100%. Higher turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

     When transactions are executed in the over-the-counter market, the Adviser will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

     The Fund's Board of Directors has determined, in accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, that any portfolio transaction for the Portfolio may be executed by certain brokers that are affiliates of the Adviser when such broker's charge for the transaction does not exceed the usual and customary level.


     For the period April 1, 1996 (commencement of operations) through December 31, 1996 and for the fiscal year ended December 31, 1997, the Capital Growth Portfolio paid total brokerage commissions of $88,860 and $360,208, respectively, none of which was paid to affiliates of the Adviser or BISYS. For the period February 27, 1997 (commencement of operations) through December 31, 1997, the Dividend Growth Portfolio paid total brokerage commissions of $166,678, none of which was paid to affiliates of the Adviser or BISYS. There were no gross spreads or concessions on principal transactions for the periods.


     CORE INCOME PORTFOLIO, LIMITED DURATION INCOME PORTFOLIO, TENNESSEE TAX EXEMPT BOND PORTFOLIO, LIMITED DURATION TENNESSEE TAX FREE PORTFOLIO, LIMITED DURATION U.S. GOVERNMENT PORTFOLIO, PRIME MONEY MARKET PORTFOLIO AND U.S. TREASURY MONEY MARKET PORTFOLIO. Purchases and sales of portfolio securities usually are principal transactions. Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or market maker. Usually no brokerage commissions are paid by the Portfolio for such purchases and sales. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of securities from market makers may include the spread between the bid and asked price.

                        INFORMATION ABOUT THE PORTFOLIOS

     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PORTFOLIOS' PROSPECTUS ENTITLED "GENERAL INFORMATION."

     Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, the Rule exempts the election of directors from the separate voting requirements of the Rule.

     Each Portfolio will send annual and semi-annual financial statements to all its shareholders.



     As of March 27, 1998, the following shareholders owned of record 5% or more of the outstanding shares of the indicated Portfolio and Class:


                                                      PERCENT OF
                                                      TOTAL SHARES
NAME AND ADDRESS                                      OF CLASS OUTSTANDING


CAPITAL GROWTH PORTFOLIO:


JC Bradford Company                                   27.26% (Class A Shares)
F/B/O Robert Jernigan
330 Commerce Street
Nashville, TN 37201

FTC & Company                                         21.61% (Class A Shares)
Attn: Datalynx No. 106
P.O. Box 173736
Denver, CO 80217

BHC Securites, Inc.                                   6.14% (Class A Shares)
Attn: Cash Sweeps Dept.                               64.21% (Class B Shares)
2005 Market Street, 12th Floor
Philadelphia, PA 19103

First American National Bank                          6.05% (Class A Shares)
Attn:  AmeriStar Investment Management                98.32% (Trust Shares)
         and Trust
800 First American Center
Nashville, TN  37237

CORE INCOME PORTFOLIO:

First American National Bank                          80.76% (Class A Shares)
Attn: AmeriStar Investment Management                 99.99% (Trust Shares)
          and Trust
800 First American Center
Nashville, TN 37237

BHC Securities, Inc.                                  19.23% (Class A Shares)
Attn: Cash Sweeps Dept.                               91.69% (Class B Shares)
2005 Market Street, 12th Floor
Philadelphia, PA 19103

DIVIDEND GROWTH PORTFOLIO:

BHC Securities, Inc.                                  44.30% (Class A Shares)
Attn: Cash Sweeps Dept.                               68.93% (Class B Shares)
2005 Market Street, 12th Floor
Philadelphia, PA 19103

First American National Bank                          17.67% (Class A Shares)
Attn:  AmeriStar Investment Management                98.71% (Trust Shares)
         and Trust
800 First American Center
Nashville, TN  37237

LIMITED DURATION INCOME PORTFOLIO:

FTC & Company                                         54.74% (Class A Shares)
Attn: Datalynx No. 106
P.O. Box 173736
Denver, CO 80217

CoreLink Financial Inc.                               38.29% (Class A Shares)
1855 Gateway Blvd. Suite 500
P.O. Box 4054
Concord, CA 94520

BHC Securities, Inc.                                  97.47% (Class B Shares)
Attn: Cash Sweeps Dept.
2005 Market Street, 12th Floor
Philadelphia, PA 19103


First American National Bank                          99.99% (Trust Shares)
Attn:  AmeriStar Investment Management
         and Trust
800 First American Center
Nashville, TN  37237

LIMITED DURATION U.S. GOVERNMENT PORTFOLIO:


First American National Bank                          95.96% (Class A Shares)
Attn:  AmeriStar Investment Management
         and Trust
800 First American Center
Nashville, TN  37237

BHC Securities, Inc.                                  99.98% (Class B Shares)
Attn: Cash Sweeps Dept.
2005 Market Street, 12th Floor
Philadelphia, PA 19103


LIMITED DURATION TENNESSEE TAX FREE PORTFOLIO:

First American National Bank                          99.96% (Class A Shares)
Attn:  AmeriStar Investment Management
         and Trust
800 First American Center
Nashville, TN  37237


BHC Securities, Inc.                                  99.99% (Class B Shares)
Attn: Cash Sweeps Dept.
2005 Market Street, 12th Floor
Philadelphia, PA 19103



TENNESSEE TAX EXEMPT BOND PORTFOLIO:

JC Bradford Company                                  29.60% (Class A Shares)
F/B/O Robert Jernigan
330 Commerce Street
Nashville, TN 37201


BHC Securities, Inc.                                  22.73% (Class A Shares)
Attn: Cash Sweeps Dept.                               99.99% (Class B Shares)
2005 Market Street, 12th Floor
Philadelphia, PA 19103

CoreLink Financial Inc.                               19.32% (Class A Shares)
1855 Gateway Blvd. Suite 500
P.O. Box 4054
Concord, CA 94520

First American National Bank                           8.12% (Class A Shares)
Attn: AmeriStar Investment Management and Trust       96.86% (Trust Shares)
800 First American Center
Nashville, TN 37237

PRIME MONEY MARKET PORTFOLIO:

BHC Securities, Inc.                                  51.68% (Class A Shares)
Attn: Cash Sweeps Dept.
2005 Market Street
Philadelphia, PA 19103

First American National Bank                         46.60% (Class A Shares)
Attn: AmeriStar Investment Management & Trust        94.74% (Trust Shares)
800 First American Center
Nashville, TN 37237

U.S. TREASURY MONEY MARKET PORTFOLIO:

First American National Bank                         54.07% (Class A Shares)
Attn: AmeriStar Investment                           97.67% (Trust Shares)
        Management & Trust
800 First American Center
Nashville, TN 37237

Hare & Co.                                           37.76% (Class A Shares)
c/o The Bank of New York
Attn: Stif/Master Note
One Wall Street
New York, NY 10286


     A shareholder who beneficially owns, directly or indirectly, more than 25% of a Portfolio's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Portfolio.

           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                            AND INDEPENDENT AUDITORS

     The Bank of New York, 90 Washington Street, New York, New York 10286, acts as custodian of each Portfolio's investments. BISYS Fund Services Ohio, Inc., an affiliate of BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, acts as the Fund's transfer and dividend disbursing agent. Under the transfer agency agreement with the Fund, the Transfer Agent maintains shareholder account records for the Fund, handles certain communications between shareholders and the Fund and pays dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee compiled on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. Neither The Bank of New York nor BISYS Fund Services Ohio, Inc. has any part in determining the investment policies of any Portfolio or which securities are to be purchased or sold by a Portfolio.

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of Common Stock being sold pursuant to each Prospectus.


     KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio 43215, independent auditors, has been selected as each Portfolio's auditors.



                              FINANCIAL STATEMENTS

     The Portfolios' Annual Report to Shareholders for the fiscal year ended December 31, 1997 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.

                                    APPENDIX

     Description of certain ratings assigned by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch IBCA, Inc. ("Fitch"), Duff & Phelps Credit Rating Co. ("Duff") and Thomson BankWatch, Inc. ("BankWatch"):

S&P

BOND RATINGS

                                       AAA

     Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

     Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                        A

     Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                       BBB

     Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                                       BB

     Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

     S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

 COMMERCIAL PAPER RATING

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's

BOND RATINGS

                                       Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

     Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

COMMERCIAL PAPER RATING

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or relating supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

BOND RATINGS

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                       AAA

     Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

     Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                        A

     Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                       BBB

     Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                       BB

     Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

     EXCEPTIONALLY STRONG CREDIT QUALITY. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                       F-1

     VERY STRONG CREDIT QUALITY. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                       F-2

     GOOD CREDIT QUALITY. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

Duff

BOND RATINGS

                                       AAA

     Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                       AA

     Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                        A

     Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                       BBB

     Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

                                       BB

     Bonds rated BB are below investment grade but are deemed by Duff as likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

     Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

COMMERCIAL PAPER RATING

                  The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

BankWatch
COMMERCIAL PAPER AND SHORT-TERM OBLIGATIONS

     The rating TBW-1 is the highest short-term obligation rating assigned by BankWatch. Obligations rated TBW-1 are regarded as having the strongest capacity for timely repayment. Obligations rated TBW-2 are supported by a strong capacity for timely repayment, although the degree of safety is not as high as for issues rated TBW-1.


INTERNATIONAL AND U.S. BANK RATINGS

     In addition to its ratings of short-term obligations, BankWatch assigns a rating to each issuer it rates, in gradations of A through E. BankWatch examines all segments of the organization, including, where applicable, the holding company, member banks or associations, and other subsidiaries. In those instances where financial disclosure is incomplete or untimely, a qualified rating (QR) is assigned to the institution. BankWatch also assigns, in the case of foreign banks, a country rating which represents an assessment of the overall political and economic stability of the country in which the bank is domiciled.

                            PART C. OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)          Financial Statements:

                     Included in Part A of the Registration Statement:

                              Financial Highlights for each of the periods
                                 indicated in the Annual Report.

                     Included in Part B of the Registration Statement:

                              Schedules of Portfolio Investments for each of the
                                 periods indicated in the Annual Report.*

                              Statements of Assets and Liabilities for each of
                                 the periods indicated in the Annual Report.*

                              Statements of Operations for each of the periods
                                 indicated in the Annual Report.*

                              Statements of Changes in Net Assets for each of
                                 the periods indicated in the Annual Report.*

                              Notes to Financial Statements.*

                              Report of KPMG Peat Marwick LLP, Independent
                                 Auditors.*

-------------------------
*        Incorporated by reference to the Registrant's Annual
         Report to Shareholders.


         (b)      Exhibits:

                  (1) (a) Articles of Incorporation are incorporated by reference to Exhibit (1) of the Registration Statement on Form N-1A, filed on March 29, 1990.

                      (b) Articles of Amendment are incorporated by reference to Exhibit (1)(b) of Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on June 22, 1990.

                      (c) Articles Supplementary dated October 16, 1990 are incorporated by reference to Exhibit(1)(c) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on October 25, 1990.

                      (d) Articles Supplementary dated January 9, 1992 are incorporated by reference to Exhibit
                                    (1)(d) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on January 17, 1992.

                      (e) Articles Supplementary dated February 15, 1994 are incorporated by reference to Exhibit
                                   (1)(e) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on February 10, 1994.

                      (f) Articles of Amendment are incorporated by reference to Exhibit (1)(f) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on April 30, 1996.

                      (g) Articles Supplementary dated February 24, 1997 are incorporated by reference to Exhibit (1)(g) of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A, filed on February 27, 1997.

                      (h) Articles of Amendment are incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed March 31, 1998.

                      (i) Articles Supplementary are incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed March 31, 1998.

                  (2)      By-Laws are incorporated by reference to Exhibit
                           (2) of Pre-Effective Amendment No. 3 to the
                           Registration Statement on Form N-1A, filed on June 22, 1990.

                  (4) Specimen copies of stock certificates are incorporated by reference to Exhibit (4) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on June 7, 1991.

                  (5)      (a)(i)     Investment Advisory Agreement between
                                      the Registrant and Mitchell Hutchins
                                      Asset Management Inc. is incorporated by reference to Exhibit (5)(b)(iii) of
                                      Post-Effective Amendment No. 6 to the
                                      Registration Statement on Form N-1A,
                                      filed on June 7, 1991.

                           (a)(ii)    Investment Advisory Agreement
                                      between Registrant and First
                                      American National Bank is incorporated
                                      by reference to Post-Effective Amendment
                                      No. 31 to the Registration Statement on
                                      Form N-1A, filed on February 27, 1997.

                            (b)(i) Sub-Investment Advisory Agreement among Registrant, First American National Bank and Barnett Banks and Trust Company, N.A. is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on February 10, 1994.

                            (c)       Administration Agreement between
                                      Registrant and BISYS Fund Services
                                      Limited Partnership dated April 25,
                                      1996, as revised February 11, 1997,
                                      is incorporated by reference to
                                      Post-Effective Amendment No. 31 to the
                                      Registration Statement on Form N-1A, filed on February 27, 1997.

                          (6)(a)      Distribution Agreement between
                                      Registrant and BISYS Fund Services
                                      Limited Partnership dated February 11,
                                      1997 is incorporated by reference to
                                      Post-Effective Amendment No. 31 to the
                                      Registration Statement on Form N-1A, filed on February 27, 1997.

                            (b)(i) Form of Plan Agreement, with respect to Registrant's Correspondent Cash Reserves Money Market Portfolio and Correspondent Cash Reserves Tax Free Money Market Portfolio, is incorporated by reference to Exhibit (6)(b) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on June 7, 1991.

                            (b)(ii)   Distribution Plan Agreement, with
                                      respect to Registrant's AmeriStar
                                      Portfolios, is incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A, filed on February 27, 1997.

                         (8)(a) Custody and Fund Accounting Agreement with The Bank of New York is incorporated by reference to
                                      Exhibit (8)(a) of Pre-Effective
                                      Amendment No. 3 to the Registration
                                      Statement on Form N-1A, filed on June
                                      22, 1990.

                            (b)      Form of Foreign Sub-Custodian
                                     Agreement is incorporated by
                                     reference to Post-Effective
                                     Amendment No. 22 to the Registration
                                     Statement on Form N-1A, filed on
                                     February 10, 1994.

                         (9)(a) Special Management Services Agreement among the Registrant, Mitchell Hutchins Asset Management Inc. and Concord Holding Corporation is incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on June 7, 1991.

                            (b) Form of Shareholder Services Agreement is incorporated by reference to Exhibit (5)(e) of Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on June 22, 1990.

                            (c) Shareholder Services Plan, with respect to Registrant's AmeriStar Portfolios, is incorporated by reference to Exhibit(9)
                                     (c) of Post-Effective Amendment No. 35
                                     to the Registration Statement on Form
                                     N-1A, filed on January 30, 1998.

                           (11)      Consent of Independent Auditors.

                        (15)(a) Plan of Distribution pursuant to Rule 12b-1, with respect to Registrant's Correspondent Cash Reserves Money Market Portfolio and Correspondent Cash
                                     Reserves Tax Free Money Market Portfolio, is incorporated by reference to Exhibit
                                     (15) of Post-Effective Amendment No. 6
                                     to the Registration Statement on Form
                                     N-1A, filed on June 7, 1991.


                             (b)     Distribution Plan pursuant to Rule
                                     12b-1, with respect to Registrant's
                                     AmeriStar Portfolios, is incorporated by reference to Exhibit (15)(b) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on January 30, 1998.

                         (16) Computations of Performance Information are incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on May 1, 1995.

                         (17)        Financial Data Schedules are
                                     incorporated by reference to
                                     Registrant's Annual Report on Form N-SAR filed on or about February 27, 1997 and Semi-Annual Report on Form N-SAR filed on or about August 28, 1997.

                         (18)(a)     Rule 18f-3 Plan for Registrant's
                                     CCR Portfolios is incorporated by
                                     reference to Post-Effective Amendment
                                     No. 25 to the Registration Statement on
                                     Form N-1A, filed on May 1, 1995.

                            (b)      Rule 18f-3 Plan for Registrant's
                                     AmeriStar Non-Money Market Portfolios is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A, filed on November 18, 1997.

                            (c)      Rule 18f-3 Plan for Registrant's
                                     AmeriStar Money Market Portfolios, is
                                     incorporated by reference to Exhibit (18)
                                     (c) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on January 30, 1998.

         Other Exhibit:  (i)         Certificate of Corporate Secretary is
                                     incorporated by reference to Other
                                     Exhibit of Pre-Effective Amendment
                                     No. 3 to the Registration Statement
                                     on Form N-1A, filed on June 22,
                                     1990.


                          (ii) Powers of Attorney are incorporated by reference to Pre-Effective Amendment No. 1 and Post-Effective Amendment No. 8 to the Registration Statement on Form
                                     N-1A, filed on May 23, 1990 and November
                                     15, 1991, respectively.

Item 25. Persons Controlled By or Under Common Control with Registrant

                  Not applicable.


Item 26.          Number of Holders of Securities

                 (1)                        (2)


                                       Number of Record
                                         Holders as of
           Title of Class               March 2, 1998


         Common Stock, par value
             $.001 per share

           Correspondent Cash Reserves
             Money Market Portfolio                50,148

           Correspondent Cash Reserves Tax
             Free Money Market Portfolio            1,826

           AmeriStar Prime Money Market Portfolio


             --Trust Shares                           2
             --Class A Shares                        18
             --Class B Shares                         0

           AmeriStar Capital Growth Portfolio

             --Trust Shares                           7
             --Class A Shares                         6
             --Class B Shares                         -

          AmeriStar Core Income
             Portfolio

             --Trust Shares                           4
             --Class A Shares                         3
             --Class B Shares                         -

           AmeriStar Limited
             Duration Income Portfolio

             --Trust Shares                           4
             --Class A Shares                        13
             --Class B Shares                        --

           AmeriStar Tennessee Tax Exempt
             Bond Portfolio

             --Trust Shares                           4
             --Class A Shares                        24
             --Class B Shares                        --


           AmeriStar U.S. Treasury Money
             Market Portfolio


             --Trust Shares                           2
             --Class A Shares                        11


           AmeriStar Dividend Growth Portfolio


             --Trust Shares                           4
             --Class A Shares                        29
             --Class B Shares                        --


           AmeriStar Limited Duration U.S.
             Government Portfolio


             --Trust Shares                           0
             --Class A Shares                         4
             --Class B Shares                        --

           AmeriStar Limited Duration Tennessee
             Tax Free Portfolio


             --Trust Shares                           0
             --Class A Shares                         4
             --Class B Shares                        --


Item 27.            Indemnification

               Reference is made to Article SEVENTH of the Registrant's Articles of Incorporation filed as Exhibit 1 to the Registration Statement, filed on March 29, 1990, and to Section 2-418 of the Maryland General Corporation Law. The application of these provisions is limited by Article VIII of the Registrant's By-Laws filed as Exhibit 2 to Pre-Effective Amendment No. 3 to the Registration Statement, filed on June 22, 1990, and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

               Reference also is made to the Distribution Agreement filed as
Exhibit 6(a) hereto.

Item 28(a).  Business and Other Connections of Investment Adviser

               (i) Registrant is fulfilling the requirement of this Item 28(a) to provide a list of the officers and directors of Mitchell Hutchins Asset Management Inc., the investment adviser of the Registrant's Correspondent Cash Reserves Money Market Portfolio, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Mitchell Hutchins Asset Management Inc. or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by the Mitchell Hutchins Asset Management Inc. (SEC File No. 801-13219).

               (ii) First American National Bank, the investment adviser of the Registrant's AmeriStar Portfolios, is a wholly-owned subsidiary of First American Corporation, a registered bank holding company. To the knowledge of the Registrant, none of the directors or executive officers of First American National Bank, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and executive officers of First American National Bank also hold or have held various positions with bank and non-bank affiliates of First American National Bank, including First American Corporation.


                                                                                         Principal Occupation or
                                                                                            Other Employment of a
                                                     Position with                             Substantial
Name                                                    Adviser                                  Nature

Samuel E. Beale, III                                 Director                           President and Chief
                                                                                        Executive Officer of
                                                                                        Morrison Restaurants,
                                                                                        Inc.

Dennis C. Bottorff                                   Director and                       President and Chief
                                                     Chief Executive                    Executive Officer of
                                                     Officer                            First American
                                                                                        Corporation

Earnest W. Deavenport, Jr.                           Director                           Group Vice President of
                                                                                        Eastman Kodak Company
Reginald D. Dickson                                  Director                           President Emeritus of
                                                                                        INROADS, Inc.
T. Scott Fillebrown                                  Director                           Private Investor

James A. Haslam, II                                  Director                           President and Chief
                                                                                        Executive Officer of
                                                                                        Pilot Corporation
Martha R. Ingram                                     Director                           Director of Public
                                                                                        Affairs of Ingram
                                                                                        Industries, Inc.
Walter D. Knestrick                                  Director                           Chairman of the Board
                                                                                        of Walter Knestrick
                                                                                        Contractor, Inc.
Gene C. Koonce                                       Director                           President and Chief
                                                                                        Executive Officer of
                                                                                        United Cities Gas
                                                                                        Company
James R. Martin                                      Director                           Chairman and Chief
                                                                                        Executive Officer of
                                                                                        PlastiLine, Inc.
William O. McCoy                                     Director                           Vice Chairman of the
                                                                                        Board of BellSouth
                                                                                        Corporation
Dale W. Polley                                       Director, Vice                     Vice Chairman and Chief
                                                     Chairman and                       Administrative Officer
                                                     Chief                              of First American
                                                     Administrative                     Corporation
                                                     Officer
Toy F. Reid                                          Director                           Retired Executive Vice
                                                                                        President of Eastman
                                                                                        Kodak Company
Roscoe R. Robinson                                   Director                           Vice Chancellor for
                                                                                        Health Affairs of
                                                                                        Vanderbilt University
                                                                                        Medical Center
James F. Smith                                       Director                           Chairman of the Board
                                                                                        of First American
                                                                                        Corporation
Cal Turner, Jr.                                      Director                           Chairman and Chief
                                                                                        Executive Officer of
                                                                                        Dollar General
                                                                                        Corporation
David K. Wilson                                      Director                           Chairman of the Board
                                                                                        of Cherokee Equity
                                                                                        Corporation
Toby S. Wilt                                         Director                           President of TSW
                                                                                        Investment Company
William S. Wire, II                                  Director                           Chairman of the Board
                                                                                        of Genesco, Inc.
James C. Armistead, Jr.                              Executive Vice                     None
                                                     President

John W. Boyle, Jr.                                   President,                         None
                                                     Corporate Bank

R. Booth Chapman                                     Executive Vice                     None
                                                     President

Emery F. Hill                                        Executive Vice                     None
                                                     President

Dennis J. Hooks                                      Executive Vice                     None
                                                     President

Rufus B. King                                        Executive Vice                     None
                                                     President

John W. Logan                                        Executive Vice                     None
                                                     President

Robert A. McCabe, Jr.                                President,                         None
                                                     General Bank

Robert E. McNeilly, Jr.                              President and                      None
                                                     Chief Executive
                                                     Officer, First
                                                     American Trust
                                                     Company, N.A.

Martin E. Simmons                                    Executive Vice                     None
                                                     President,
                                                     General Counsel
                                                     and Corporate
                                                     Secretary

Terry S. Spencer                                     Executive Vice                     None
                                                     President

Jonn W. Smithwick                                    Executive Vice                     None
                                                     President

M. Terry Turner                                      Executive Vice                     None
                                                     President

Alexander P. Waddell, IV                             Senior Vice                        None
                                                     President and
                                                     Treasurer



Item 29.  Principal Underwriters

               (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

                           American Performance Funds
                              AmSouth Mutual Funds
                              The ARCH Fund, Inc.
                          The BB&T Mutual Funds Group
                               The Coventry Group
                     The Empire Builder Tax Free Bond Fund
                           ESC Strategic Funds, Inc.
                                The Eureka Funds
                             Fountain Square Funds
                             Hirtle Callaghan Trust
                              HSBC Family of Funds
                        The Infinity Mutual Funds, Inc.
                              INTRUST Funds Trust
                                 The Kent Funds
                                  Magna Funds
                            Meyers Investment Trust
                            MMA Praxis Mutual Funds
                                M.S.D.&T. Funds
                             Pacific Capital Funds
                            Parkstone Group of Funds
                          The Parkstone Advantage Fund
                                 Pegasus Funds
                            The Republic Funds Trust
                       The Republic Advisors Funds Trust
                           The Riverfront Funds, Inc.
                     SBSF Funds, Inc. dba Key Mutual Funds
                                  Sefton Funds
                               The Sessions Group
                            Summit Investment Trust
                            Variable Insurance Funds
                             The Victory Portfolios
                           The Victory Variable Funds
                           Vintage Mutual Funds, Inc.

     (b) The information required by this Item 29(b) regarding each director or officer of BISYS Fund Services Limited Partnership is incorporated by reference to Schedule A of Form BD filed pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-32480).

Item 30.  Location of Accounts and Records

          1.       BISYS Fund Services Ohio, Inc.
                   3435 Stelzer Road
                   Columbus, Ohio 43219-3035

          2.       The Bank of New York
                   90 Washington Street
                   New York, New York  10015

          3.       First American National Bank
                   315 Deaderick Street
                   Nashville, Tennessee 37238

          4.       Mitchell Hutchins Asset Management Inc.
                   1285 Avenue of the Americas
                   New York, New York  10019


Item 31. Management Services

               Not Applicable.

Item 32. Undertakings

               (b) Registrant hereby undertakes

               (1) to call a meeting of shareholders for the purpose of voting upon the question of removal of a Director or Directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding Common Stock and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholders communications;

               (2) to furnish each person to whom a prospectus is delivered with a copy of its most current annual report to shareholders, upon request and without charge.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 14th day of April, 1998.



                                          THE INFINITY MUTUAL FUNDS, INC.
                                                 (Registrant)

                                          By: /s/ William B. Blundin*
                                               WILLIAM B. BLUNDIN President

                  Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/William B. Blundin*                               President (Principal
WILLIAM B. BLUNDIN                                   Executive Officer) and
                                                     Chairman of the
                                                     Board of Directors


/s/Nimish S. Bhatt*                                  Treasurer (Chief
NIMISH S. BHATT                                      Financial and
                                                     Accounting Officer)



/s/Richard H. Francis*                               Director
RICHARD H. FRANCIS

/s/Norma A. Coldwell*                                Director
NORMA A. COLDWELL

/s/William W. McInnes*                               Director
WILLIAM W. McINNES

/s/Robert A. Robinson*                               Director
ROBERT A. ROBINSON



*By:/s/Robert L. Tuch                                April 14, 1998
    Robert L. Tuch
      Attorney-in-fact

                         THE INFINITY MUTUAL FUNDS, INC.


                       Post-Effective Amendment No. 37 to


                    Registration Statement on Form N-1A under

                         the Securities Act of 1933 and

                       the Investment Company Act of 1940

                                    EXHIBITS

                                INDEX TO EXHIBITS
                                                                        Page
(11)                          Consent of Independent Auditors